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                              AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                                 WAFERTECH, LLC

                      A DELAWARE LIMITED LIABILITY COMPANY

                           DATED AS OF AUGUST 9, 1996

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
                                                                EX 10.1

                                TABLE OF CONTENTS
                                                                    Page

ARTICLE 1    DEFINITIONS AND RULES OF CONSTRUCTION..................  1
       1.1   DEFINITIONS............................................  1
       1.2   RULES OF CONSTRUCTION..................................  9

ARTICLE 2    ORGANIZATIONAL MATTERS.................................  9
       2.1   FORMATION OF COMPANY...................................  9
       2.2   NAME...................................................  9
       2.3   FICTITIOUS BUSINESS NAME STATEMENT; OTHER
             CERTIFICATES...........................................  9
       2.4   PRINCIPAL EXECUTIVE OFFICE; OTHER OFFICES..............  9
       2.5   AGENTS FOR SERVICE OF PROCESS.......................... 10
       2.6   BUSINESS AND PURPOSE OF THE COMPANY.................... 10
       2.7   TERM OF THE COMPANY.................................... 11
       2.8   INITIAL MEMBERS; STATUS OF MEMBERS..................... 11
       2.9   LIABILITY OF MEMBERS................................... 11
       2.10  COMPETITION; CONFLICT OF INTEREST...................... 11
       2.11  BUSINESS PLAN.......................................... 12
       2.12  MEMBER INTELLECTUAL PROPERTY........................... 12
       2.13  FORMATION AUTHORIZATION................................ 13
       2.14  REIMBURSEMENT OF TSMC EXPENSES......................... 13

ARTICLE 3    CAPITAL CONTRIBUTIONS.................................. 14
       3.1   INITIAL CAPITAL CONTRIBUTIONS.......................... 14
       3.2   ADDITIONAL CAPITAL CONTRIBUTION........................ 15
       3.3   CONSEQUENCES OF FAILURE TO CONTRIBUTE.................. 15
       3.4   CAPITAL ACCOUNTS....................................... 19
       3.5   TRANSACTIONS BETWEEN MEMBERS AND THE
             COMPANY; COMPANY LOANS AND GUARANTEES.................. 20
       3.6   RIGHTS WITH RESPECT TO CAPITAL......................... 22

ARTICLE 4    DISTRIBUTIONS.......................................... 22
       4.1   CASH AVAILABLE FOR DISTRIBUTION........................ 22
       4.2   TAX DISTRIBUTIONS...................................... 23
       4.3   AMOUNTS WITHHELD....................................... 23

ARTICLE 5    ALLOCATION OF PROFITS AND LOSSES....................... 23
       5.1   ALLOCATION OF NET PROFIT AND LOSS...................... 23
       5.2   RESIDUAL ALLOCATIONS................................... 24
       5.3   OTHER ALLOCATION RULES................................. 24
       5.4   TAX ALLOCATIONS........................................ 24

                                       (i)

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                                                                       Ex 10.1

ARTICLE 6    MANAGEMENT OF THE COMPANY................................... 24
       6.1   MANAGEMENT BY DIRECTORS..................................... 24
       6.2   NUMBER AND DESIGNATION OF DIRECTORS; OBSERVER
             OF THIRD PARTY INVESTORS.................................... 25
       6.3   MEETINGS OF DIRECTORS....................................... 25
       6.4   POWERS OF DIRECTORS......................................... 26
       6.5   ANNUAL INFORMATIONAL MEETING OF MEMBERS..................... 28
       6.6   COMPENSATION COMMITTEE...................................... 28
       6.7   EXPENSE REIMBURSEMENT....................................... 28
       6.8   INSURANCE................................................... 29
       6.9   OFFICERS.................................................... 29
       6.10  MEMBER CONSENTS............................................. 31
       6.11  BEST INTEREST OF THE COMPANY................................ 31

ARTICLE 7    MEMBER REPRESENTATIONS AND WARRANTIES....................... 31
       7.1   NATURE OF MEMBER'S INTEREST................................. 31
       7.2   MEMBER REPRESENTATIONS AND WARRANTIES....................... 31

ARTICLE 8    RESTRICTIONS ON TRANSFER; PREEMPTIVE RIGHT;
             ADMISSION OF NEW MEMBERS; RIGHT OF FIRST
             REFUSAL..................................................... 33
       8.1   RESTRICTIONS ON TRANSFER.................................... 33
       8.2   GENERAL TRANSFER PROVISIONS................................. 34
       8.3   PREEMPTIVE RIGHTS........................................... 35
       8.4   ADMISSION OF NEW MEMBERS.................................... 36
       8.5   RIGHT OF FIRST REFUSAL...................................... 37
       8.6   SPECIAL TRANSFER PROVISION.................................. 38
       8.7   SPECIAL RIGHT OF MANAGING MEMBERS OTHER THAN
             TSMC TO PURCHASE............................................ 38

ARTICLE 9    BOOKS, RECORDS, REPORTS AND BANK ACCOUNTS................... 39
       9.1   MAINTENANCE OF BOOKS AND RECORDS............................ 39
       9.2   INSPECTION RIGHTS........................................... 40
       9.3   RIGHTS TO RECEIVE COPIES OF DOCUMENTS....................... 40
       9.4   BANK ACCOUNTS............................................... 40
       9.5   TAX MATTERS HANDLED BY TAX MATTERS PARTNER.................. 40
       9.6   FEDERAL INCOME TAX ELECTIONS MADE BY TAX
             MATTERS PARTNER............................................. 41
       9.7   OBLIGATIONS OF MEMBERS TO REPORT ALLOCATIONS................ 41

ARTICLE 10   EVENT OF DEFAULT; TERMINATION OF MEMBERSHIP................. 42
       10.1  EVENT OF DEFAULT............................................ 42
       10.2  TERMINATION OF MEMBER....................................... 43
       10.3  PURCHASE RIGHT.............................................. 43
       10.4  NOTICE OF INTENT TO PURCHASE................................ 44
       10.5     ELECTION TO PURCHASE LESS THAN ALL OF THE
                TERMINATED MEMBER'S INTEREST............................. 44

                                      (ii)
                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                                                                    EX 10.1

       10.6     PAYMENT OF PURCHASE PRICE................................ 45
       10.7     CLOSING OF PURCHASE OF TERMINATED MEMBER'S
                INTEREST................................................. 45

ARTICLE 11      TERMINATION AND DISSOLUTION.............................. 45
       11.1     TERMINATION.............................................. 45
       11.2     DISSOLUTION.............................................. 46
       11.3     WINDING UP............................................... 46
       11.4     DISTRIBUTION OF ASSETS................................... 47
       11.5     TIME FOR WINDING UP...................................... 48
       11.6     FINAL ACCOUNTING; CERTIFICATES OF CANCELLATION........... 48

ARTICLE 12      EXECUTIVE INCENTIVE PLAN................................. 48
       12.1     AUTHORIZATION OF EXECUTIVE COMPENSATION.................. 48
       12.2     ADMISSION OF PARTICIPANTS................................ 48

ARTICLE 13      TSMC LAND OPTION; NEW VENTURE RIGHTS..................... 49
       13.1     LAND OPTION.............................................. 49
       13.2     NEW FAB VENTURE RIGHT OF FIRST REFUSAL................... 49
       13.3     FURTHER ASSURANCES....................................... 49

ARTICLE 14      CHANGE OR CONVERSION TO A GENERAL
                CORPORATION.............................................. 49
       14.1     MERGER OR CONSOLIDATION TO A GENERAL
                CORPORATION.............................................. 49
       14.2     REGISTRATION RIGHTS...................................... 50
       14.3     VOTING ARRANGEMENTS...................................... 50
       14.4     OPTIONS.................................................. 50

ARTICLE 15      STANDARD OF CARE; INDEMNIFICATION........................ 51
       15.1     STANDARD OF CARE......................................... 51
       15.2     INDEMNIFICATION OF DIRECTORS, OFFICERS,
                EMPLOYEES AND AGENTS..................................... 51
       15.3     EXPENSES................................................. 51
       15.4     INDEMNIFICATION RIGHTS NON-EXCLUSIVE..................... 51
       15.5     ERRORS AND OMISSIONS INSURANCE........................... 52
       15.6     ASSETS OF THE COMPANY.................................... 52

ARTICLE 16      AMENDMENTS............................................... 52
       16.1     AMENDMENT, ETC. OF LIMITED LIABILITY COMPANY
                AGREEMENT................................................ 52
       16.2     AMENDMENT, ETC. OF CERTIFICATE OF FORMATION.............. 52

ARTICLE 17    CONDITIONS PRECEDENT....................................... 52
       17.1   CONDITIONS TO MEMBERS' PERFORMANCE......................... 52
       17.2   CONDITIONS TO TSMC'S PERFORMANCE........................... 53
       17.3   CONDITIONS TO ADI'S PERFORMANCE............................ 53
       17.4   CONDITIONS TO ALTERA'S PERFORMANCE......................... 53

                                      (iii)
                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                                                                    EX 10.1

       17.5   CONDITIONS TO ISSI'S PERFORMANCE........................... 54
       17.6   CONDITIONS TO THE THIRD PARTY INVESTORS'
              PERFORMANCE................................................ 54

ARTICLE 18    CONFIDENTIALITY............................................ 54
       18.1   EXCHANGE OF INFORMATION AND NONDISCLOSURE.................. 55
       18.2   CONFIDENTIALITY AGREEMENTS FOR VISITORS AND
              EMPLOYEES.................................................. 55
       18.3   THIRD PARTY REQUEST FOR INFORMATION........................ 55
       18.4   REPORTING LOSS, THEFT OR MISAPPROPRIATION.................. 55
       18.5   BREACH OF CONFIDENTIALITY.................................. 56

ARTICLE 19    ANCILLARY AGREEMENTS....................................... 56
       19.1   EXECUTION AND DELIVERY..................................... 56
       19.2   TERMINATION OF MANUFACTURING AGREEMENT;
              FUTURE PURCHASE AGREEMENT.................................. 56

ARTICLE 20    DISPUTE RESOLUTION; ARBITRATION............................ 56
       20.1   NEGOTIATION BETWEEN EXECUTIVES............................. 56
       20.2   MEDIATION.................................................. 57
       20.3   CLAIMS SUBJECT TO ARBITRATION.............................. 57

ARTICLE 21    LIMITATION ON DAMAGES; CONTRACTUAL LIMITATIONS
              PERIOD..................................................... 59
       21.1   LIMITATION ON DAMAGES...................................... 59
       21.2   CONTRACTUAL LIMITATIONS PERIOD............................. 60

ARTICLE 22    FORCE MAJEURE.............................................. 60
       22.1   FORCE MAJEURE.............................................. 60
       22.2   NOTIFICATION............................................... 61
       22.3   RESPONSE TO FORCE MAJEURE.................................. 61
       22.4   LIMITATIONS ON APPLICABILITY OF FORCE MAJEURE.............. 61

ARTICLE 23    GENERAL PROVISIONS......................................... 61
       23.1   SEVERABILITY............................................... 61
       23.2   NEUTRAL INTERPRETATION; WAIVER............................. 61
       23.3   NOTICES.................................................... 62
       23.4   TIME OF THE ESSENCE........................................ 62
       23.5   GOVERNING LAW.............................................. 62
       23.6   ENTIRE AGREEMENT........................................... 62
       23.7   WAIVER..................................................... 62
       23.8   COOPERATION................................................ 62
       23.9   COUNTERPARTS............................................... 62
       23.10  EXHIBITS AND SCHEDULES..................................... 62
       23.11  ATTORNEYS' FEES............................................ 63
       23.12  DATE OF PERFORMANCE........................................ 63

                                      (iv)
                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                                                                       EX 10.1

       23.13         SURVIVAL.............................................. 63
       23.14         SURVIVAL OF RIGHTS.................................... 63
       23.15         THIRD-PARTY BENEFICIARIES............................. 63
       23.16         PARTITION............................................. 63
       23.17         GOVERNING LANGUAGE OF AGREEMENT....................... 63
       23.18         CONSENT TO JURISDICTION AND SERVICE OF PROCESS........ 64
       23.19         LIQUIDATED DAMAGES.................................... 64
       23.20         AUTHORIZED REPRESENTATIVES............................ 64
       23.21         REMEDIES CUMULATIVE, CONCURRENT AND NON-
                     EXCLUSIVE............................................. 65
       23.22         WAIVER OF CONFLICT OF INTEREST........................ 65
       23.23         AMENDMENT AND RESTATEMENT............................. 65

                                       (v)
                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                                LIST OF EXHIBITS


Exhibit A         - Capital Contributions

Exhibit B         - Certificate of Formation

Exhibit C         - Confidentiality Agreements

                           (1) Visitor Confidentiality Agreement
                           (2) Employee Invention Assignment and Confidentiality
                               Agreement

Exhibit D         - Description of Real Property

Exhibit E         - Possible Future Restructuring

Exhibit F         - Future Purchase Agreement

                                     (vi)
                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                                 WAFERTECH, LLC


         THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT is dated as of August 9, 1996, by and among TSMC Development, Inc., a Delaware corporation ("TSMC"), Analog Devices, Inc., a Massachusetts corporation ("ADI"), Altera Corporation, a California corporation ("Altera"), Integrated Silicon Solutions, Inc., a Delaware corporation ("ISSI") and each of the other Persons identified on the signature page hereof as a Member (as hereinafter defined) hereunder ("Third Party Investors").

         WHEREAS, TSMC, ADI, ALTERA, ISSI and the Third Party Investors as of June 25, 1996 (the "Effective Date") formed a limited liability company organized under the laws of the State of Delaware in the United States of America, pursuant to that certain Limited Liability Company Agreement by and among TSMC, ADI, Altera, ISSI and the Third Party Investors, dated as of June 25, 1996 (the "Original Agreement"), the purpose of which is to construct a foundry which shall provide foundry services for the manufacture of IC wafers in accordance with the terms of this Agreement.

         WHEREAS, solely for the convenience of each Member but without altering the rights or obligations of each Member thereunder, this Agreement amends and restates the Original Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration had and received, each of the parties hereto agrees as follows:


                                    ARTICLE 1
                      DEFINITIONS AND RULES OF CONSTRUCTION

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following words and expressions shall have the meanings set forth below:

                  1.1.1    "AAA" means the American Arbitration Association.

                  1.1.2 "ACT" means the Delaware Limited Liability Company Act set forth in Title 6, Sections 18-101 through 18-1109 of the Delaware Code, as amended from time to time. Any reference to the Act shall automatically include a reference to any subsequent or successor limited liability company law in Delaware.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                  1.1.3    "ADDITIONAL CAPITAL CONTRIBUTION" is defined in
Section 3.2.

                  1.1.4 "ADVANCED PROCESS AGREEMENT" means that certain Advanced Process License Agreement dated as of April 10, 1996, between TSMC and TSMC International Investment Ltd., a British Virgin Islands corporation ("TSMC IIL"), whereby TSMC has been granted a license to certain future processes and know-how of TSMC IIL which Advanced Process Agreement has been assigned by TSMC to the Company as described in Section 3.1.1.

                  1.1.5 "AFFILIATE" means, when used with reference to a specified Person:

                           (i)      With respect to any corporation, limited
liability company, partnership or other business enterprise: (a) which owns or controls, directly or indirectly, fifty percent (50%) or more of the voting rights with respect to the election of directors or managers, or which has practical control directly or indirectly, of any party to this Agreement; (b) of which fifty percent (50%) or more of the voting rights with respect to the election of directors or managers is owned or controlled, directly or indirectly, by, or which is under the practical control directly or indirectly of, any party to this Agreement; or (c) of which fifty percent (50%) or more of the total voting rights with respect to the election of directors or managers is owned or controlled, directly or indirectly, by, or which is under the practical control directly or indirectly of, any corporation, limited liability company, partnership or other business enterprise qualifying under subsections (a) or (b) above; and

                           (ii)     With respect to any natural person, any
relative of such Person or such Person's spouse, whether by blood, marriage or adoption.

                  1.1.6 "AGREEMENT" means this Amended and Restated Limited Liability Company Agreement, including all Exhibits (which are hereby incorporated into and made a part of this Agreement by this reference), as originally executed and as amended from time to time, as the context requires.

                  1.1.7 "ANCILLARY AGREEMENTS" mean (i) the Confidentiality Agreements, (ii) the Manufacturing Agreement, (iii) the Technology License and Assistance Agreement, (iv) the Advanced Process Agreement, (v) the Assignments of each of the Manufacturing Agreement, the Technology License and Assistance Agreement and the Advanced Process Agreement, (vi) the Registration Rights Agreement, (vii) the Purchase Agreement, (viii) the TSMC Land Option and (ix) the Future Purchase Agreement.

                  1.1.8    "BOARD OF DIRECTORS" is defined in Section 6.1.

                  1.1.9 "BUSINESS DAY" means a day on which banking institutions are open for business in Seattle, Washington and San Jose, California other than a Saturday or Sunday.

                  1.1.10   "BUSINESS PLAN" is defined in Section 2.11.

                  1.1.11   "CAPITAL ACCOUNT" is defined in Section 3.4.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                  1.1.12 "CAPITAL CONTRIBUTION" OR "INITIAL CAPITAL CONTRIBUTION" means the total amount of cash and the agreed fair market value (net of liabilities) of other property contributed to the Company by a particular Member, as contemplated in Section 3.1, and any subsequent contributions of cash and the agreed fair market value (net of liabilities) of any other property subsequently contributed to the Company by that Member. "TOTAL INITIAL CAPITAL CONTRIBUTION" means the sum of all "INITIAL CAPITAL CONTRIBUTIONS," as set forth on Exhibit A.

                  1.1.13   "CASH AVAILABLE FOR DISTRIBUTION" is defined in
Section 4.1.2.

                  1.1.14 "CERTIFICATE OF FORMATION" means the certificate to be filed with the Office of the Delaware Secretary of State for the purpose of forming the Company, attached hereto as Exhibit B.

                  1.1.15 "CODE" means the Internal Revenue Code of 1986, as amended (or any corresponding provision or provisions of any succeeding law).

                  1.1.16   "COMPANY" means WaferTech, LLC.

                  1.1.17 "COMPANY LOANS" means any loans or advances made by any Member to the Company as contemplated in Section 3.5.2.

                  1.1.18 "CONFIDENTIAL INFORMATION" means confidential or secret information, including information protected under the Confidentiality Agreements or confidential or secret information protected under any of the Ancillary Agreements, including but not limited to Trade and Industrial Secrets (as defined in the Technology License and Assistance Agreement) and Proprietary Information (as defined in the Manufacturing Agreement).

                  1.1.19 "CONFIDENTIALITY AGREEMENTS" mean that certain Member's Confidentiality Agreement dated May 25, 1996 executed by the Company and each Member and the Visitor Confidentiality Agreements executed by the Company and each Visitor (as provided in Article 18) substantially in the form attached hereto as Exhibit C(1).

                  1.1.20 "DEFAULTING MEMBER" means a Member who fails to make a Member's Second Part Capital Contribution or Third Part Capital Contribution hereunder or an Additional Capital Contribution under the circumstances described in Section 3.3.2.2, or otherwise breaches this Agreement in a manner that constitutes an Event of Default.

                  1.1.21   "DELAWARE CORPORATION" is defined in Section 14.1.

                  1.1.22 "DEPRECIATION" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable as determined for book purposes under GAAP.

                  1.1.23 "DILUTION EVENT" means an event resulting in reduction of a Member's Percentage Interest in the Company as contemplated in
Section 3.3.2.1 or Section 3.5.4 of this

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Agreement if the Additional Capital Contribution or guaranteed debt which the Member did not provide or guarantee, as the case may be, was used for purposes other than the completion of the Foundry in accordance with the Business Plan.

                  1.1.24 "DIRECTOR" is defined in Section 6.2.1, and includes voting and non-voting Directors.

                  1.1.25 "DISSOLUTION DATE" shall mean the first date on which one of the events set forth in Section 11.2 shall occur.

                  1.1.26 "ECONOMIC INTEREST" means a Person's right to share in the Net Profit, Net Loss or similar items of, and to receive distributions from, the Company, but does not include any other rights of a Member including, without limitation, the right to vote or to participate in the management of the Company, or, except as provided in Sections 9.2 and 9.3, any right to information concerning the business and affairs of the Company.

                  1.1.27   "EVENT OF DEFAULT" is defined in Section 10.1.

                  1.1.28 "FISCAL YEAR" means each twelve (12) month period commencing January 1 and through and including December 31 and including as the first Fiscal Year, the period from the date of this Agreement to and including December 31, 1996.

                  1.1.29 "FORCE MAJEURE" means any one or more of the following: acts of war declared or undeclared, nationalization, expropriation, civil unrest or other public disturbance, fire, storm, floods, typhoon, tidal wave, hurricane, cyclone or other severe weather conditions, earthquake, or other Acts of God, legal restraints, governmental or like interference, judicial action, accidental damage to equipment, as well as any other cause outside the reasonable control of a Member. "Force Majeure" also includes the failure to obtain such license(s) and other approvals, including export licenses, as are required by United States law or other applicable law for the equipment, technical information, software, technology and Proven Products to be provided pursuant to the terms of this Agreement, the Technology License and Assistance Agreement or the Advanced Process Agreement.

                  1.1.30   "FUTURE PURCHASE AGREEMENT" is defined in Section
19.2.

                  1.1.31   "FOUNDRY" is defined in Section 2.6.1.

                  1.1.32 "GAAP" means generally accepted accounting principles in the United States of America.

                  1.1.33 "GOVERNMENTAL INTERVENTION" means (i) any action taken by any government or agency thereof, subsequent to the formation of the Company, which is material and adverse to any Member, or (ii) any recommendations by any government or agency thereof to the Members or any of them individually, requiring directly or indirectly, formally or informally, alteration or modification of any term or condition of this Agreement or of the Ancillary
                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Agreements, or of the performance of the Members under this Agreement or the Ancillary Agreements in a manner which is material and adverse to one Member.

                  1.1.34   "IC" means integrated circuit.

                  1.1.35 "INCENTIVE PLAN" means any incentive plan approved by the Board of Directors and, with respect to any incentive plan, other than the Executive Incentive Plan, which was approved by the Board of Directors on the Effective Date, which is approved by Members holding not less than 71% in Percentage Interest.

                  1.1.36   "INDEMNITEE" is defined in Section 15.1 hereof.

                  1.1.37 "INTELLECTUAL PROPERTY RIGHTS" means (a) all patent rights and all right, title and interest in and to all letters patent and applications for letters patent, and all other government-issued or -granted indicia of invention ownership, including any reissue, division, term extensions, continuation or continuation-in-part applications; (b) all copyrights and all other literary property and author rights, and all right, title and interest in and to all copyrights, copyright registrations, certificates of copyrights and copyrighted interests; (c) all trademarks, trade names and service marks, and all rights, title and interest in and to all applications, certifications and registrations therefor; (d) all mask work rights, mask work applications, and mask work registrations; (e) all rights, title and interest in and to all trade secrets and trade secret rights; and (f) any licenses or license rights with respect to the foregoing.

                  1.1.38   "INTEREST" means either (i) a Membership Interest, or
(ii) an Economic Interest, as the case may be.

                  1.1.39 "IPO" means an underwritten initial public offering of securities made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, and the Rules and Regulations of the Securities and Exchange Commission thereunder.

                  1.1.40   "LAND" is defined in Section 1.1.69.

                  1.1.41 "MAJORITY IN INTEREST" means Members holding, collectively, more than fifty percent (50%) of the Percentage Interests.

                  1.1.42   "MANAGING MEMBERS" means TSMC, ADI, Altera and ISSI.

                  1.1.43 "MANUFACTURING AGREEMENT" means that certain Manufacturing Agreement dated as of February 16, 1996, by and between TSMC and Taiwan Semiconductor Manufacturing Co. Ltd. of Taiwan ("TSMC Taiwan"), pursuant to which TSMC Taiwan has agreed to purchase all IC wafers manufactured by TSMC for the time and on the terms therein specified, which Manufacturing Agreement has been assigned by TSMC to the Company as described in Section 3.1.1.

                  1.1.44   "MEMBER" means a Person who:

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                           (i)      Has been admitted to the Company as a member
in accordance with the Certificate of Formation or this Agreement, or an assignee of an Interest who has become a Member pursuant to Article 8; and

                           (ii)     Has not resigned, withdrawn or been expelled
as a Member or, if other than an individual, been dissolved.

Reference to a "Member" shall be to any one of the Members. Reference to an "INITIAL MEMBER" shall be to any one of the Members who are such on the Effective Date.

         1.1.45 "MEMBERSHIP INTEREST" means a Member's ownership interest in the Company, which includes the right to share in the Net Profit, Net Loss or similar items of, and to receive distributions from, the Company, the right to vote and participate in the management of the Company, and the right to information concerning the business and affairs of the Company, as provided in this Agreement and under the Act.

         1.1.46 "NET PROFIT" AND "NET LOSS" mean, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for such year or period, as the case may be, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (i) Any income of the Company that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Profit or Net Loss shall be added to such taxable income or loss;

                  (ii)     Any expenditures of the Company described in Code
Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Profit or Net Loss shall be subtracted from such taxable income or loss;

                  (iii) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for U.S. Federal income tax purposes shall be computed in accordance with the Section 704(b) Regulations by reference to the book basis and fair market value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its book basis and fair market value;

                  (iv) In lieu of depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation as determined for book purposes in accordance with the Section 704(b) Regulations for such Fiscal Year or other period; and

                  (v) Notwithstanding any other provision of this subsection, any items of income, gain, loss or deduction which are specifically allocated to any Member shall not be taken into account in computing Net Profit or Net Loss.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                  1.1.47 "NON-DEFAULTING MEMBERS" means each Member who has made such Member's Second Part Capital Contribution or Third Part Capital Contribution or an Additional Capital Contribution under the circumstances described in Section 3.3.2.2 hereunder, and is not otherwise in breach of this Agreement in a manner that constitutes an Event of Default.

                  1.1.48   "OFFERING NOTICE" is defined in Section 8.5.1

                  1.1.49   "OFFICER" means an officer of the Company.

                  1.1.50 "PERCENTAGE INTEREST" means the Interest of a Member or the holder of an Economic Interest in the Company, expressed as a percentage of the Interests of all of the Members and holders of an Economic Interest. The Percentage Interests shall initially be as set forth on Exhibit A and shall be adjusted from time to time as herein provided. Notwithstanding the foregoing, however, for the purpose only of determining the Percentage Interest required for any vote or approval, including, but not limited to, the approvals contemplated by Sections 3.5.1, 6.4.2, 6.4.3, 8.1.1, 8.1.2, 11.2 and Article 16,
the Percentage Interest shall be calculated without giving effect to the issuance of options, exercise of any options or grant of any equity interest in the Company pursuant to any Incentive Plan.

                  1.1.51 "PERSON" means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case whether domestic or foreign.

                  1.1.52   "PRODUCTS" is defined in the Manufacturing Agreement.

                  1.1.53 "PROHIBITED PERSON" means a Person (i) who is in the business of providing foundry services (other than TSMC or any Affiliate thereof, and other than as permitted pursuant to the last two sentences of
Section 2.10.1), or (ii) whose admission as a Member could reasonably be economically inimical to the interests of the Company or to any Member. The Board of Directors and the Members pursuant to Section 6.4.2 shall determine who is a Prohibited Person.

                  1.1.54 "PROPERTY" means the assets of the Company, both tangible and intangible, or any portion thereof.

                  1.1.55   "PROJECT" is defined in Section 2.6.1.

                  1.1.56 "PROVEN PRODUCTS" is defined in the Manufacturing Agreement.

                  1.1.57 "PURCHASE AGREEMENT" means that certain Purchase Agreement dated as of the Effective Date by and between TSMC Taiwan, Altera, ADI and ISSI, pursuant to which each of Altera, ADI and ISSI commit to purchase a designated amount of IC wafers from TSMC Taiwan.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                  1.1.58 "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the Effective Date by, between and among the Company and each Member.

                  1.1.59 "REGULATIONS" means the U.S. Federal income tax regulations promulgated by the Treasury Department under the Code, as such regulations may be amended from time to time. All references herein to a specific section of the Regulations shall be deemed also to refer to any corresponding provisions of succeeding Regulations.

                  1.1.60   "REMAINING MEMBER" is defined in Section 10.2.3.

                  1.1.61 "SECRETARY OF STATE" means the Office of the Secretary of State of the State of Delaware.

                  1.1.62 "SECTION 704(b) REGULATIONS" means the final or temporary income tax regulations under Section 704(b) of the Code relating to the determination of a partner's distributive share of partnership income, gain, loss, deduction or credit (or item thereof), and to the extent not inconsistent with any final or temporary regulations, any outstanding proposed income tax regulations under Section 704(b) of the Code. All references to Section 704(b) Regulations shall be deemed also to refer to any corresponding provisions of any succeeding regulations to such Section 704(b) of the Code.

                  1.1.63   "SELLING MEMBER" is defined in Section 8.5.1.

                  1.1.64 "TAX MATTERS PARTNER" means the person designated as such in Section 9.5.

                  1.1.65 "TECHNOLOGY LICENSE AND ASSISTANCE AGREEMENT" means that certain Technology License and Assistance Agreement dated as of February 20, 1996, by and between TSMC Technology, Inc. and TSMC, providing for TSMC Technology, Inc. to provide certain services to TSMC and granting a license to use certain technology to TSMC, which Technology License and Assistance Agreement has been assigned by TSMC to the Company as described in Section 3.1.1.

                  1.1.66   "TERMINATED MEMBER" is defined in Section 10.2.3.

                  1.1.67   "TRANSFER" is defined in Section 8.1.1.

                  1.1.68 "TSMC LAND OPTION" means that certain Option Agreement dated as of the Effective Date between the Company and TSMC whereby the Company granted an option to TSMC to purchase all or part of the Land (as defined therein), hereinafter the "Land".

                  1.1.69 "WASHINGTON ACT" means the Washington Limited Liability Act, codified at Title 25, Chapter 25.15 of the Revised Code of Washington. Any reference to the Washington

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Act shall automatically include a reference to any subsequent or successor limited liability law in Washington.

         1.2      RULES OF CONSTRUCTION.  For purposes of this Agreement:

                  1.2.1 GENERAL. Unless the context otherwise requires, (i) "or" is not exclusive; (ii) words in the singular include the plural and vice versa; (iii) words in the masculine include the feminine and neuter and vice versa; and (iv) words such as "herein," "hereinafter," "hereto," "hereby," and "hereunder," when used in this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.

                  1.2.2 ARTICLES AND SECTIONS; HEADINGS. References to Articles and Sections are to Articles and Sections of this Agreement unless stated otherwise. Article and Section headings used in this Agreement are for convenience of reference only and shall not be used in construing or interpreting this Agreement.

                  1.2.3 OTHER AGREEMENTS. References herein to any agreement, schedule or other instrument, including, without limitation, any other Ancillary Agreement shall, unless the context otherwise requires (or the definition thereof otherwise specifies), be deemed references to the same as it may from time to time be amended, modified or extended.


                                    ARTICLE 2
                             ORGANIZATIONAL MATTERS

         2.1 FORMATION OF COMPANY. The parties have formed the Company pursuant to the provisions of the Act by filing the Certificate of Formation with the Secretary of State.

         2.2      NAME. The name of the Company is "WaferTech, LLC".

         2.3 FICTITIOUS BUSINESS NAME STATEMENT; OTHER CERTIFICATES. The Directors have registered the Company as a foreign limited liability company in the State of Washington and shall from time to time register the Company as a foreign limited liability company and file on behalf of the Company such fictitious or trade name statements or certificates in such other jurisdictions and offices as the Directors consider necessary, convenient or appropriate. From time to time, the Directors shall file such certificates of amendment, certificates of cancellation, or other certificates as the Directors reasonably deem necessary, convenient or appropriate under the Act, under the Washington Act or under the laws of any jurisdiction in which the Company is doing business to establish and continue the Company as a limited liability company or to protect the limited liability of the Members.

         2.4 PRINCIPAL EXECUTIVE OFFICE; OTHER OFFICES. The Company shall maintain its principal executive office, which shall be its principal place of business in the State of Washington, at Camas, or any other location determined by the Directors. The Company shall

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
also maintain a registered office in Delaware, which shall be at the business office of the Company's agent for service of process in Delaware. The Company may maintain such other offices as determined by the Directors.

         2.5 AGENTS FOR SERVICE OF PROCESS. The name and address of the Company's agent for service of process in Washington is the Corporation Service Company, c/o 600 First Avenue, Suite 500, Seattle, Washington 98104. The name and address of the Company's agent for service of process in Delaware is The Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

         2.6      BUSINESS AND PURPOSE OF THE COMPANY.

                  2.6.1 GENERAL CHARACTER OF BUSINESS. The general character of the business to be conducted by the Company shall be to provide foundry services for the manufacture of IC wafers in North America to meet the specifications of the purchasers of such IC wafers in accordance with the terms and conditions of this Agreement and the Ancillary Agreements. In addition, the Company may provide testing services, tooling services, ASIC design services, computer assisted design services, maintain a design library, or provide other related services for integrated circuits. The Company shall purchase, develop and improve a portion of certain real property located in Camas, Washington that is the subject of option agreements for the benefit of TSMC, as described in Exhibit D hereto (which, subject to the TSMC Land Option, is referred to herein as the "Real Property"). The Company shall construct and manage a foundry, or "FAB" (the "Foundry") on the Real Property, subject to the TSMC Land Option, to manufacture and produce IC wafers (subsumed in the definition of "Proven Products") (collectively, the "Project") and to conduct any other activities, operations or business (including the borrowing of money, the encumbering of the Company's assets for security and the entry into contracts) directly and reasonably related to the Project and its use and development. In accordance with Section 3.1.1, TSMC has assigned the Manufacturing Agreement to the Company, so that during the Manufacturing Agreement's term, TSMC Taiwan shall have an obligation to purchase not less than 85% of Calculated Installed Capacity (as defined in the Manufacturing Agreement) but shall have a right to purchase up to 100% of Calculated Installed Capacity and TSMC has assigned the Technology License and Assistance Agreement and Advanced Process Agreement to the Company so that specified technical services and technology shall be provided to the Company. The Managing Members shall order and take or pay for Products from TSMC Taiwan as contemplated in the Purchase Agreement. The Managing Members shall cause the Company to conduct the business of the Company in compliance with all material laws and regulations.

                  2.6.2 OTHER PURPOSES. Subject to Section 2.6.1, the Company may carry on any lawful business, purpose or activity, in accordance with this Agreement, but the Company shall not engage in the business of granting policies of insurance or assuming insurance risks or banking. The Company shall possess and may exercise all the powers and privileges granted by the Act or by any other law or by this Agreement, together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the Company as set forth in Section 2.6.1.



                                                           AMENDED AND RESTATED
                                            LIMITED LIABILITY COMPANY AGREEMENT

         2.7 TERM OF THE COMPANY. The Company was established and commenced on the Effective Date. The Company shall dissolve on the Dissolution Date. Notwithstanding the foregoing, the Company may be dissolved prior to the Dissolution Date as provided in this Agreement or pursuant to the Act.

         2.8      INITIAL MEMBERS; STATUS OF MEMBERS.

                  2.8.1 INITIAL MEMBERS. The Initial Members shall be those Persons listed as Members on Exhibit A.

                  2.8.2 STATUS OF MEMBERS. The Initial Members and any additional or substituted Members shall be "members" of the Company, as that term is used in the Act, subject to the terms and provisions of this Agreement. The Managing Members shall have authority as specified herein.

         2.9 LIABILITY OF MEMBERS. No Member shall be obligated personally for any debt, obligation or liability of the Company, whether arising in contract, tort or otherwise, solely by reason of being a Member.

         2.10     COMPETITION; CONFLICT OF INTEREST.

                  2.10.1 MEMBER COMPETITION. Subject to the provisions of the Confidentiality Agreements, and except as hereinafter provided, any Member may engage in, acquire or possess an interest or interests in other business ventures of any nature or description, independently or with others and neither the Company nor any Member shall have any rights in or to such independent ventures or the income or profits derived therefrom. Notwithstanding the foregoing, each Member acknowledges, understands and agrees that pursuant to
Section 3.1.1, TSMC has contributed to the Company proprietary, trade secret, know-how and other Confidential Information and that TSMC would not have entered into this Agreement with a Prohibited Person. Further, each Member acknowledges, understands and agrees that monetary compensation would not be an adequate inducement for TSMC to enter into this Agreement with a Prohibited Person. Accordingly, each Member except TSMC agrees that so long as such Member shall be a Member and for a period of two years thereafter, such Member shall not acquire or possess a controlling interest, directly or indirectly, by operation of law or otherwise, in any venture (an "Other Venture") (not including TSMC or an Affiliate thereof) that has as one of its primary purposes the provision of foundry services for the manufacture of IC wafers for sale to third parties not affiliated with such Other Venture and not for the Member's own use or the use of other parties affiliated with the Other Venture. This restriction shall not limit the existing ventures of any Member, or future ventures in which any Member has a non-controlling minority interest, from selling IC wafers to third parties not affiliated with such Other Venture. This Section shall not limit the ability of TSMC or any of its Affiliates to enter into any Other Venture or subject to Section 13.2, to construct any other foundry.

                  2.10.2 CONFLICT OF INTEREST. Subject to Section 3.5, the fact that a Person is employed by or is directly or indirectly interested in or connected with any Person


                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
employed by the Company to render any service or from whom the Company may buy merchandise shall not prohibit the Company from employing or dealing with such Person; provided, however, that any contract, employment or other arrangement with such Person shall be on an arm's-length basis and in accordance with competitive rates and other terms prevailing throughout the industry for similar goods or services.

         2.11 BUSINESS PLAN. On the Effective Date each Member received a preliminary annual operating budget and business plan of the Company for Fiscal Years 1996 through 2002, which was prepared by TSMC and its Affiliates in good faith for planning purposes and is incorporated herein by this reference (as it may be amended from time to time, the "Business Plan"). Each Managing Member agrees to use reasonable commercial efforts in accordance with the terms of this Agreement to facilitate the implementation of the Business Plan by the Company. Notwithstanding the foregoing, the Members acknowledge that the Business Plan is a projection only and, as a forward looking statement, reflects certain anticipated goals, which may not be realized. The Members further acknowledge that the Business Plan does not constitute an assurance, representation, warranty or agreement by any Member or the Company for any purpose, including but not limited to, the purpose of determining whether to enter into this Agreement. Any material change or amendment to the Business Plan shall require the approval of Members holding not less than 71% in Percentage Interest, as provided in Section 6.4.2.

         2.12     MEMBER INTELLECTUAL PROPERTY.

                  2.12.1 GRANT OF LICENSES. Each Member, including TSMC and its Affiliates to the extent not provided for pursuant to the Technology License and Assistance Agreement or the Advanced Process Agreement, shall grant or extend to the Company the rights, licenses or cross licenses from third parties obtained or held by such Member as the same are related to and required for the manufacture of IC wafers by the Company, to the extent that any such action is not in conflict with such Member's agreements with third parties. In case any third party agreement requires the payment of fees or royalties to a third party in the event of such grant or extension, the Company shall be offered the option to accept the grant or extension and to pay such fees or royalties.

                  2.12.2 SHARING OF TECHNOLOGY. Any Managing Member (other than TSMC or its Affiliates, to which the terms of the Technology License and Assistance Agreement and Advanced Process License Agreement will apply), which has knowledge or know-how relating to the manufacture of IC wafers may offer to provide such knowledge or know-how to the Company in consideration for the right to use the knowledge or know-how developed by the Company relating to that knowledge or know-how provided by such Member. The terms and conditions of any such exchange of knowledge or know-how shall be determined by mutual agreement between the applicable Managing Member and the Company. Notwithstanding the foregoing, any such Managing Member (other than TSMC or its Affiliates) shall not use the knowledge or know-how developed by the Company to manufacture any products competitive with the Products produced for any other Managing Member (other than TSMC or its Affiliates).

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                  2.12.3 CO-DEVELOPMENTS. In the event personnel of the Company and any Managing Member co-develop (i.e. both parties substantially and significantly contribute to the development) devices, ICs, processes or apparatus relating to the subject matter of this Agreement, the Manufacturing Agreement, the Purchase Agreement, or the Future Purchase Agreement, then the Intellectual Property Rights created by such co-development shall be jointly owned by the Company and the applicable Managing Member without accounting to each other, both parties having the right under the Intellectual Property Rights obtained with respect to such co- development to make, have made, use, modify, lease, sell, or otherwise dispose of products and to license (with a right to sub-license) such Intellectual Property Rights, subject to the other party's rights therein but without the necessity of obtaining the consent of the other party. The Company and applicable Managing Member shall cooperate in applying for, prosecuting and maintaining patents and copyright and mask work registrations for such co-developments and shall equally divide the expenses thereof. Notwithstanding the preceding sentence, either the Company or the applicable Managing Member may elect not to share the expenses of any such applications in any or all countries, in which case the other party may file and/or prosecute at its own expense and shall have sole control and ownership of such applications and any patents, copyright or mask work registrations issuing thereon, subject to a non-exclusive non- transferrable, paid-up and royalty-free, worldwide license under such patents, copyright and mask right registrations in favor of the non-electing party to make, have made, use, modify, lease, sell, or otherwise dispose of products to the extent of the rights granted by such patents and registrations (with the right to sublicense only to Affiliates). The Company or the applicable Managing Member, as the case may be, shall be obligated to share the expenses referred to in the preceding sentence unless such party provides written notice of its election not to do so to the other party within thirty (30) days of a written request from such other party. An election not to share expenses shall be irrevocable.

         2.13 FORMATION AUTHORIZATION. Each of the Members ratifies and approves the acts of TSMC prior to the date of this Agreement taken to (i) handle matters with respect to the formation and establishment of the Company,
(ii) commit to the acquisition of the Real Property including the grant of the TSMC Land Option, (iii) commit to the construction of the Foundry, and (iv) commit to the purchase of such equipment as is required by the Company to commence the Project (collectively, the "Organizational Matters"). Each Member authorizes TSMC to continue to implement the Organizational Matters in accordance with this Agreement. TSMC will attempt to obtain favorable terms for such Organizational Matters, and the Members will cooperate to discuss and resolve any issues in connection therewith.

         2.14 REIMBURSEMENT OF TSMC EXPENSES. By execution and delivery of this Agreement, the Members agree that the following out-of-pocket expenses incurred by TSMC, or its Affiliates, upon presentation by TSMC to the Company of an itemization of such expenses, shall be reimbursed by the Company. Such expenses may include the following:

                  2.14.1 Any and all reasonable expenses incurred for the acquisition of the Real Property including but not limited to those incurred in the site selection and permitting activities;

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                  2.14.2 Any and all reasonable fees and expenses incurred to commit to construction of the Foundry;

                  2.14.3 Any and all fees and expenses charged by the counsel, consultants and specialists retained in connection with the formation of the Company, the acquisition of the Real Property and the construction of the Foundry; and

                  2.14.4 Any and all other fees and expenses incurred in handling the matters authorized in Section 2.13 or this Section 2.14.

An estimate of such expenses as of the Effective Date was delivered to each Member on the Effective Date.

                                    ARTICLE 3
                              CAPITAL CONTRIBUTIONS

         3.1      INITIAL CAPITAL CONTRIBUTIONS.

                  3.1.1 FIRST PART CAPITAL CONTRIBUTION. Subject to the satisfaction or waiver of the conditions precedent set forth in Article 17, on the Effective Date (sometimes referred to herein as the "First Contribution Date") each Initial Member contributed to the Company in good same day funds an amount of cash equal to the cash contribution set forth opposite such Initial Member's name on Exhibit A under the column "First Part Capital Contribution" and in addition TSMC contributed to the Company (i) the Manufacturing Agreement, the Technology License and Assistance Agreement and the Advanced Process Agreement, by assigning such agreements to the Company, and (ii) all rights and interests of TSMC in the Real Property, the Foundry and all equipment purchased by TSMC ("First Part Capital Contribution").

                  3.1.2 SECOND PART CAPITAL CONTRIBUTION. On November 30, 1996 (the "Second Contribution Date"), each Initial Member shall contribute to the Company an amount of cash equal to the cash contribution set forth opposite such Initial Member's name on Exhibit A under the column "Second Part Capital Contribution" (the "Second Part Capital Contribution").

                  3.1.3 THIRD PART CAPITAL CONTRIBUTION. On November 3, 1997 (the "Third Contribution Date"), each Initial Member shall contribute to the Company an amount of cash equal to the cash contribution set forth opposite such Initial Member's name on Exhibit A under the column "Third Part Capital Contribution" (the "Third Part Capital Contribution").

                  3.1.4 PERCENTAGE INTEREST. Upon making each such Capital Contribution, each Initial Member shall be credited for its Capital Contribution and shall have the Percentage Interest in the Company as set forth with respect to such Initial Member on Exhibit A.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         3.2 ADDITIONAL CAPITAL CONTRIBUTION. No Member shall be obligated to or shall make any additional capital contribution to the Company in excess of such Member's portion of the Initial Capital Contribution provided for in
Section 3.1 ("Additional Capital Contribution") except with the approval of the Board of Directors. The Board of Directors shall send to each Member written notice of the Additional Capital Contribution including a description of the purpose of the Additional Capital Contribution, a statement of the potential benefits to the Company and to Members who make such Additional Capital Contribution and a statement of the potential impact upon each Member pursuant to Section 3.3.1 if such Member does not make the Additional Capital Contribution (the "Additional Capital Contribution Notice"). If a proposed Additional Capital Contribution, together with all prior Additional Capital Contributions, exceeds in the aggregate an amount equal to 15% of the Total Initial Capital Contribution, as set forth on Exhibit A hereto, such Additional Capital Contribution must also be approved by the Members holding not less than 71% in Percentage Interest as provided in Section 6.4.2. Following approval as set forth above and subject to Section 3.3.2.1, each Member shall contribute its Additional Capital Contributions to the Company in proportion to its Percentage Interest promptly at such time or times as may be so established by the Board of Directors for the payment thereof.

         3.3      CONSEQUENCES OF FAILURE TO CONTRIBUTE.

                  3.3.1 DEFAULT ON SECOND PART OR THIRD PART CAPITAL CONTRIBUTION. In the event a Member fails to pay its Second Part Capital Contribution or its Third Part Capital Contribution as contemplated in this Agreement, such Defaulting Member shall pay to the Non-Defaulting Members which have made their required Second Part Capital Contributions or Third Part Capital Contributions, as the case may be, as a partial liquidated payment for damages suffered by the Company and the Non-Defaulting Members as a result of such failure to pay, a cash payment equal to 10% of the Second Part Capital Contribution or Third Part Capital Contribution, as the case may be, of the Defaulting Member. Such cash payment shall be distributed among the Non-Defaulting Members according to their respective Percentage Interests. The Defaulting Member's Membership Interest thereupon and without more shall be terminated and the following procedures shall apply:

                          3.3.1.1  MISSING CAPITAL CONTRIBUTION. The
Non-Defaulting Members shall have the right, but not the obligation to, subject to the provisions of Section 8.6, contribute that portion of the Capital Contribution to have been funded by the Defaulting Member ("Missing Capital") according to each electing Non-Defaulting Member's Percentage Interest. If any Non-Defaulting Member elects to contribute none or less than all of such Non-Defaulting Member's pro rata share of the Missing Capital, then the other Non-Defaulting Members may elect to contribute the remaining portion of the Missing Capital in proportion to their respective Percentage Interests. If less than all of the Missing Capital is contributed by Non-Defaulting Members, subject to the provisions of Section 8.6, one or more new Members, if approved pursuant to Section 8.4, may be admitted as a Member or Members to contribute any remaining Missing Capital to the Company. If the entire Missing Capital is not contributed, the Initial Capitalization of the Company shall be reduced accordingly. Following such process, the Percentage Interest of all Members shall, subject to the last sentence of Section 3.3.1.4, be
                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
adjusted so that each Member's Percentage Interest (including that of any new Member) shall be a fraction, the numerator of which is the aggregate amount of each Member's Capital Contributions and the denominator of which is the sum of all Member's Capital Contributions (including that of any new Member) and each Member's Capital Account Balance shall be adjusted accordingly. As used in the preceding sentence, Capital Contributions shall include those portions of Capital Contributions made by a Defaulting Member or a Terminated Member that are credited to the Capital Account Balances of Non-Defaulting Members or Remaining Members following a transfer of part of the Defaulting Member's Interest or Terminated Member's Interest under clause (ii) of either of Section
3.3.1.4 or Section 10.5.

                  3.3.1.2 PURCHASE RIGHT. Upon termination of a Defaulting Member's Membership Interest pursuant to this Section and after giving effect to
Section 3.3.1.1, subject to the provisions of Section 8.6, the Non-Defaulting Members shall have the right to purchase and the Defaulting Member shall have the obligation to sell, the Defaulting Member's Interest in the Company in the manner contemplated in Sections 3.3.1.3 through 3.3.1.6, inclusive. The purchase price for such Interest shall be an amount equal to 50% of the cash Capital Contributions of the Defaulting Member as of the termination date of the Defaulting Member. Such reduction in value shall constitute partial compensation for damages suffered by the Company and the Non-Defaulting Members as a result of the failure by the Defaulting Member to contribute the Second Capital Contribution or Third Capital Contribution, as the case may be. The Board of Directors shall give notice to all Non-Defaulting Members of such purchase price.

                  3.3.1.3 OPTION OF NON-DEFAULTING MEMBERS TO PURCHASE. Each Non-Defaulting Member shall have the right, but not the obligation, to elect to purchase a portion of the Defaulting Member's Interest, as hereinafter provided. Any Non-Defaulting Member so electing shall notify the Directors in writing within thirty (30) days after the notice from the Directors referred to in
Section 3.3.1.2 above, of such Non- Defaulting Member's desire to purchase a portion of the Defaulting Member's Interest. The failure of any Non-Defaulting Member to submit such notice within the applicable period shall constitute an election on the part of the Non-Defaulting Member not to purchase any of the Defaulting Member's Interest. Each Non-Defaulting Member so electing to purchase shall be entitled to purchase a portion of the Defaulting Member's Interest in the same proportion that the Percentage Interest of the Non-Defaulting Member bears to the aggregate of the Percentage Interest of all of the Non-Defaulting Members electing to purchase a portion of the Defaulting Member's Interest.

                  3.3.1.4 ELECTION TO PURCHASE LESS THAN ALL OF THE DEFAULTING MEMBER'S INTEREST. If any Non-Defaulting Member elects to purchase none or less than all of such Non-Defaulting Member's pro rata share of the remaining Defaulting Member's Interest, then subject to the provisions of Section 8.6, the other Non-Defaulting Members may elect to purchase that Interest remaining in proportion to their respective Percentage Interests. Each Non-Defaulting Member who purchases part of the Defaulting Member's Interest shall succeed to a pro rata share of the Defaulting Member's Capital Account Balance. If the Non-Defaulting Members do not purchase the entire Interest of the Defaulting Member, then subject to the provisions of Section 8.6, one or more new Members, if approved pursuant to Section 8.4, may be admitted as a Member and purchase the remaining Defaulting Member's Interest by paying for such Interest in

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
cash. If the entire remaining Interest has not been purchased, with respect to all or any remaining share of the Defaulting Member's Interest, the Defaulting Member shall have only an Economic Interest, and without limiting the generality of the foregoing, shall not be a Managing Member, shall not be entitled to designate a Director hereunder and any current Director or Directors appointed by such Member shall be deemed to be removed and the number of Directors on the Board of Directors shall be reduced accordingly. In such event, as partial compensation for damages suffered by the Company and the Non-Defaulting Members,
(i) the Defaulting Member's remaining Interest shall be reduced by fifty percent (50%) and the Non-Defaulting Members' Interests shall be increased pro rata accordingly, (ii) the Defaulting Member's Capital Account Balance shall be reduced by 50%, and the difference shall be added to the Capital Account Balances of the Non-Defaulting Members, pro rata according to their Interests, and (iii) solely for purposes of determining the Managing Members' and a Defaulting Member's rights and obligations to purchase the output of the Foundry under the Purchase Agreement or Future Purchase Agreement (which rights and obligations shall be a function, to be specified in each of those agreements, of the Managing Members' and Defaulting Member's Percentage Interests), effect shall not be given to any increase or decrease in a Managing Member's or Defaulting Member's Percentage Interest attributable to (A) the operation of clause (i), or (B) any reduction (x) in the Capital Contribution of the Defaulting Member due to (I) that portion of the Missing Capital that is not contributed by any other Person or (II) that portion of the Missing Capital contributed by a Person other than a Managing Member or a new Member who will become a party to the Purchase Agreement or Future Purchase Agreement (a "New Buyer") or (y) in the total Capital Contributions of Members due to that portion of the Missing Capital that is not contributed by any Person.

                  3.3.1.5 PAYMENT OF PURCHASE PRICE. The purchase price shall be paid by the electing Non-Defaulting Members by either of the following methods, each of which may be selected separately by the electing Non-Defaulting Members in their respective sole discretion:

                  (I) The Non-Defaulting Members shall at the consummation of the purchase of the Defaulting Member's Interest ("Closing") pay in cash the total purchase price for the Defaulting Member's Interest; or

                  (II) The Non-Defaulting Members shall pay at the Closing one-fifth (1/5) of the purchase price in cash and the balance of the purchase price shall be paid in four equal annual principal installments, plus accrued interest, and be payable each year on the anniversary date of the Closing. The unpaid principal balance shall accrue interest at the current applicable U.S. Federal rate as provided in the Code for the month in which the initial payment is made, but the Non-Defaulting Members shall have the right to prepay in full or in part at any time without penalty. The obligation of each purchasing Non-Defaulting Member to pay its portion of the balance due shall be evidenced by a separate promissory note executed by the respective Non-Defaulting Member. Each such promissory note shall be in an original principal amount equal to the portion owed by the respective purchasing Non-Defaulting Member. The promissory note executed by each purchasing Non-Defaulting Member shall be secured by a pledge of that portion of the Defaulting Member's Interest purchased by such Non-Defaulting Member.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                           3.3.1.6  CLOSING OF PURCHASE OF DEFAULTING MEMBER'S
INTEREST. The Closing for the sale of a Defaulting Member's Interest pursuant to this Section 3.3 shall be held at 10:00 a.m. at the principal office of Company no later than sixty (60) days after the determination of the purchase price. At the Closing, the Defaulting Member or such Defaulting Member's legal representative shall deliver to the electing Non-Defaulting Members an instrument of transfer (containing warranties of title and no encumbrances) conveying the Defaulting Member's Interest free and clear of all liens, charges and encumbrances whatsoever, except as permitted by the purchaser thereof. The Defaulting Member or such Defaulting Member's legal representative, the Company and the Non-Defaulting Members shall do all things and execute and deliver all documents as may be necessary or convenient to consummate such sale and purchase in accordance with the terms and provisions of this Agreement. Without limiting the generality of the foregoing, each Defaulting Member hereby appoints each Non-Defaulting Member as its attorney-in-fact and agent, with full power and authority to take all actions and execute and deliver all agreements, deeds, leases, releases, assignments, bills of sale, security instruments and any other document which, in the sole judgment of such Non-Defaulting Member, is necessary or convenient to consummate such sale and purchase.

                  3.3.2    FAILURE TO PAY ADDITIONAL CAPITAL CONTRIBUTION.

                           3.3.2.1  FAILURE TO PAY ADDITIONAL CAPITAL CALL NOT
APPROVED BY NON-PAYING MEMBER. The provisions of this Section 3.3.2.1 shall apply in the event a Member fails to make an Additional Capital Contribution:
(i) requiring the consent of Members holding not less than 71% in Percentage Interest as provided in Section 6.4.2.5, if such non-paying Member did not consent to such Additional Capital Contribution, or (ii) not requiring the consent of Members pursuant to Section 6.4.2.5 and: (x) not approved by such Member's representative on the Board of Directors if such Member has a representative on the Board of Directors, or (y) if such Member does not have a representative on the Board of Directors. Such a Member shall be referred to in this Section as a "Non-Paying Member." In such event, the other Members who have made the Additional Capital Contribution (the "Paying Members") shall have the right, but not the obligation, subject to the provisions of Section 8.6, to contribute that portion of the Additional Capital Contribution to have been funded by the Non-Paying Member ("Missing Additional Capital") according to each electing Paying Member's Percentage Interest. If any Paying Member elects to contribute none, or less than all of such Paying Member's pro-rata share of the Missing Additional Capital, then the other Paying Members may elect to contribute the remaining portion in proportion to their respective Percentage Interests. If less than all of the Missing Additional Capital is contributed by the Paying Members, one or more new investors, approved as provided in Section 8.4, may be admitted as a Member to pay to the Company the remaining Missing Additional Capital. The failure of the Non-Paying Member to make an Additional Capital Contribution under the circumstances specified in this Section shall not constitute an Event of Default under this Agreement, but the Percentage Interests of all Members shall be adjusted so that each Member's Percentage Interest (including that of the new Member, if any), shall be a fraction, the numerator of which is the aggregate amount of each Member's Capital Contributions and the denominator of which is the sum of all Members' Capital Contributions (including that of the new Member, if any). As used in the preceding sentence, Capital Contributions shall include those portions of Capital Contributions made by a Defaulting Member or a Terminated Member that are credited to the Capital Account Balances of Non-

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Defaulting Members or Remaining Members following a transfer of part of the Defaulting Member's or Terminated Member's Interest to such Members under clause
(ii) of either of Section 3.3.1.4 or Section 10.5. Notwithstanding the foregoing, if the Board of Directors in its reasonable discretion determines that the fair market value of the Company as of the date immediately prior to the requested Additional Capital Contribution is less than total Capital Contributions made to such date, the Members' Percentage Interests (including that of the new Member, if any), shall be adjusted to reflect a fraction, the numerator of which is (A) the fair market value of the Company multiplied by the Percentage Interest of each Member as of such date, plus (B) the Additional Capital Contribution made by such Member (if any), and the denominator of which is such fair market value of the Company as of such date plus the total Additional Capital Contributions of all Members (including that of the new Member, if any). The Board of Directors in its reasonable discretion shall determine the fair market value of the Company except that any Director who was elected by a Non-Paying Member shall not vote or otherwise participate in any such determination. Each Member's Capital Account shall be adjusted as provided in Section 3.4. If the failure to make the Additional Capital Contribution is a Dilution Event, each Managing Member's right to receive and obligation to take the output of the Foundry pursuant to the Purchase Agreement and the Future Purchase Agreement shall be adjusted contemporaneously to give effect to the changes in Members' Percentage Interests. If the failure to make the Additional Capital Contribution is not a Dilution Event each Managing Member's right to receive and obligation to take the output of the Foundry pursuant to the Purchase Agreement and Future Purchase Agreement shall not be affected in which case the provisions of Section 8.6 with respect to an increase in the obligations of new Members or Members acquiring an additional Percentage Interest pursuant to such agreements shall not apply. Additionally, a Non-Paying Member shall not be entitled to acquire directly or indirectly any Products of the Company, the production of which has been funded, enabled or otherwise facilitated by such Additional Capital Contribution made by the Paying Members, and the production of which was described in the Additional Capital Contribution Notice.

                           3.3.2.2  DEFAULT FOLLOWING MEMBERS APPROVAL OF
ADDITIONAL CAPITAL CONTRIBUTION. This Section 3.3.2.2 shall apply in the event a Member fails to make an Additional Capital Contribution or any installment payment of an Additional Capital Contribution that has been: (i) approved by such Defaulting Member, if the Additional Capital Contribution is one requiring approval of Members holding not less than 71% in Percentage Interest as provided in Section 6.4.2.5, or (ii) approved by such Member's representative on the Board of Directors (if such Defaulting Member has a representative on the Board of Directors) if the Additional Capital Contribution is not one requiring approval of Members holding not less than 71% in Percentage Interest as provided in Section 6.4.2.5. In either circumstance, the Defaulting Member's Membership Interest shall be terminated and the procedures set forth in Sections 3.3.1.1 through 3.3.1.6 inclusive, shall apply.

         3.4 CAPITAL ACCOUNTS. The Capital Accounts of the Members shall be determined and maintained throughout the full term of the Company in accordance with the capital account rules of Section 1.704-1(b)(2)(iv) of the Section 704(b) Regulations (relating to maintenance of capital accounts).

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                  3.4.1 Each Member shall have a capital account ("Capital Account") which shall be credited (increased) by:

                           3.4.1.1  the amount of such Member's cash capital
contributions to the Company and the agreed net fair market value of property other than cash contributed to the Company by such Member (net of liabilities secured by such contributed property that the Company is considered to have assumed or taken subject to for purposes of Section 752 of the Code);

                           3.4.1.2  the amount of Net Profits and items thereof
allocated to it pursuant to Article 5 hereof; and

                           3.4.1.3  any other increase required to be made to
the Capital Account of the Member by the Section 704(b) Regulations, to the extent not otherwise provided for herein.

                  3.4.2 Each Member's Capital Account shall be debited (decreased) by:

                           3.4.2.1  the amount of Net Losses and items thereof
allocated to such Member pursuant to Article 5 hereof;

                           3.4.2.2  all amounts paid, distributed or deemed
distributed to it pursuant to Article 4 hereof, and the fair market value of property distributed to it (in each case, net of liabilities securing such distributed property that such Member is considered to have assumed or taken subject to under Section 752 of the Code); and

                           3.4.2.3  any other reductions in the Capital Account
of the Member required by the Section 704(b) Regulations, to the extent not otherwise provided for herein.

                  3.4.3 In the discretion of the Board of Directors, the capital accounts may be adjusted to reflect a revaluation of Company property to the extent permitted by the Section 704(b) Regulations in connection with capital contributions to the Company by new or existing Members resulting in a change of Percentage Interests held by the Members, or in connection with distributions by the Company to a retiring or continuing Member as consideration for an Interest in the Company.

         3.5      TRANSACTIONS BETWEEN MEMBERS AND THE COMPANY;
COMPANY LOANS AND GUARANTEES.

                  3.5.1 TRANSACTIONS BETWEEN MEMBERS AND THE COMPANY. With the written approval of the Board of Directors, and the written consent of Members with no economic interest in the transaction in question ("Disinterested Members") holding a majority of the Percentage Interests of Disinterested Members, a Member or an Affiliate of a Member may transact business or contract with the Company so long as the terms of any such transaction are at fair market value and are comparable to those that could be obtained between independent parties negotiating at arm's-length. The representatives of the contracting Member on the Board of

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Directors shall not be prohibited from participating in the decision made to enter into any such transaction. All Members agree that the terms of the Ancillary Agreements and the Executive Incentive Plan satisfy the standard set forth in this Section 3.5.1, that such documents are deemed to have been approved by the Board of Directors and the Members and that no further action or approval by the Board of Directors or the Members to approve such instruments or transactions is required.

         3.5.2 LOANS TO THE COMPANY. With the approval of the Board of Directors, and the consent of the Members contemplated in Section 6.4.2, a Member may lend money to, act as a surety, guarantor or endorser for, or guarantee or assume one or more specific obligations of, or provide collateral for the Company (collectively, "Company Loans"), and, subject to applicable law, has the same rights and obligations with respect to any Company Loan as a Person who is not a Member; provided, however, that each Managing Member shall have the option to participate in any such Company Loan pro rata in accordance with such Managing Member's Percentage Interest. Unless otherwise agreed to in writing by the Board of Directors, Company Loans shall not be considered capital contributions or be reflected in the balance of any Capital Account. Each Company Loan shall be a debt due from the Company to the lending Member, shall bear interest at the rate agreed to between such Member and the Company and, except as otherwise expressly provided in this Agreement or agreed between such Member and the Company at the time such funds are advanced, shall be repaid as soon as practicable to such Member.

         3.5.3 PROHIBITION ON LOANS TO MEMBERS. The Company shall not lend money to, act as a surety, guarantor or endorser for, or guaranty or assume any obligations of any Member.

         3.5.4 GUARANTEES. To the extent a Member guarantee is required by an institutional lender to the Company, the Board of Directors shall send to each Member written notice of the required guarantee including a description of the purpose of the loan the Members are being asked to guarantee, a statement of the potential benefits of the loan to the Company and the Members who guarantee the loan and a statement of the potential impact upon each Member pursuant to this
Section if such Member does not guarantee the loan (the "Guarantee Notice"). The Members agree to provide, to a maximum aggregate amount of US $250 Million, a several guarantee of the Company's debt according to their respective Percentage Interests. If any Member fails to provide, in whole or in part, a guarantee as specified above, such failure shall not constitute an Event of Default under this Agreement, but the Percentage Interests of the Members shall be adjusted so that each Member's Percentage Interest shall be a fraction, the numerator of which represents the aggregate amount of each Member's Capital Contribution plus any amount such Member guaranteed as provided for above, and the denominator of which represents the sum of all Members' Capital Contributions plus the total amount guaranteed by the Members. As used in the preceding sentence, Capital Contributions shall include those portions of Capital Contributions made by a Defaulting Member or Terminated Member that are credited to the Capital Account Balances of Non-Defaulting Members or Remaining Members following a transfer of part of the Defaulting Member's or Terminated Member's Interest to such Members under clause (ii) of either of Section 3.3.1.4 or Section 10.5. If the failure to guarantee the

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Company's debt is not a Dilution Event each Member's right to receive and obligation to take the output of the Foundry pursuant to the Purchase Agreement and Future Purchase Agreement shall not be affected. However, if such failure is a Dilution Event, the Members' right to receive and obligation to take the output of the Foundry pursuant to the Purchase Agreement and the Future Purchase Agreement shall be adjusted contemporaneously to reflect the change in Percentage Interests. Additionally, if a Member fails to provide a guarantee as specified above, such Member shall not be entitled to acquire directly or indirectly any Products of the Company, the production of which has been funded, enabled or otherwise facilitated by the proceeds of any Company debt such Member failed to guarantee, the production of which was described in the Guarantee Notice.

         3.6      RIGHTS WITH RESPECT TO CAPITAL.

                  3.6.1 CAPITAL. No Member shall have the right to withdraw all or any part of its Capital Contribution. No Member shall have any right to the return of all or any part of its Capital Contribution except through distributions as provided in this Agreement.

                  3.6.2 NO INTEREST ON CAPITAL CONTRIBUTIONS. Except as expressly provided in this Agreement, no Capital Contribution of any Member shall bear any interest or otherwise entitle the contributing Member to any compensation for use of the contributed capital.

                  3.6.3 DISTRIBUTION IN KIND. Except as provided in Article 19, no Member shall have the right to demand and receive any distribution in any form other than cash, regardless of the nature of its Capital Contribution. No Member shall be compelled to accept a distribution of any asset in kind to the extent that the percentage of the asset distributed to such Member exceeds a percentage of that asset that is equal to the percentage in which such Member shares in distributions from the Company.

                                    ARTICLE 4
                                  DISTRIBUTIONS

         4.1 CASH AVAILABLE FOR DISTRIBUTION. Cash Available for Distribution shall be distributed to the Members pro rata in accordance with each Member's Percentage Interest, in accordance with the following:

                  4.1.1 DETERMINATION. The Company shall distribute, from time to time, as determined by the Board of Directors and approved by the Members as provided in Section 6.4.2, Cash Available For Distribution, if any, to the Members in accordance with their respective Percentage Interests.

                  4.1.2 DEFINITION OF CASH AVAILABLE FOR DISTRIBUTION. For purposes of this Agreement, "Cash Available For Distribution" means the cash available for distribution to Members after giving effect to the following: (i) projected cash available from operations of the Company as determined by the Board of Directors; (ii) cash on hand of the

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Company, (iii) a prudent level of reserves for the Company, as determined by the Board of Directors; (iv) projected cash needed for operations of the Company including for payment of debt and for future Special Tax Distributions to Members, as such are determined by the Board of Directors, and (iv) the anticipated total project costs for any new foundry to be developed by the Company or retrofit of the Foundry which have been approved by the Members in accordance with Section 6.4.2.

                  4.1.3 FINAL SALE. Notwithstanding the foregoing provisions, all distributions and proceeds resulting from a final sale or other event causing a dissolution of the Company shall be applied in the manner set forth in
Section 11.4 and not in the manner set forth in this Section 4.1.

         4.2 TAX DISTRIBUTIONS. Notwithstanding anything in Section 4.1 to the contrary, for each Fiscal Year, the Company shall distribute to its Members in accordance with their respective Percentage Interest and to the extent available from the cash resources of the Company (including borrowings), before calculation of Cash Available for Distribution, within ninety (90) days after the end of each Fiscal Year (a "Special Tax Distribution"), an aggregate amount of cash equal to the excess of (i) the product of (A) the Company's aggregate amount of Net Profit for the Fiscal Year determined for this purpose only without regard to the adjustments set forth in clauses (iii) and (iv) of Section
1.1.47 and (B) the highest applicable composite marginal rate borne by any Member for U.S. Federal, state and local taxes for such Fiscal Year over (ii) the aggregate net cash distributions previously made to the Members with respect to such Fiscal Year. All amounts withheld under Section 4.3 shall be deemed to be distributions to the respective Members for purposes of this Section 4.2.

         4.3 AMOUNTS WITHHELD. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the Company or the Members shall be treated for all purposes under this Agreement as amounts distributed to the Members pursuant to this Article 4. The Board of Directors is authorized to withhold from distributions, or with respect to allocations, to the Members and to pay over to any U.S. Federal, state, or local government any amounts required to be so withheld pursuant to the Code or any provisions of any other U.S. Federal, state or local law and shall allocate such amounts to the Members with respect to which such amount was withheld.


                                    ARTICLE 5
                        ALLOCATION OF PROFITS AND LOSSES

         5.1 ALLOCATION OF NET PROFIT AND LOSS. In each fiscal period Net Profit and Net Loss of the Company shall be allocated among the Members as follows:

                  5.1.1 First, Net Profit and Net Loss shall be allocated among the Members in a manner to bring Capital Account balances of the Members in proportion to their respective Percentage Interests as quickly as possible.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                  5.1.2 Thereafter, Net Profit and Net Loss shall be allocated among the Members in proportion to their respective Percentage Interests.

         5.2 RESIDUAL ALLOCATIONS. Except as otherwise provided in this Agreement, all items of Company income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share Net Profit or Net Losses, as the case may be, for the Fiscal Year.

         5.3      OTHER ALLOCATION RULES.

                  5.3.1 The Members are aware of the income tax consequences of the allocations made by this Article 5 and agree to be bound by the provisions of this Article 5 in reporting their shares of Company income and loss for income tax purposes.

                  5.3.2 For purposes of determining the Net Profits, Net Losses, or any other items allocable to any period, Net Profits, Net Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Board of Directors using any permissible method under Code
Section 706 and the Regulations thereunder.

         5.4      TAX ALLOCATIONS.

                  5.4.1 Except as otherwise provided in this Section 5.4, for income tax purposes each item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Members in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 5.1 - 5.2.

                  5.4.2 Notwithstanding Section 5.4.1, Tax Items with respect to Property that is contributed to the Company by a Member shall be shared among the Members for income tax purposes in accordance with the "traditional method" pursuant to Regulations promulgated under Section 704(c) of the Code, so as to take into account the variation, if any, between the book and tax basis of the Property contributed to the Company.

                  5.4.3 Any elections or other decisions relating to such allocations shall be made by the Directors in a manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this
Section 5.4 are solely for purposes of U.S. Federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Net Profits, Net Losses, other items, or distributions pursuant to any provisions of this Agreement.


                                    ARTICLE 6
                            MANAGEMENT OF THE COMPANY

         6.1 MANAGEMENT BY DIRECTORS. Subject to the provisions of the Certificate of Formation and this Agreement relating to actions required to be approved by the Members, the


                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
business, property and affairs of the Company shall be managed and all powers of the Company shall be exercised by or under the direction of the Managing Members who shall act through their designated representatives as the Board of Directors ("Board of Directors"). Subject to the foregoing, the Members are the "Managers" of the Company as such term is defined under the Act. Notwithstanding Section 18-402 of the Act, the powers of the Members and the Board of Directors to bind the Company are as set forth in this Agreement.

         6.2 NUMBER AND DESIGNATION OF DIRECTORS; OBSERVER OF THIRD PARTY INVESTORS.

                  6.2.1 BOARD OF DIRECTORS. The Company shall have a board of seven (7) directors ("Directors"). TSMC shall designate four (4) of the Directors, one (1) of whom shall be voting and three (3) of whom shall be non-voting. Each of Altera, ADI and ISSI shall designate one (1) voting Director. Each Director shall serve at the pleasure of the Member who designated such Director. Only the Member who originally designated a Director may remove such Director, except that one or more Members holding a Majority in Interest may remove any Director appointed by a Terminated Member. Any Director may resign upon written notice to the Member who designated such Director. The resignation shall take effect upon receipt of such notice, or at such later time as shall be specified in such notice. Any vacancy occurring for any reason in the number of Directors shall be filled by the Member who originally designated the Director whose position has become vacant.

                  6.2.2 OBSERVER. The Third Party Investors may from time to time designate one representative, approved by TSMC, who shall serve in an advisory capacity to the Board of Directors, with no other rights, duties or authority (the "Observer"). TSMC may revoke its approval of a designated Observer at any time, following which the Third Party Investors shall select an alternative Observer approved by TSMC. The Observer shall be entitled to attend such meetings of the Board of Directors as he is invited by the Board of Directors to attend, and to receive all materials distributed to the Directors for such meetings. The initial Observer shall be Mr. Quintin Wu.

         6.3      MEETINGS OF DIRECTORS.

                  6.3.1 MEETINGS. Meetings of the Directors shall be held at least once each calendar quarter and may be called by the Chairman/Chief Executive Officer ("CEO") of the Company. All meetings shall be held upon seven
(7) days notice by mail or four (4) days notice (or upon such shorter notice period if necessary under the circumstances) delivered personally or by telephone, e-mail or facsimile. A notice need not specify the purpose of any meeting. Notice of a meeting need not be given to any Director who signs a waiver of notice or a consent to holding the meeting (which waiver or consent need not specify the purpose of the meeting) or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to its commencement, the lack of notice to such Director. All such waivers, consents and approvals shall be filed with the Company records or made a part of the minutes of the meeting. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
twenty-four (24) hours, notice of any adjournment shall be given prior to the time of the adjourned meeting to the Directors who are not present at the time of the adjournment. Meetings of the Directors may be held at any place which has been designated in the notice of the meeting or at such place as may be approved by the Directors. Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Directors participating in such meeting can hear one another. Participation in a meeting in such manner constitutes a presence in person at such meeting.

                  6.3.2 QUORUM; ACTION OF THE DIRECTORS. Directors elected by one or more Members holding a Majority in Interest, present at a meeting shall constitute a quorum of Directors for the transaction of business. Every action or resolution done or made by Directors holding a majority of the Director Votes (as defined below) at a meeting at which a quorum is present is the action of the Directors. Each voting Director shall hold the same number of votes as the Percentage Interest held by the Member who designated such Director ("Director Votes"). If the voting Director of TSMC shall not be present at a meeting, such voting Director may delegate in writing such Director's voting authority to one of the non-voting Directors nominated by TSMC. TSMC shall designate which of its Director nominees shall be its voting Director.

                  6.3.3 ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken by the Directors may be taken by the Directors without a meeting, if Directors holding all Director Votes consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of such Directors.

         6.4      POWERS OF DIRECTORS.

                  6.4.1 POWERS OF DIRECTORS. Without limiting the generality of Section 6.1, but subject to Sections 3.5, 6.4.2 and 6.4.3, and to any express limitations set forth elsewhere in this Agreement, the Board of Directors shall have all powers necessary or convenient to manage and carry out the purposes, business, property and affairs of the Company, including, without limitation, the power to:

                           6.4.1.1  approve the annual budget;

                           6.4.1.2  provide for capital increase and capacity
expansion of the Company;

                           6.4.1.3  sell, transfer, mortgage or dispose of
property of the Company;

                           6.4.1.4  borrow, guarantee or incur long term debt;

                           6.4.1.5  amend the Certificate of Formation of the
Company or this Agreement;

                           6.4.1.6  voluntarily dissolve the Company or merge
the Company with another entity;

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                           6.4.1.7  dissolve, liquidate, wind up, reorganize the
Company, or any similar action; or

                           6.4.1.8  convert or exchange the Interests of the
Members into or for, as the case may be, an interest in the Delaware Corporation as contemplated in Article 14.

Subject to applicable laws and regulations, all actions of the Board of Directors shall be taken as provided in Section 6.3.2 and 6.3.3.

                  6.4.2 LIMITATIONS ON RIGHTS AND POWERS; APPROVAL OF MEMBERS WITH 71% PERCENTAGE INTEREST. In addition to any affirmative vote of the Board of Directors or Members otherwise required by law or this Agreement, each of the following actions shall require the written consent of Members holding not less than 71% in Percentage Interest:

                           6.4.2.1  borrow, guarantee or incur long term debt in
any way greater than the amount of US $25 Million in the aggregate;

                           6.4.2.2  determine that a Member or an Affiliate of a
Member is a Prohibited Person;

                           6.4.2.3  convert or exchange the Interest of the
Members into or for, as the case may be, an interest in the Delaware Corporation if such conversion or exchange does not occur contemporaneously with an IPO of the Delaware Corporation;

                           6.4.2.4  reduce the Company's capital;

                           6.4.2.5  authorize or call for any Additional Capital
Contribution in an amount exceeding 15% of the Total Initial Capital Contribution as set forth on Exhibit A hereto;

                           6.4.2.6  determine if Cash Available For Distribution
exists to be distributed to the Members;

                           6.4.2.7  engage legal counsel to the Company or
engage certified public accountants to audit and certify the financial statements of the Company;

                           6.4.2.8  construct another foundry or retrofit the
Foundry;

                           6.4.2.9  create any Incentive Plan, except for the
Executive Incentive Plan provided for in Article 12, or amend an Incentive Plan in any manner that increases the maximum aggregate awards thereunder;

                           6.4.2.10 make any material change or amendment to the
Business Plan including, but not limited to, the capacity ramp up schedule incorporated therein; or
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                           6.4.2.11 admit any new Member.

                  6.4.3 LIMITATIONS ON RIGHTS AND POWERS; APPROVAL OF MEMBERS WITH 87% PERCENTAGE INTEREST. In addition to any affirmative vote of the Board of Directors or Members otherwise required by law or this Agreement, each of the following actions shall require, in addition to the approval of the Board of Directors, the written consent of Members holding not less than 87% in Percentage Interest:

                           6.4.3.1  Except for any action taken pursuant to
Section 6.4.2.8, discontinue a material part of, add materially to or materially change the business of the Company as it is described in Section 2.6.1;

                           6.4.3.2  Transfer in a single transaction or in a
series of related transactions, all or substantially all of the Company's business and assets;

                           6.4.3.3  subject to Article 16, amend, restate or
alter the Certificate of Formation or this Agreement (other than an Incentive Plan or the Business Plan, which may be changed or amended as contemplated in
Section 6.4.2.9 or 6.4.2.10, respectively);

                           6.4.3.4  merge or consolidate the Company, other than
as provided in Article 14; or

                           6.4.3.5  dissolve, liquidate, place into bankruptcy,
wind up or reorganize the Company or any similar event, if such action does not occur contemporaneously with an IPO of the Delaware Corporation.

         6.5 ANNUAL INFORMATIONAL MEETING OF MEMBERS. The Members shall hold an annual informational meeting concerning the affairs of the Company. All Members of the Company shall be entitled to attend the annual informational meeting. The annual informational meeting shall be held in the first quarter of each year with the exact time and date of the meeting to be determined by the Chairman/CEO. Notice of the annual informational meeting shall be given to all Members at least ten (10) days before the scheduled meeting. At such meeting, the Members may take any action that pursuant to this Agreement, would otherwise be taken by written consent.

         6.6 COMPENSATION COMMITTEE. The Board of Directors shall appoint a Compensation Committee composed of the Directors designated by Altera and ADI and the voting Director designated by TSMC pursuant to Section 6.2.1. The Compensation Committee shall serve in an advisory capacity only to the Board of Directors and may make non-binding recommendations to the Board of Directors regarding the compensation of employees of the Company and the administration of any Incentive Plan.

         6.7 EXPENSE REIMBURSEMENT. The Company shall reimburse the Members for any expenses paid by them that properly are to be borne by the Company, as approved from time to time by the Board of Directors.

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         6.8      INSURANCE. The Company shall maintain adequate types and
amounts of insurance as determined from time to time by the Board of Directors including worker's compensation, comprehensive general liability, product liability, and fire and extended coverage, considering the risks of conducting the Company's business and the replacement value of the Project.

         6.9      OFFICERS.

                  6.9.1 APPOINTMENT OF OFFICERS. The Officers of the Company shall include a Chairman/CEO, a Vice Chairman, a President/Chief Operating Officer ("COO"), one or more Vice Presidents, a Secretary, and a Chief Financial Officer, each of whom shall be appointed by the Board of Directors. If deemed necessary by the Board of Directors, the Company shall have such additional Officers as the Board of Directors may from time to time approve. The Officers shall serve at the pleasure of the Directors, subject to all rights, if any, of an Officer under any contract of employment with the Company. Any individual may hold any number of offices. A Member's officers, directors, members or employees, as the case may be, may serve as Officers of the Company if elected by the Directors. The Officers shall exercise such powers and perform such duties as specified in this Agreement and as shall be determined from time to time by the Directors. Notwithstanding the foregoing, no Officer shall have the power or authority to implement any of the matters specifically enumerated in
Section 6.4.1, without the explicit approval of the Board of Directors.

                  6.9.2 REMOVAL, RESIGNATION AND FILLING OF VACANCY OF OFFICERS. Any Officer may be removed, either with or without cause, by the Directors at any time. Any Officer may resign at any time by giving written notice to the Directors. Any resignation shall take effect at the date of the receipt of such notice or at any later time specified in such notice; and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which such Officer is a party. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.

                  6.9.3 DUTIES AND POWERS OF THE CHAIRMAN/CEO. The Chairman/CEO shall be the chief executive officer of the Company and, if present, shall preside at all meetings of the Members and at all meetings of the Directors. The Chairman/CEO shall have the general powers and duties of management usually vested in the office of chief executive officer of a Delaware general corporation and shall have general and active management of the business of the Company and shall see that all orders and resolutions of the Members and Directors are carried into effect. The Chairman/CEO shall have such other duties and responsibilities as may be assigned to the Chairman/CEO by the Board of Directors and which he shall accept.

                  6.9.4 DUTIES AND POWERS OF THE VICE CHAIRMAN. The Vice Chairman shall in the absence or disability of the Chairman/CEO perform the duties and exercise
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
the powers of the Chairman/CEO and shall perform such other duties and have such other powers as the Directors by resolution may from time to time determine.

                  6.9.5 DUTIES AND POWERS OF THE PRESIDENT/COO. Subject to such supervisory powers, if any, as may be assigned by the Directors to the Chairman/CEO and Vice Chairman, the President/COO shall assist the Chairman/CEO and Vice Chairman with the general and active management of the business of the Company. The President/COO shall have authority to execute bonds, mortgages and other contracts except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the unanimous action of the Directors to some other officer or agent of the Company. The President/COO shall perform such other duties and have such other powers as the Directors by resolution may from time to time determine.

                  6.9.6 DUTIES AND POWERS OF VICE-PRESIDENT. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by a resolution of the Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Directors by resolution may from time to time determine.

                  6.9.7    DUTIES AND POWERS OF SECRETARY.

                           6.9.7.1  The Secretary shall attend all meetings of
the Directors and all meetings of the Members, and shall record all the proceedings of the meetings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Members and all meetings of the Directors and shall perform such other duties as may be determined by the Directors. The Secretary shall have custody of the seal, if any, and the Secretary shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by the Secretary's signature. The Directors may give general authority to any other officer to affix the seal of the Company, if any, and to attest the affixing by his or her signature.

                           6.9.7.2  The Secretary shall keep, or cause to be
kept, at the principal executive office or at the office of the Company's transfer agent or registrar, as determined by resolution of the Directors, a register, or a duplicate register, showing the names of all Members and their addresses and their Percentage Interests. The Secretary shall also keep all documents described in Section 9.1 and such other documents as may be required under the Act. The Secretary shall perform such other duties and have such other authority as may be prescribed elsewhere in this Agreement or from time to time by the Directors. The Secretary shall have the general duties, powers and responsibilities of a secretary of a Delaware general corporation.

                  6.9.8    DUTIES AND POWERS OF CHIEF FINANCIAL OFFICER.

                           6.9.8.1  The Chief Financial Officer shall keep and
maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts,

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                                             LIMITED LIABILITY COMPANY AGREEMENT
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
disbursements, gains, losses, capital, Membership Interests and Economic Interests. The books of account shall at all reasonable times be open to inspection by any Director.

                           6.9.8.2  The Chief Financial Officer shall have the
custody of the funds and securities of the Company, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company, and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Directors.

                           6.9.8.3  The Chief Financial Officer shall disburse
the funds of the Company as may be ordered by the Directors, taking proper vouchers for such disbursements, and shall render to the CEO and the Directors, at their regular meetings, or when Members so require, at a meeting of the Members an account of all his or her transactions as treasurer and of the financial condition of the Company.

                           6.9.8.4  The Chief Financial Officer shall perform
such other duties and shall have such other responsibility and authority as may be prescribed elsewhere in this Agreement or from time to time by the Directors. The Chief Financial Officer shall have the general duties, powers and responsibility of a Chief Financial Officer of a Delaware general corporation, and shall be the chief financial and accounting officer of the Company.

         6.10 MEMBER CONSENTS. Except for actions approved by unanimous written consent of all Members, no action requiring written consent of the Members shall become effective until five (5) Business Days after all Members have been notified of such action in accordance with Section 23.3.

         6.11 BEST INTEREST OF THE COMPANY. In managing the affairs of the Company the Members and the Board of Directors will take into account, among other things, the best interests of the Company and the best interests of the Members as a whole, and will endeavor not to take any action prejudicial to any Member unless, in the sole determination of the Board of Directors, such action is in the best interests of the Company or the best interests of the Members as a whole.

                                    ARTICLE 7
                      MEMBER REPRESENTATIONS AND WARRANTIES

         7.1 NATURE OF MEMBER'S INTEREST. The Interest of each Member constitutes personal property of such Member. No Member has any interest in the Property.

         7.2      MEMBER REPRESENTATIONS AND WARRANTIES.

                  7.2.1 POWER AND AUTHORITY. Each Member represents and warrants that such Member has full corporate power and authority to enter into this Agreement and to

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                                             LIMITED LIABILITY COMPANY AGREEMENT
consummate and perform the transactions contemplated hereby. Each Member further represents and warrants that this Agreement has been duly authorized by it.

                  7.2.2 GOOD STANDING. Each Member (other than natural persons) represents and warrants that it is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.

                  7.2.3 EXECUTION. Each Member represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or violate its charter documents or any law, rule, regulation, court order, contract, agreement, judgment or decree binding upon or applicable to such Member or by which the property of such Member is bound or affected in a manner that would materially and adversely affect such Member's performance hereunder and thereunder.

                  7.2.4    INVESTMENT REPRESENTATIONS.

                           7.2.4.1  KNOWLEDGE. Each Member represents and
warrants that such Member (i) has such knowledge, skill and experience in business and financial matters, that such Member is capable of evaluating the merits and risks of an investment in the Company and the suitability thereof as an investment for such Member, (ii) has sufficient net worth to sustain a loss of all such Member's interest in the Company without economic hardship if such a loss should occur and can bear the economic risk of such Member's investment in the Company, (iii) understands that an investment in the Company involves a considerable degree of risk of loss by such Member, (iv) has reviewed this Agreement and each of the Ancillary Agreements and has received such other documents and information as such Member has requested and has had an opportunity to ask questions of and receive satisfactory answers from the Company concerning the terms and conditions of the investment contemplated under this Agreement, and based thereon believes that such Member can make an informed investment decision, and (v) (if not a natural person) was not formed for the specific purpose of making an investment in the Company.

                           7.2.4.2  INVESTMENT INTENT. Each Member represents
and warrants that such Member is acquiring such Member's Interest for investment for such Member's own account and not with a view to, or for resale in connection with, any distribution thereof, subject, nevertheless, to the condition that, except as otherwise provided herein, the disposition of the property of each Member shall at all times be within such Member's control. By execution of this Agreement, each Member represents and warrants that, except as otherwise permitted by this Agreement, such Member has no agreement, contract, or understanding with any person or entity to sell, transfer, or grant rights in any of such Member's Interest.

                  7.2.5 SECURITIES LAWS. EACH MEMBER REPRESENTS AND WARRANTS THAT SUCH MEMBER UNDERSTANDS THAT SUCH MEMBER'S INTEREST HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER APPLICABLE U.S. FEDERAL OR STATE SECURITIES LAWS BY REASON OF CERTAIN EXEMPTIONS FROM THE REGISTRATION PROVISIONS THEREOF WHICH DEPEND UPON, AMONG OTHER THINGS, THE BONA FIDE NATURE OF SUCH MEMBER'S

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                                             LIMITED LIABILITY COMPANY AGREEMENT

REPRESENTATIONS AND INVESTMENT INTENT AS EXPRESSED HEREIN, AND UNDERSTANDS THAT NO PUBLIC MARKET NOW EXISTS, OR MAY EVER EXIST, FOR THE INTERESTS.

                  7.2.6 STATEMENTS IN BUSINESS PLAN. EACH MEMBER REPRESENTS AND WARRANTS THAT SUCH MEMBER UNDERSTANDS THAT THE STATEMENTS CONTAINED IN THE BUSINESS PLAN THAT ARE NOT HISTORICAL STATEMENTS ARE FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO THE RISK THAT ACTUAL RESULTS OF OPERATIONS MAY NOT MATCH THOSE PRESENTED THEREIN.

                  7.2.7 ACCREDITED INVESTOR. Each Member represents and warrants that it is an institutional investor or accredited investor meeting the standards of sophistication normally expected of an investor in a transaction exempt from the registration provisions of the United States Securities Act of 1933, as amended, under Section 4(2) thereof or as defined in Regulation D promulgated thereunder, with respect to the purchase of the Interests.

                  7.2.8 NO COMMISSIONS. Each Member represents and warrants that no person has or will have, as a result of the transactions contemplated by this Agreement, any rights, interest or valid claim against or upon the Company or any other party hereto for any commission, fee or other compensation as a finder or broker because of any act or omission by such Member or any agent of such Member. Each Member agrees to indemnify and hold the Company and each other party hereto harmless against any and all costs and liabilities as a result of any such claim arising from any such act or omission by such Member.


                                    ARTICLE 8
                   RESTRICTIONS ON TRANSFER; PREEMPTIVE RIGHT;
                ADMISSION OF NEW MEMBERS; RIGHT OF FIRST REFUSAL

         8.1      RESTRICTIONS ON TRANSFER.

                  8.1.1 NO TRANSFER WITHOUT CONSENT. Until the fifth anniversary of the Effective Date, except with the prior unanimous consent of the Members or as provided in Sections 3.3.1, 3.3.2.2, 8.1.2, or 10.3 through 10.7, inclusive, no Member may sell, convey, transfer, assign, mortgage, pledge, hypothecate or otherwise encumber in any way ("Transfer") all or any portion of such Member's Interest. As used in this Agreement, a Transfer shall not include a reincorporation or merger not entered into for the purpose of, and not having the effect of, changing or influencing the control of such Member. From and after the fifth anniversary of the Effective Date, no Member may Transfer all or any portion of such Member's Interest except (i) with the prior written consent of other Members holding not less than a majority of the Percentage Interests held by such other Members and (ii) in compliance with Section 8.5. This Section
8.1.1 shall not apply to a Transfer by a Member to its wholly-owned subsidiary, or to a Transfer pursuant to Section 14.1.

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                                             LIMITED LIABILITY COMPANY AGREEMENT
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
                  8.1.2 TRANSFER FOLLOWING APPROVAL OF NEW FOUNDRY. Notwithstanding the provisions of Section 8.1.1, a Member may Transfer such Member's Interest if (i) such Transfer follows the approval of the construction of a new foundry by the Company by the Board of Directors and the Members as provided in Section 6.4.2.8 and the Member proposing to Transfer its Interest did not consent to the construction of such new foundry by the Company, and (ii) the provisions of Section 8.5 have been complied with. A Transfer pursuant to this Section 8.1.2 shall be limited to a Member's Economic Interest if the Board of Directors of the Company in its reasonable discretion determines that a Transfer of the Member's Membership Interest will jeopardize the Company's treatment as a partnership for tax purposes.

                  8.1.3 NO TRANSFER TO COMPETITOR. Without the prior unanimous written consent of the Managing Members, no Transfer may be made by a Member of such Member's Interest to a Prohibited Person.

                  8.1.4 TRANSFER IN VIOLATION VOID. Any attempted Transfer not permitted hereunder shall be null and void ab initio. If, notwithstanding the foregoing, a Transfer not permitted hereunder is determined by a court of competent jurisdiction to be valid, any transferee taking pursuant thereto shall receive only the Economic Interest of the transferring Member. Any Member who Transfers or purports or attempts to Transfer an Interest in violation of
Section 8.1 shall promptly pay over and be liable to the non-breaching Members, according to their respective Percentage Interests, for the total transfer price of such Interest, received and to be received, in addition to, and not in lieu of, any other right or remedy which the non-breaching Members may have, at law or in equity, or pursuant to Article 10, all subject to Article 21.

         8.2 GENERAL TRANSFER PROVISIONS. Notwithstanding any other provisions of this Agreement:

                  8.2.1    NO VIOLATION OF LAW. No portion of, or interest in,
an Interest may be the subject of a Transfer without assurances to the Company that are satisfactory to non-transferring Members that the proposed Transfer does not violate any law applicable to the Company. The Members may, among other things, require (i) a written opinion addressed to the Company, in form and substance satisfactory to the non- transferring Members, of legal counsel acceptable to the non-transferring Members, to the effect that the proposed Transfer is exempt from registration under the Securities Act of 1933, as amended (or a "no action" letter from the staff of the Securities and Exchange Commission satisfactory to the non-transferring Members, to the effect that such Transfer is exempt from such registration); (ii) registration under applicable state securities laws or a written opinion addressed to the Company, in form and substance satisfactory to the non-transferring Members, of legal counsel acceptable to the Company, to the effect that such Transfer is exempt under applicable state securities laws; (iii) a written opinion addressed to the Company, in form and substance satisfactory to the non-transferring Members, of legal counsel acceptable to the non- transferring Members, to the effect that any such contemplated Transfer will not require the Company to register under the Investment Company Act of 1940, require that the Company or any Member register as an investment adviser under the Investment Advisers Act of 1940, or cause the Company to lose its partnership status for U.S. Federal income tax purposes; and (iv) representations and warranties concerning the facts and
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                                             LIMITED LIABILITY COMPANY AGREEMENT
circumstances establishing the basis for the availability of exemptions from registration under the Securities Act of 1933, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and other reasonable assurances relating to any other applicable laws, from the proposed substituted or proposed transferee Member.

                  8.2.2 TRANSFEREE TO BE BOUND BY THIS AGREEMENT. In addition to any other requirements contained in this Agreement pertaining to a Transfer of Interests, as a condition precedent to any Transfer, the prospective transferee shall, for the express benefit of the Company and each non-transferring Member, agree to be bound by all of the terms of this Agreement and to make such reasonable representations and warranties as the Members may request.

                  8.2.3 DELAY IN TRANSFER. Except as may occur upon conversion of the Company or upon transfers of Interest to a corporation pursuant to Section 14.1, if, in the determination of the non-transferring Members, a proposed Transfer would, alone or in conjunction with one or more other Transfers cause the Company to lose its partnership status or terminate its partnership existence for U.S. Federal income tax purposes, such Transfer (if otherwise permitted) shall be delayed in whole or in part until the earliest time as determined by the non-transferring Members that such Transfer may occur without causing the Company to lose its partnership status or to terminate for U.S. Federal income tax purposes. If at any time more than one Transfer is being delayed under this Section 8.2.3, such Transfers shall be made in the order in which the Company received written notice of the proposed Transfers under this Section.

                  8.2.4 LIABILITY OF TRANSFEROR. Except as may occur upon conversion of the Company or upon Transfers of Interest to a corporation pursuant to Section 14.1, any Member who voluntarily Transfers or attempts to Transfer any portion of or interest in its Interest, if such a Transfer causes or would cause the Company to lose its partnership status or terminate its partnership existence for U.S. Federal income tax purposes, shall be liable to the Company and promptly shall pay for any incremental costs, taxes, fines, penalties, damages or losses which may be due from the Company or the Members or suffered by the Company or the Members, including costs of enforcement of the Company's power to void or otherwise prohibit such Transfer or attempted Transfer.

                  8.2.5 NO RELEASE. No Transfer of all or any portion of, or interest in, an Interest, whether or not in compliance with this Article 8 and even if it results in the substitution of the transferee as a new Member, shall release the transferor from those liabilities to the Company which survive such Transfer.

         8.3      PREEMPTIVE RIGHTS.

                  8.3.1 PREEMPTIVE RIGHT. Subject to Section 8.6, if the Company shall propose to issue, sell or distribute any Membership Interest or any option, warrant or right to acquire, or any security convertible into or exchangeable for any of the foregoing, each Member shall, subject to the provisions of Section 8.6, have a right of first refusal to participate in such issuance, sale or distribution on a pro rata basis according to the Percentage Interest held by each

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                                             LIMITED LIABILITY COMPANY AGREEMENT
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
Member so that following such issuance, sale or distribution each Member would acquire or have the right to acquire, if each Member had elected to acquire such Member's pro rata portion, the same Percentage Interest in the Company as each Member had by reasons of such Member's Percentage Interest prior to such issuance, sale or distribution.

                  8.3.2 PROCEDURE. The Company shall provide each Member with notice of any such proposed issuance which notice shall specify the nature of the proposed issuance, the consideration to be received therefor, the identity of the proposed purchaser, and the terms upon which such issuance shall be undertaken. Each Member shall have the right to elect to purchase from the Company a portion of the Interest referred to in the notice at the same price and on the same terms as specified in the notice for a period of sixty (60) days after the giving of the notice but not thereafter. A Member shall exercise this right by delivering in writing to the Company notice of such Member's intent to purchase such Member's pro rata share along with the purchase price therefore. If any Member shall elect to purchase none, or less than all of the offered Interest, the other Members shall have the right to purchase the pro rata share of the Member who has declined to purchase the offered Interest, according to each purchasing Member's pro rata share of such Interest, for a successive period of thirty (30) days thereafter. All or any portion of the Interest not so purchased may be issued as specified in the notice within a period of forty-five
(45) days after the expiration of such ninety (90) day period specified above.

                  8.3.3 LIMITATION. Notwithstanding the foregoing, the provisions of this Section 8.3 shall not apply to any of the following: (i) any issuance, sale or distribution in connection with the conversion of each Member's Interest in the Company to an interest in the Delaware Corporation as provided for in Article 14, (ii) the transactions contemplated by Sections 3.3.1, 3.3.2, 3.5.4 or 10.5, or (iii) any option, warrant or other rights granted to Officers, Directors or employees of the Company pursuant to the Incentive Plan.

         8.4 ADMISSION OF NEW MEMBERS. A new Member may be admitted to the Company only if Section 8.3 has been complied with and upon the written consent of Members holding not less than 71% in Percentage Interest (without consideration of the Percentage Interest of any Defaulting Member, Selling Member, Terminated Member or Non-Paying Member). Prior to any new Member acquiring the Interest of a Managing Member, the Managing Member proposing to Transfer its Interest shall disclose to the other Members, whether it is proposed that the new Member shall, following the Transfer, designate such Managing Member's representative on the Board of Directors, and hold the decision making authority of the Managing Member for decisions which pursuant to this Agreement require the consent of the Managing Members. Any Transfer approved pursuant to the first sentence of this Section shall then be an approval of the Transfer of the rights specified in the disclosure notice.

                  8.4.1 CAPITAL CONTRIBUTION. The type and amount of Capital Contribution which must be made by a new Member shall be determined by the written consent of Members holding not less than 71% in Percentage Interest (without consideration of the Percentage Interest of any Defaulting Member, Selling Member, Terminated Member or Non-Paying Member).
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                                             LIMITED LIABILITY COMPANY AGREEMENT
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
                  8.4.2 TIME OF ADMISSION. A new Member shall not be deemed admitted into the Company until the Capital Contribution required of such Person shall have been made and such Person has become a party to this Agreement.

                  8.4.3 ADJUSTMENT OF INTERESTS. Upon admission of a new Member, the Percentage Interests of all previously existing Members shall be adjusted to reflect the addition of such new Member and such new Member's Capital Contribution.

         8.5      RIGHT OF FIRST REFUSAL.

                  8.5.1 If any Member ("Selling Member") intends to Transfer its Interest or any part thereof (the "Offered Interest") (except to a wholly-owned subsidiary) it shall notify the Company and the other Members of its intention to do so ("Offering Notice"). The Offering Notice shall specify the nature of the Transfer, the consideration to be received therefor, the identity of the proposed purchaser (or lender, as the case may be), and the terms upon which such Member intends to undertake such Transfer. Within thirty
(30) days after receipt of the Offering Notice, the Members other than the Selling Member shall have the right, but not the obligation, subject to Section 8.6, to elect to purchase from the Selling Member a portion of the Offered Interest referred to in the Offering Notice at the same price and on the same terms as specified in the Offering Notice for a period of thirty (30) days after the giving of the Offering Notice (or make the loan, if the same involves an encumbrance, hypothecation or mortgage, upon the same terms on which said loan was to be made therefor) by delivering in writing to the Company an offer to purchase (or loan) a portion of the Offered Interest of the Selling Member. Each Member so electing to purchase shall be entitled to purchase a portion of such Offered Interest in the same proportion that such Member's Percentage Interest bears to the aggregate of the Percentage Interests of all of the Members electing to purchase the Offered Interest. In the event any Member elects to purchase less than all of such Member's pro rata share of such Offered Interest ("Shortfall"), subject to Section 8.6, the other Members may elect to purchase their pro rata share of the Shortfall. Within sixty (60) days after the election notice of the Members who so elect, the purchase shall be consummated on the terms and conditions set forth in the Offering Notice of the Selling Member (or if the same involves a mortgage, encumbrance or other hypothecation, the loan shall be consummated upon the terms and conditions of the loan set forth in the Offering Notice).

                  8.5.2 If none of the other Members elect to purchase the Offered Interest (or elect to make the loan specified), or the election is made for less than all of the Offered Interest, then the Selling Member, subject to
Section 8.6, within thirty (30) days after the expiration of said sixty (60) day period, may undertake and complete the Transfer to any Person the identity of which was disclosed in the Offering Notice for that portion of the Offered Interest not undertaken to be purchased by the other Members provided, however, that the proposed transferee has been approved by the other Members as specified in Sections 8.1.1, 8.1.3, and 8.4, as such Sections may be applicable to the Transfer, and the provisions of Section 8.6 have been complied with. The Transfer shall not be undertaken at a lower price or upon more favorable terms than specified in the Offering Notice. If the Selling Member does not then consummate the original proposed Transfer within ninety (90) days after the date of the Offering Notice, or within the time scheduled

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
for closing by the purchasing person, firm or corporation, whichever is later, then all restrictions of this Section shall apply as though no Offering Notice had been given.

         8.6 SPECIAL TRANSFER PROVISION. Any Managing Member who elects pursuant to Sections 3.3, 8.1, 8.5 or 10.3 of this Agreement to acquire an additional Interest in the Company (which Interest was previously held by or was to be held by a Managing Member) shall at the time such Member's Percentage Interest is increased also have an increase in such Member's rights and obligations to purchase the output of the Foundry pursuant to the Purchase Agreement or Future Purchase Agreement corresponding to the additional Percentage Interest being acquired. Any New Buyer which acquires pursuant to
Section 3.3, 8.1, 8.5 or 10.3 hereof an Interest that was previously held by a Managing Member or other Person holding rights and obligations to purchase the output of the Foundry pursuant to the Purchase Agreement or Future Purchase Agreement shall at the time of such acquisition acquire rights and obligations to purchase the output of the Foundry corresponding to the Percentage Interest being acquired. If at any time (a) a Member's or other Person's Percentage Interest changes as a result of (i) a Transfer in accordance herewith, (ii) a failure to pay a Second Part Capital Contribution, Third Part Capital Contribution, or Additional Capital Contribution, (iii) a failure to guarantee a loan to the Company in accordance herewith, (iv) an Event of Default, or (v) any other provision hereunder and (b) in the reasonable opinion of the Board of Directors, such change, in conjunction with the provisions herein and in the Purchase Agreement or Future Purchase Agreement for adjusting the Managing Members' purchase rights or obligations under such agreements, produces an inequitable or unintended result, then the Board of Directors, with the concurrence of all Managing Members that are parties to the Purchase Agreement or Future Purchase Agreement, may adjust the purchase rights and obligations of such Members in such manner as the Board of Directors determines in good faith is equitable under the circumstances.

         8.7 SPECIAL RIGHT OF MANAGING MEMBERS OTHER THAN TSMC TO PURCHASE. This Section shall apply if pursuant to Sections 3.3, 8.3, 8.5, or 10.3 of this Agreement, TSMC provides notice to the Company of its intention to acquire an additional Interest in the Company which, after the Percentage Interests of all Members are adjusted in connection with such transaction, would result in TSMC having a Percentage Interest which, when combined with the Percentage Interest of the Third Party Investors', would equal or exceed a 71% Percentage Interest. Prior to the completion of any such transaction, the Board of Directors shall provide written notice to each Managing Member of this provision and the option of such Managing Members (other than TSMC and excluding any Managing Member whose Interest is being offered pursuant to Sections 3.3, 8.5 or 10.3 of this Agreement (the "Subject Interest")) to purchase, in addition to their pro rata portion of the Subject Interest, a pro rata portion of the Excess Subject Interest (including the right to purchase a pro rata portion of any shortfall resulting from another Member's election to purchase less than its entire pro rata allocation). As used in this Section 8.7, the term "Excess Subject Interest" means the portion of the Subject Interest which TSMC has elected to purchase which would cause TSMC and the Third Party Investors to jointly hold a Percentage Interest equal to or exceeding 71%. Each such Managing Member shall have the right to purchase its pro rata share of the Excess Subject Interest by giving notice within thirty (30) days of the notice received from the Board of Directors pursuant to this Section of such Member's intent to acquire its pro rata share of the Excess Subject

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Interest, TSMC may proceed with its acquisition of any portion of the Excess Subject Interest not so acquired.

                                    ARTICLE 9
                    BOOKS, RECORDS, REPORTS AND BANK ACCOUNTS

         9.1 MAINTENANCE OF BOOKS AND RECORDS. The Company shall cause books and records of the Company to be maintained in accordance with GAAP (except for the Capital Accounts which shall be maintained in accordance with the Regulations as provided in Section 3.4), and shall give reports to the Members in accordance with prudent business practices and the Act. The annual accounting period of the Company shall be the Fiscal Year. The books and records of the Company shall be audited annually by a certified public accounting firm nationally recognized in the United States, selected by the Board of Directors and approved by the Members as provided for in Section 6.4.2.7. The Company shall promptly upon receipt make available to the Managing Members all preliminary drafts of financial statements that it receives from the Company's certified public accountants. Not less than five (5) days before the financial statements of the Company become final, the Company shall provide each of the Managing Members with a copy of the draft of the financial statements of the Company and during this period, shall provide each of the Managing Members with the opportunity to comment on such financial statements. The initial firm of certified public accountants is Arthur Andersen & Co. LLP. There shall be kept at the principal business office of the Company specified in Section 2.4 the following Company documents:

                  9.1.1 A current list of the full name and last known business or residence address of each Member and each holder of an Economic Interest, set forth in alphabetical order, together with the amount of cash and a description and statement of the agreed value of any other property or services that were Capital Contributions of each Member and that each Member has agreed to contribute to the Company in the future, the date on which each Member became a Member, and the share in Net Profit and Net Loss of each Member and holder of an Economic Interest;

                  9.1.2 A copy of the Certificate of Formation and any amendments thereto, together with any powers of attorney pursuant to which the Certificate of Formation and any amendments thereto were executed;

                  9.1.3 Copies of the Company's U.S. Federal, state, local and other income tax or information returns and reports, if any, for the six most recent taxable years;

                  9.1.4 A signed counterpart of this Agreement and any amendments hereto, together with any powers of attorney pursuant to which this Agreement and any amendments hereto were executed;

                  9.1.5 Copies of the financial statements of the Company, if any, for the six (6) most recent Fiscal Years;

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                                             LIMITED LIABILITY COMPANY AGREEMENT

                  9.1.6 The Company's books and records as they relate to the internal affairs of the Company for at least the current and past four (4) Fiscal Years;

                  9.1.7 Any other information necessary to provide true and full information regarding the status of the business and financial condition of the Company; and

                  9.1.8 Other information regarding the affairs of the Company as is reasonable or prudent.

         9.2 INSPECTION RIGHTS. Each Member and each holder of an Economic Interest has the right upon reasonable request, for purposes reasonably related to the interest of that Person as a Member or holder of an Economic Interest, to inspect and copy during normal business hours any of the books and records required to be maintained in accordance with Section 9.1. Such right may be exercised by such Person or by that Person's agent or attorney.

         9.3 RIGHTS TO RECEIVE COPIES OF DOCUMENTS. Upon the request of a Member or holder of an Economic Interest, for purposes reasonably related to the interest of that Person as a Member or holder of an Economic Interest, the Member who has custody of the following documents shall promptly deliver to the Member or holder of an Economic Interest, at the expense of the Company, a copy of this Agreement and a copy of the documents listed in Sections 9.1.1 and 9.1.3 of this Agreement.

         9.4 BANK ACCOUNTS. The bank accounts of the Company shall be maintained in such banking institutions as the Board of Directors shall determine.

         9.5 TAX MATTERS HANDLED BY TAX MATTERS PARTNER.

                  9.5.1 TSMC is hereby designated the "Tax Matters Partner" (as defined in Code Section 6231), and is authorized and required to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The Tax Matters Partner will control all decisions with respect to such proceedings, but will keep the Board of Directors and other Managing Members reasonably informed with respect to such proceedings and will provide the other Managing Members the opportunity to offer comments and suggestions with respect to such proceedings to the extent practicable. Each Member agrees to cooperate with the Tax Matters Partner and to do or refrain from doing any or all things reasonably requested by the Tax Matters Partner with respect to the conduct of such proceedings. The Tax Matters Partner shall arrange for the preparation and timely filing of all returns required to be filed by the Company. Any Member receiving advice that the Internal Revenue Service or any state or foreign revenue service intends to examine any income tax return of the Company shall promptly notify the Tax Matters Partner.

                  9.5.2 The Tax Matters Partner shall exert commercially reasonable efforts to adopt positions and make elections for tax purposes which
(i) minimize the sum of the current taxable income and gain, and (ii) maximize the sum of the current taxable losses, deductions, and

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
credits, to the Managing Members as a group. In addition, notwithstanding any other provision of this Agreement, the Tax Matters Partner shall cause all Company tax returns and other related tax filings to be prepared in such manner as to reflect that any income, gain, loss, or deduction recognized by the Company as the result of an adjustment, reallocation or recharacterization by any tax authority of the tax treatment of any transaction between the Company and a Member or an Affiliate of a Member as originally reported on any tax return filed for the Company shall be specially allocated to such Member for the taxable year of the adjustment, reallocation or recharacterization and for each taxable year thereafter so that the tax consequences to the other Members shall, to the extent possible, have the same cumulative aggregate tax consequences as if no such adjustment, reallocation or recharacterization had occurred. No such adjustment shall be reflected in the Capital Accounts of the Members. Not less than thirty (30) days before actual filing, the Tax Matters Partner shall provide to all of the other Managing Members a copy of each of the final returns and other administrative or judicial filings of the Company relating to income taxation, and during this period, shall provide the other Managing Members with the opportunity to comment on such returns and filings. The Members agree that, except as otherwise approved in advance by the Board of Directors, no Member shall take any position in any such administrative proceeding inconsistent with the tax returns filed by the Company, provided such tax returns are prepared in a manner consistent with this Agreement. Nothing in this Agreement shall be construed to provide the Tax Matters Partner with rights, powers or privileges relating to tax administrative proceedings in excess of the minimum rights, powers and privileges provided to the Tax Matters Partner by Code sections 6221, et. seq., and the Treasury Regulations thereunder.

         9.6 FEDERAL INCOME TAX ELECTIONS MADE BY TAX MATTERS PARTNER. Except as otherwise provided herein, the Tax Matters Partner on behalf of the Company may make all elections for U.S. Federal, state and local income tax purposes, including but not limited to, the following:

                  9.6.1 USE OF ACCELERATED DEPRECIATION METHODS. To the extent permitted by applicable law and regulations, the Company may elect to use an accelerated depreciation method on any depreciable unit of the assets of the Company.

                  9.6.2 ADJUSTMENT OF BASIS OF ASSETS. In case of a transfer of all or part of the Interest of any Member, the Company may elect, pursuant to Sections 734, 743, and 754 of the Code, to adjust the basis of the assets of the Company.

         9.7 OBLIGATIONS OF MEMBERS TO REPORT ALLOCATIONS. The Members are aware of the income tax consequences of the allocations made by this Agreement and hereby agree to be bound by the provisions of this Agreement in reporting their shares of the Company income and loss for income tax purposes in a manner consistent with the tax returns filed by the Company, provided such tax returns are prepared in a manner consistent with this Agreement.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                                   ARTICLE 10
                   EVENT OF DEFAULT; TERMINATION OF MEMBERSHIP

         10.1 EVENT OF DEFAULT. The occurrence of any one or more of the following events shall be a breach and a default ("Event of Default") hereunder:

                  10.1.1 A Member shall fail to perform a material obligation of this Agreement or of any of the Ancillary Agreements and, (except for breaches contemplated in Sections 10.1.5 or 10.1.6 of this Agreement, which provide for no opportunity to cure, and except for breaches for which another cure period is specified herein), does not cure or remedy the default within sixty (60) days thereafter. Notwithstanding the foregoing, the breach or failure to perform any of the following Sections shall not be, or be deemed to be, an Event of Default:
Sections 3.3.1, 3.3.2, and 3.5.4 (each of which shall be treated as provided in such Sections ).

                  10.1.2 Any representation, warranty or statement made by a Member under or pursuant to this Agreement or any Ancillary Agreement or under any affidavit, certificate or other instrument executed in connection with any of the foregoing, shall be false or misleading in any material respect as of the Effective Date or shall become so at any time prior to the Dissolution Date, and such Member does not cure the same within thirty (30) days written notice thereof.

                  10.1.3 A Member shall (i) be adjudicated as bankrupt or insolvent; (ii) make a general assignment for the benefit of its creditors;
(iii) file a petition, answer or consent seeking, or have entered against it (or fail reasonably to contest the material allegations of any petition for) an order for relief (or any similar remedy) under any provision of Title 11 of the United States Code or any other U.S. Federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, or consent to the institution of any proceedings thereunder; (iv) convene a general meeting of its creditors, or any class thereof, for the purpose of effecting a general moratorium upon or general extension or composition of its debts; (v) fail to pay such Member's debts as they mature; (vi) admit in writing that such Member is generally not able to pay its debts as they mature; or (vii) apply for or consent to the appointment of a receiver, trustee, custodian, liquidator or other similar official of all or a substantial portion of such Member's assets.

                  10.1.4 Any one or more of the following occurs: (i) a petition is filed or any case or proceeding described in Section 10.1.3 above is commenced against any Member or against the assets thereof, unless such petition and the case or proceeding initiated thereby is dismissed within sixty (60) days from the date of the filing; (ii) an answer is filed by any Member admitting the allegations of any such petition; or (iii) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of any Member, a custodian, trustee, agent or receiver of it,or for all or a substantial part of its property, or authorizing the taking possession by a custodian, trustee, agent or receiver of it, or of all or a substantial part of its property unless such appointment is vacated or dismissed or such possession is terminated within sixty (60) days from the date of such appointment or commencement of such possession, but not later than 5 days

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
before the proposed sale of any assets of such Member by such custodian, trustee, agent or receiver.

                  10.1.5 A Member files a certificate of dissolution or otherwise dissolves, terminates or liquidates, or is merged with or is consolidated into any other corporation, limited liability company, partnership, or other entity other than an Affiliate of such Member, except for a merger or consolidation not entered into for the purpose of and not having the effect of changing or influencing the control of the Member.

                  10.1.6 A Member becomes a Prohibited Person or an Affiliate of a Prohibited Person.

         10.2 TERMINATION OF MEMBER. If an Event of Default occurs and is not cured within the applicable time period (if any) specified in Section 10.1, the defaulting Member shall be terminated as a Member, and all rights and privileges of such former Member under this Agreement shall be adjusted and disposed of as follows:

                  10.2.1 If the Event of Default is as provided or described in any of Section 10.1.1, Section 10.1.2 or Section 10.1.5, the Member shall be terminated as a Member upon the vote of the non-defaulting Members with a majority of the Interests held by non-defaulting Members.

                  10.2.2 For all other Events of Default, termination of Membership shall occur immediately following the elapse of the specified cure period, if any.

                  10.2.3 Notwithstanding any other provision of this Agreement and subject to Section 11.2.3, the termination of a Member ("Terminated Member") as contemplated in this Section 10.2 shall not affect the rights of any other Member (a "Remaining Member") under this Agreement. The Company shall promptly notify a Terminated Member of such termination, but the failure to give such notice shall not affect such termination or create any rights in the Terminated Member.

         10.3 PURCHASE RIGHT. Unless provided otherwise in this Agreement, upon termination of a Terminated Member as contemplated in Section 10.2, the Remaining Members shall have the right to purchase and the Terminated Member shall have the obligation to sell, the Terminated Member's Interest as provided in Sections 10.3 through 10.7, inclusive. The purchase price for such Interest shall be an amount equal to 50% of the lesser of (i) the Terminated Member's Percentage Interest in the book value of the Company as of such termination date, or (ii) the fair market value of the Terminated Member's Interest as of such termination date as determined in the reasonable discretion of the Board of Directors, not including any Director appointed by the Terminated Member. Such reduction in value shall constitute partial compensation for damages suffered by the Remaining Members as a result of the act, omission or condition which resulted in the termination of the Terminated Member, and subject to Article 21, shall be in addition to, and not in lieu of any other right or remedy which the Remaining Members may have, at law or in equity, or pursuant to this Agreement. The Directors shall give notice to all Remaining Members of such purchase price.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         10.4 NOTICE OF INTENT TO PURCHASE. Within thirty (30) days after the Directors have determined and notified the Remaining Members as to the purchase price of the Terminated Member's Interest determined in accordance with Section 10.3, each Remaining Member shall have the right, but not the obligation, to elect to purchase a portion of the Terminated Member's Interest. Any Remaining Member so electing shall notify the Directors in writing within thirty (30) days after the notice from the Directors of such Remaining Member's desire to purchase a portion of the Terminated Member's Interest. The failure of any Remaining Member to submit such notice within the applicable period shall constitute an election on the part of the Remaining Member not to purchase any of the Terminated Member's Interest. Each Remaining Member so electing to purchase shall be entitled to purchase a portion of the Terminated Member's Interest in the same proportion that the Percentage Interest of the Remaining Member bears to the aggregate of the Percentage Interest of all of the Remaining Members electing to purchase the Terminated Member's Interest.

         10.5 ELECTION TO PURCHASE LESS THAN ALL OF THE TERMINATED MEMBER'S INTEREST. If any Remaining Member elects to purchase none or less than all of such Remaining Member's pro rata share of the Terminated Member's Interest ("Shortfall Amount"), then subject to the provisions of Section 8.6, the other Remaining Members may elect to purchase the Shortfall Amount in proportion to their respective Percentage Interests. Each Remaining Member who purchases part of the Terminated Member's Interest shall succeed to a pro rata share of the Terminated Member's Capital Account balance. If the Remaining Members do not purchase the entire Interest of the Terminated Member, then subject to the provisions of Section 8.6, with respect to all or any remaining share of the Terminated Member's Interest, one or more new Members, if approved pursuant to
Section 8.4, may be admitted as a Member or Members and purchase the Terminated Member's remaining Interest by paying for the Interest in cash. If the entire Interest of the terminated Member is not purchased, the Terminated Member shall have only an Economic Interest, and without limiting the generality of the foregoing, shall not be a Managing Member, shall not be entitled to designate a Director hereunder and any current Director or Directors appointed by such Terminated Member shall be deemed to be removed and the number of Directors on the Board of Directors shall be reduced accordingly. In such event as partial compensation for damages suffered by the Company and the Remaining Members, (i) the Terminated Member's remaining Interest shall be reduced by fifty percent (50%) and the Remaining Members' Interests shall be increased pro rata accordingly, (ii) the Terminated Member's Capital Account Balance following the purchase of any Remaining Member, if any, shall be reduced by 50%, and the difference shall be added to the Capital Account Balances of the Remaining Members, pro rata according to their Interests, and (iii) solely for purposes of determining the Managing Members' and a Terminated Member's rights and obligations to purchase the output of the Foundry under the Purchase Agreement or Future Purchase Agreement (which rights and obligations shall be a function, to be specified in each of those agreements, of the Managing Members' and Terminated Member's Percentage Interests), effect shall not be given to any increase or decrease in a Managing Member's or Terminated Member's Percentage Interest attributable to the operation of clause (i).

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         10.6 PAYMENT OF PURCHASE PRICE. The purchase price shall be paid by the electing Remaining Members by either of the following methods, each of which may be selected separately by the electing Remaining Members in their respective sole discretion:

                  10.6.1 The Remaining Members shall at the consummation of the purchase of the Terminated Member's Interest ("Closing") pay in cash the total purchase price for the Terminated Member's Interest; or

                  10.6.2 The Remaining Members shall pay at the Closing one-fifth (1/5) of the purchase price in cash and the balance of the purchase price shall be paid in four equal annual principal installments, plus accrued interest, and be payable each year on the anniversary date of the Closing. The unpaid principal balance shall accrue interest at the current applicable U.S. Federal rate as provided in the Code for the month in which the initial payment is made, but the Remaining Members shall have the right to prepay in full or in part at any time without penalty. The obligation of each purchasing Remaining Member to pay its portion of the balance due shall be evidenced by a separate promissory note executed by the respective Remaining Member. Each such promissory note shall be in an original principal amount equal to the portion owed by the respective purchasing Remaining Member. The promissory note executed by each purchasing Remaining Member shall be secured by a pledge of that portion of the Terminated Member's Interest purchased by such Remaining Member.

         10.7 CLOSING OF PURCHASE OF TERMINATED MEMBER'S INTEREST. The Closing for the sale of a Terminated Member's Interest pursuant to this Article 10 shall be held at 10:00 a.m. at the principal office of Company no later than sixty
(60) days after the determination of the purchase price. At the Closing, the Terminated Member or such Terminated Member's legal representative shall deliver to the electing Remaining Members an instrument of transfer (containing warranties of title and no encumbrances) conveying the Terminated Member's Interest free and clear of all liens, charges and encumbrances whatsoever, except as permitted by the purchaser thereof. The Terminated Member or such Terminated Member's legal representative, the Company and the Remaining Members shall do all things and execute and deliver all documents as may be necessary or convenient to consummate such sale and purchase in accordance with the terms and provisions of this Agreement. Without limiting the generality of the foregoing, each Member hereby appoints each Remaining Member as its attorney-in-fact and agent, with full power and authority to take all actions and execute and deliver all agreements, deeds, leases, releases, assignments, bills of sale, security instruments and any other document which, in the sole judgment of such Remaining Member, is necessary or convenient to consummate such sale and purchase.

                                   ARTICLE 11
                           TERMINATION AND DISSOLUTION

         11.1 TERMINATION. This Agreement shall terminate on the first to occur of (i) the Dissolution Date or (ii) the unanimous written consent of the Members or (iii) upon consummation of the Company's merger or consolidation as contemplated in Article 14.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         11.2 DISSOLUTION. The Company shall be dissolved upon the first to occur of the following events:

                  11.2.1 The written approval of Members holding not less than 87% in Percentage Interest if the dissolution does not occur contemporaneously with an IPO of the Delaware Corporation;

                  11.2.2 The action of the Board of Directors if such action occurs contemporaneously with an IPO of the Delaware Corporation;

                  11.2.3 The death, retirement, insanity, incapacity, resignation, expulsion, bankruptcy or dissolution of a Managing Member, or the occurrence of any other event which terminates a Managing Member's continued membership in the Company, unless the business of the Company is continued with the written consent of other Members holding a Majority in Interest of such other Members within ninety (90) days following the occurrence of such event;

                  11.2.4 The appointment of a receiver, trustee or liquidator of the Project which appointment is not vacated within thirty (30) days; or the attachment, execution or other judicial seizure of the Project where such seizure is not discharged within ten (10) days thereafter; or

                  11.2.5 The entry of a decree of judicial dissolution under
Section 18-802 of the Act; or

                  11.2.6 Following an act of Governmental Intervention, if written request shall be made by one Managing Member to the other Managing Members within sixty (60) days from said Governmental Intervention and the Managing Members hereto shall have entered into good faith negotiations with the objective of restructuring the relationship among the Members in a manner such that the adverse effect of said alteration or modification of this Agreement will be minimized and following which, the Managing Members cannot unanimously reach a reasonably acceptable modification to this Agreement, within six (6) months from the date of dispatch of said written request, or within such longer period of time as mutually agreed upon by the unanimous consent of the Managing Members.

                  11.2.7 On the thirtieth (30th) anniversary of the date of the filing of the Certificate of Formation of the Company.

         11.3 WINDING UP. Upon the dissolution of the Company, TSMC (or if TSMC is no longer a Member, a liquidating trustee appointed by a Majority in Interest of the remaining Members), shall wind up the affairs of the Company (such Person or Persons herein collectively called the "Liquidating Person"). Upon dissolution of the Company and until the filing of the certificates of cancellation pursuant to Section 11.6, the Liquidating Person may, in the name of, and on behalf of, the Company, prosecute and defend suits, whether civil, criminal or administrative, gradually settle and close the Company's business, dispose of and make reasonable provision for the Company's liabilities, and distribute to the members any remaining assets of the Company, all without affecting the liability of the Members and without imposing liability on a

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
liquidating trustee. The Liquidating Person shall be entitled to reimbursement for out-of-pocket expenses incurred and reasonable compensation for services rendered in connection with the winding up and liquidation of the Company, as agreed by the Members. Such reimbursement shall be paid as an expense of the Company after all debts to third parties have been repaid or adequately provided for but before any repayment of loans or advances by Members.

         11.4 DISTRIBUTION OF ASSETS. The Members shall continue to divide Net Profit and Net Loss and Cash Available For Distribution during the winding-up period in the same manner and the same priorities as provided for in Articles 4 and 5 hereof. The proceeds from the liquidation of Property shall be applied in the following order:

                  11.4.1 To the payment of creditors, including Members who are creditors, in satisfaction of liabilities of the Company (whether by payment of the making or reasonable provision for payment thereof) other than liabilities for which reasonable provision for payment has been made and liabilities to Members for distributions pursuant to Article 4;

                  11.4.2 To set up reasonable reserves for contingent or unforeseen liabilities of the Company, to be maintained in a regular trust fund account;

                  11.4.3 To repay pro rata all loans or advances made by the Members to the Company, but in the event the amount available for such repayment shall be insufficient, then pro rata on account thereof; and

                  11.4.4 The balance if any, shall be paid or distributed to the Members in proportion to their Percentage Interests; except, if the Company shall be dissolved prior to the expiration of the period beginning on the Effective Date and ending five years from the date of Commencement of Production, as defined in the Purchase Agreement (the "Subordination Period") and if such dissolution is as a result of an event of Force Majeure or a major economic or business event or condition such that the economic or business assumptions underlying the Business Plan have changed to the extent that it is economically impracticable to substantially implement the Business Plan (including, but not limited to, major claims or litigation against the Company, failure to operate the Foundry on an economically viable basis, a change in technology rendering the business of the Company obsolete, or a major economic recession), and the Board has determined to dissolve the Company with the approval of the Members as provided in Section 11.2.1, then the Manufacturing Agreement, the Technology License and Assistance Agreement, and the Advanced Process Agreement (collectively and together with the other property listed as contributed by TSMC on Exhibit A, the "TSMC Contributed Property") shall each be terminated and the balance of the proceeds from the liquidation of Property shall be paid or distributed to the Members as follows: (i) first, to the Members in reverse chronological order (last in, first out), until the entire Cash Contribution of each is returned to each Member, without any interest, and
(ii) the rest, residue and remainder, if any, to the Members in accordance with each Member's Percentage Interest. For purposes of the preceding sentence, TSMC shall be treated as if it had contributed pursuant to the First Part Capital Contribution described in Section 3.1.1 hereof, an amount of cash ("Property Cash"), in addition to the cash contribution of TSMC described in such Section 3.1.1, equal to the product of (x) the initial agreed value of the TSMC

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

Contributed Property as shown on Exhibit A and (y) the Permitted Percentage. For purposes of this Section 11.4.4, the term "Permitted Percentage" shall be and mean zero percent (0%) on and before the Commencement of Production, increasing daily thereafter at an annual rate of twenty percent (20%) until the Permitted Percentage is one hundred percent (100%) on the last day of the Subordination Period.

Where the distribution pursuant to this Section 11.4 consists both of cash (or cash equivalents) and non-cash property, the cash (or cash equivalents) shall first be distributed, in a descending order, to fully satisfy each category starting with the most preferred category above. To the maximum extent practicable consistent with the foregoing, non-cash property shall be returned to the Member which has contributed it.

         11.5 TIME FOR WINDING UP. A reasonable time shall be allowed for the orderly liquidation of assets of the Company and the discharge or other provision of liabilities to creditors so as to enable the Liquidating Person to minimize any losses attendant upon a liquidation.

         11.6 FINAL ACCOUNTING; CERTIFICATES OF CANCELLATION. Each of the Members shall be furnished with a statement, prepared by the Company's independent certified public accountant, setting forth the assets and liabilities of the Company as of the date of the complete liquidation. Upon the compliance by the Liquidating Person with the foregoing distribution plan, the Members shall cease to be such, and the Liquidating Person shall execute and cause to be filed any and all documents necessary with respect to the termination and cancellation of the Company, including, without limitation, a certificate of cancellation under Section 18-203 of the Act.

                                   ARTICLE 12
                            EXECUTIVE INCENTIVE PLAN

         12.1 AUTHORIZATION OF EXECUTIVE COMPENSATION. The Company shall have an Executive Incentive Plan in the form approved by the Board of Directors on the Effective Date, with an initial award of option rights as set forth in Section 7 of the Executive Incentive Plan. The Executive Incentive Plan shall be administered by the Board in accordance with its terms. In no event shall the rights awarded under any Incentive Plan exceed an aggregate of 5% in Percentage Interests.

         12.2 ADMISSION OF PARTICIPANTS. Upon exercise of an option or payment of an award with an equity interest in the Company, and payment of any applicable purchase price determined in the discretion of the Board of Directors and execution of a counterpart of this Agreement, a participant shall be admitted as a Member with a Percentage Interest as earned under the Executive Incentive Plan. Such participant shall have an initial Capital Account with respect to the acquired Interest equal to the amount determined by multiplying the participant's Percentage Interest with respect to the acquired Interest times the amount determined by dividing (i) the aggregate sum of all Capital Accounts of the Members prior to the transfer of the Interest

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
to such participant, by (ii) one hundred percent (100%) minus the Percentage Interest being acquired by such participant.

                                   ARTICLE 13
                      TSMC LAND OPTION; NEW VENTURE RIGHTS

         13.1 LAND OPTION. By execution of this Agreement, the Members agree and acknowledge that as part of the Initial Capital Contribution of TSMC, and as a convenience and accommodation to the Company, TSMC has arranged for option agreements covering the Real Property to be assigned to the Company, which option agreements cover real property in excess of that amount necessary to construct the Foundry. On the Effective Date, the Company with the approval of the Members granted to TSMC the TSMC Land Option, whereby TSMC has the option to purchase the Land from the Company, for the Purchase Price (as defined in the TSMC Land Option).

         13.2 NEW FAB VENTURE RIGHT OF FIRST REFUSAL. On the Effective Date and until the tenth (10th) anniversary of the Effective Date, TSMC has granted and hereby grants a right of first refusal to each of the Managing Members to participate in any venture controlled by TSMC or its Affiliates to construct another foundry on the Land which is the subject of the TSMC Land Option, or anywhere else in North America in proportion to their respective Percentage Interests in the Company. TSMC agrees to meet and confer with the Managing Members prior to exercise of TSMC's rights under the TSMC Land Option, in order to discuss the participation of the Managing Members in any venture related thereto.

         13.3 FURTHER ASSURANCES. The Members, from time to time and as requested by a Managing Member, shall, and shall cause the Company to, execute and deliver such additional documents, give such further assurances and take any additional actions as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Article 13.

                                   ARTICLE 14
                  CHANGE OR CONVERSION TO A GENERAL CORPORATION

         14.1 MERGER OR CONSOLIDATION TO A GENERAL CORPORATION. Subject to the approval required by Section 6.4.2.3, each Member by execution and delivery of this Agreement agrees to vote, and hereby votes, in favor of the reincorporation, merger or consolidation of the Company, pursuant to Section 18-209 of the Act, or otherwise, to change or convert the Company into a Delaware general corporation or a parent or a subsidiary of a Delaware corporation, at such time, in such manner and on such basis as the Board of Directors shall determine is in the best interests of the Company. Such change or conversion to a Delaware general corporation may be accomplished by a direct merger into a corporation, by one of the methods illustrated in Exhibit E, or by any other method the Board of Directors determines is desirable, provided, however, that each Member shall have the right to participate in proportion to

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                                             LIMITED LIABILITY COMPANY AGREEMENT

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
its Percentage Interest in whichever method is selected by the Board of Directors. As used herein "Delaware Corporation" shall mean any corporation which through one transaction or a series of transactions involves the conversion or exchange of the Interests of those Members who choose to participate in such transaction into an interest in or the stock of such corporation in proportion to a Member's Interest in the Company as adjusted to reflect the participation of the other Members. Additionally, by execution and delivery of this Agreement, each Member agrees to take any and all actions necessary to consummate such a change or conversion, including, but not limited to, the execution and delivery of an Agreement of Merger or Consolidation and filing of a Certificate of Merger or Consolidation with the Office of the Secretary of State, in such form and on such basis as the Board of Directors may determine.

         14.2 REGISTRATION RIGHTS. In the event the Delaware Corporation undertakes an IPO, the Members shall have the registration rights provided for in the Registration Rights Agreement. At the time the Member's Interests are converted into or exchanged for an interest or shares in the Delaware Corporation, each of the Members shall use its best efforts to cause the Delaware Corporation to assume all rights, duties and obligations ascribed to it in the Registration Rights Agreement. In the event any Member's shares of the Delaware Corporation are included for sale in the initial public offering, each Member shall be entitled to include such Member's shares of the Delaware Corporation in such initial public offering on a pro rata basis.

         14.3 VOTING ARRANGEMENTS.

                  14.3.1 CONVERSION CONTEMPORANEOUSLY WITH IPO. Each Member agrees that if the conversion or exchange of each Member's Interest into an interest in the Delaware Corporation occurs contemporaneously with an IPO of the Delaware Corporation, then such Member shall execute and deliver a voting agreement or other arrangement with a term and on such terms as may be specified by TSMC, whereby TSMC shall have authority to designate the majority of the board of directors of the Delaware Corporation. Each Member shall take any and all actions necessary and execute any and all documents necessary to give TSMC such authority.

                  14.3.2 CONVERSION NOT CONTEMPORANEOUSLY WITH IPO. Each Member agrees that if the conversion or exchange of each Member's Interest into an interest in the Delaware Corporation is not contemporaneous with an IPO of the Delaware Corporation, then the Articles, Bylaws, Stockholder's Agreement, and other governing documents of the Delaware Corporation shall provide for corporate governance substantially equivalent to that of the Company as set forth in this Agreement.

         14.4 OPTIONS. In the event that each Member's Interest is converted or exchanged into an interest in or shares of the Delaware Corporation, any outstanding options, warrants or right to securities of the Company shall be changed or converted into similar securities of the Delaware Corporation on the same basis as a Member's Interest is changed or converted to an interest in or shares of the Delaware Corporation.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                                   ARTICLE 15
                        STANDARD OF CARE; INDEMNIFICATION

         15.1 STANDARD OF CARE. Each Director, Officer, employee and agent shall perform its, his or her duties to the Company in good faith, in a manner he, she or it reasonably believes to be in or not opposed to the best interests of the Company, and with the care that a prudent person in a similar position would use under similar circumstances. Each Director, Officer, employee and agent of the Company and any Liquidating Person (individually, an "Indemnitee" and collectively, the "Indemnitees") acting in such capacity shall be fully protected in relying in good faith on information, opinions, reports or statements, including financial statements, books of account and other financial data, if prepared or presented by (i) one or more Directors, Officers or employees of the Company who the Indemnitee reasonably believes are reliable and competent in the matters prepared or presented, or (ii) legal counsel, certified public accountants or other persons as to matters that the Indemnitee reasonably believes are within the person's professional or expert competence. No Indemnitee shall be liable for damages to the Company or any present or former Member with respect to claims relating to its conduct for or on behalf of the Company, except to the extent that there is a final judicial determination based on clear and convincing evidence that (a) its action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company, or (b) with respect to any criminal action, proceeding or investigation, it had no reasonable cause to believe its conduct was unlawful.

         15.2 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The Company shall indemnify, defend and hold harmless each Indemnitee from and against any and all claims, demands, causes of action, loss, liability, cost, or expense (including reasonable attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which the Indemnitee was involved or may be involved, or threatened to be involved, as a party or otherwise, arising out of or incidental to the business of the Company, excluding liabilities to any Member, regardless of whether the Indemnitee is or continues to be a Director, Officer, employee, or agent of the Company, or a Liquidating Person at the time any such liability or expense is paid or incurred, to the fullest extent permitted by the Act and all other applicable laws.

         15.3 EXPENSES. Expenses incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding subject to Section 15.2 shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that such Person is not entitled to be indemnified as authorized in Section 15.2.

         15.4 INDEMNIFICATION RIGHTS NON-EXCLUSIVE. The indemnification provided by Section 15.2 shall be in addition to any other rights to which those indemnified may be entitled under any agreement, action of the Board of Directors, vote of the Members, as a matter of law or equity or otherwise, both as to action in the Indemnitee's capacity as an Officer,

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                                             LIMITED LIABILITY COMPANY AGREEMENT

Director, employee, or agent of the Company or as a Liquidating Person and as to any action in another capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

         15.5 ERRORS AND OMISSIONS INSURANCE. The Company may purchase and maintain insurance, at the Company's expense, on behalf of the Directors and Officers and such other Persons as the Directors shall determine, against any liability that may be asserted against, or any expense that may be incurred by, such Person in connection with the activities of the Company, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         15.6 ASSETS OF THE COMPANY. Any indemnification pursuant to Section
15.2 shall be satisfied solely out of the assets of the Company. No Member shall be subject to personal liability or required to fund or to cause to be funded any obligation by reason of these indemnification provisions.

                                   ARTICLE 16
                                   AMENDMENTS

         16.1 AMENDMENT, ETC. OF LIMITED LIABILITY COMPANY AGREEMENT. Except as provided in Sections 6.4.2.9 and 6.4.2.10 and except to admit a new Member approved as contemplated in Section 6.4.2.11, this Agreement may be amended, or repealed and a new agreement may be adopted, only by (i) action of the Directors, and (ii) the written consent of the Members holding not less than 87% in Percentage Interest.

         16.2 AMENDMENT, ETC. OF CERTIFICATE OF FORMATION. The Certificate of Formation may be amended only by (i) action of the Directors, and (ii) the written consent of the Members holding not less than 87% in Percentage Interest.

                                   ARTICLE 17
                              CONDITIONS PRECEDENT

         17.1 CONDITIONS TO MEMBERS' PERFORMANCE. Notwithstanding anything to the contrary contained herein, on the Effective Date each of the following conditions had been satisfied:

                  17.1.1 Expiration of any waiting periods that are required by the laws of the U.S. or Taiwan to expire, and obtaining all requisite governmental and other approvals, prior to the consummation of such transactions, including, but not limited to, any waiting period required under the U.S. Hart Scott Rodino Antitrust Improvement Act of 1976, as amended.

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                                             LIMITED LIABILITY COMPANY AGREEMENT

                  17.1.2 The execution and delivery by the Company of all Ancillary Agreements that this Agreement contemplates the Company shall execute.

                  17.1.3 The Certificate of Formation shall have been filed with the Office of the Delaware Secretary of State.

         17.2 CONDITIONS TO TSMC'S PERFORMANCE. In addition to the conditions set forth in Section 17.1, notwithstanding anything to the contrary contained herein, on the Effective Date each of the following conditions were deemed satisfied by TSMC:

                  17.2.1 The truth and accuracy as of the Effective Date of each of the representations and warranties set forth in Section 7.2 made by each other Initial Member.

                  17.2.2 The execution and delivery by each other Initial Member of each of the Ancillary Agreements that this Agreement contemplates such Initial Member shall execute.

                  17.2.3 The performance by each other Initial Member of all obligations and covenants set forth in this Agreement and required to be performed on the date hereof, including without limitation, that each other Initial Member shall have made its respective First Part Capital Contribution.

                  17.2.4 Receipt of any necessary approval by the Taiwan Ministry of Economic Affairs of the investment in the Company by TSMC as contemplated hereby.

         17.3 CONDITIONS TO ADI'S PERFORMANCE. In addition to the conditions set forth in Section 17.1, notwithstanding anything to the contrary contained herein, on the Effective Date each of the following conditions were deemed satisfied by ADI:

                  17.3.1 The truth and accuracy as of the Effective Date of each of the representations and warranties set forth in Section 7.2 made by each other Initial Member.

                  17.3.2 The execution and delivery by each other Initial Member of each of the Ancillary Agreements that this Agreement contemplates such Initial Member shall execute.

                  17.3.3 The performance by each other Initial Member of all obligations and covenants set forth in this Agreement and required to be performed on the date hereof, including without limitation, that each other Initial Member shall have made its respective First Part Capital Contribution.

         17.4 CONDITIONS TO ALTERA'S PERFORMANCE. In addition to the conditions set forth in Section 17.1, notwithstanding anything to the contrary contained herein, on the Effective Date each of the following conditions were deemed satisfied by Altera:

                  17.4.1 The truth and accuracy as of the Effective Date of each of the representations and warranties set forth in Section 7.2 made by each other Initial Member.

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                                             LIMITED LIABILITY COMPANY AGREEMENT

                  17.4.2 The execution and delivery by each other Initial Member of each of the Ancillary Agreements that this Agreement contemplates such Initial Member shall execute.

                  17.4.3 The performance by each other Initial Member of all obligations and covenants set forth in this Agreement and required to be performed on the date hereof, including without limitation, that each other Initial Member shall have made its respective First Part Capital Contribution.

         17.5 CONDITIONS TO ISSI'S PERFORMANCE. In addition to the conditions set forth in Section 17.1, notwithstanding anything to the contrary contained herein, on the Effective Date each of the following conditions were deemed satisfied by ISSI:

                  17.5.1 The truth and accuracy as of the Effective Date of each of the representations and warranties set forth in Section 7.2 made by each other Initial Member.

                  17.5.2 The execution and delivery by each other Initial Member of each of the Ancillary Agreements that this Agreement contemplates such Initial Member shall execute.

                  17.5.3 The performance by each other Initial Member of all obligations and covenants set forth in this Agreement and required to be performed on the date hereof, including without limitation, that each other Initial Member shall have made its respective First Part Capital Contribution.

         17.6 CONDITIONS TO THE THIRD PARTY INVESTORS' PERFORMANCE. In addition to the conditions set forth in Section 17.1, notwithstanding anything to the contrary contained herein, on the Effective Date each of the following conditions were deemed satisfied by the Third Party Investors:

                  17.6.1 The truth and accuracy as of the Effective Date of each of the representations and warranties set forth in Section 7.2 made by each other Initial Member.

                  17.6.2 The execution and delivery by each other Initial Member of each of the Ancillary Agreements that this Agreement contemplates such Initial Member shall execute.

                  17.6.3 The performance by each other Initial Member of all obligations and covenants set forth in this Agreement and required to be performed on the date hereof, including without limitation, that each other Initial Member shall have made its respective First Part Capital Contribution.

                  17.6.4 Receipt of any necessary approval by the Taiwan Ministry of Economic Affairs of the investment in the Company by a Third Party Investor as contemplated hereby.

                                   ARTICLE 18
                                 CONFIDENTIALITY

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         18.1 EXCHANGE OF INFORMATION AND NONDISCLOSURE. In furtherance of this Agreement, or pursuant to the Ancillary Agreements the Members may from time to time come into possession of certain information and data, including business plans, fabrication techniques, processes, technology, financial information and other compilations of information, which relate to the business of the Members. Prior to the execution of this Agreement, each Initial Member has executed, and each new Member shall sign and become a party to, the Member's Confidentiality Agreement relating to such information.

         18.2 CONFIDENTIALITY AGREEMENTS FOR VISITORS AND EMPLOYEES. Any employee, contractor, subcontractor or guest of TSMC, ADI, Altera or ISSI who visit the Foundry ("Visitor") shall execute and deliver a copy of the Confidentiality Agreement in the form of Exhibit C(1). Visitors shall not be permitted to: make or compile any notes, documentation or other information, or make any photographs, drawings, tapes, films or other graphic representations. Each employee of the Company at the time of employment shall execute and deliver a copy of the Employee Invention Assignment and Confidentiality Agreement in the form of Exhibit C(2).

         18.3 THIRD PARTY REQUEST FOR INFORMATION. Except as otherwise provided in this Agreement and except for private requests in the ordinary course of business for non-Confidential Information relating to the Proven Products, a Member shall immediately notify the other Members of any private or governmental request for Confidential Information or any other information or documents relating to the Proven Products or this Agreement. Each Member shall have the right to participate in any other Member's response to any such request. In the event that a Member receives any subpoena or other legal process requiring the production of information, documents, data, work papers, reports, or other materials relating to this Agreement, that Member shall:

                  18.3.1 give the other Members, if possible, the opportunity to participate in quashing, modifying or otherwise responding to any compulsory process in an appropriate and timely manner; and

                  18.3.2 cooperate fully with the other Member's efforts to narrow the scope of any such compulsory process, to obtain a protective order limiting the use or disclosure of the information sought, or in any other lawful way to obtain continued protection of the Confidential Information.

Notwithstanding the foregoing, a private request to a Member from a third party for Design Rules (as defined in the Purchase Agreement) and reliability results may be disclosed without prior notice to the other Members if such third party executes a Confidentiality Agreement in the form of Exhibit L to the Purchase Agreement and the other Members are promptly provided with notice of the disclosure after the disclosure is made.

         18.4 REPORTING LOSS, THEFT OR MISAPPROPRIATION. If any Member becomes aware of the loss, theft or misappropriation of Confidential Information which is in its

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                                             LIMITED LIABILITY COMPANY AGREEMENT
possession or control, it shall notify the other Members in writing within five
(5) days of its discovery of such loss, theft or misappropriation.

         18.5 BREACH OF CONFIDENTIALITY. Each Member acknowledges that a breach of this Article 18 or a breach of either of the Confidentiality Agreements will result in irreparable injury to the party whose Confidential Information has been disclosed and such party shall be entitled to temporary, preliminary and permanent injunctive relief or to a protective order for any threatened or actual violation of the provisions of this Article. Each Member agrees and consents to the entry of an injunction or protective order by any court of competent jurisdiction upon a showing by the party whose Confidential Information has been disclosed that its Confidential Information is being used or disclosed contrary to the terms of this Article 18 or the Confidentiality Agreements. The foregoing provisions are in addition to, and not in limitation of, the remedies of specific performance, damages, and any other remedies at law, in equity or otherwise that the Members may have upon breach. The Members stipulate that the arbitration provisions of Article 20 shall not apply to any temporary restraining order, preliminary injunctive relief or other provisional remedy sought to prohibit a breach or threatened breach of the provisions of this Article or the Confidentiality Agreements.

                                   ARTICLE 19
                              ANCILLARY AGREEMENTS

         19.1 EXECUTION AND DELIVERY. On or before the Effective Date, the following documents were executed and delivered by the parties thereto, and the Company executed and delivered each such document: the Confidentiality Agreements, the Registration Rights Agreement, and the Assignments of the Manufacturing Agreement, the Technology License and Assistance Agreement and the Advanced Process Agreement.

         19.2 TERMINATION OF MANUFACTURING AGREEMENT; FUTURE PURCHASE AGREEMENT. Following the expiration or termination of the Manufacturing Agreement (and consequently, the termination of the Purchase Agreement), until the useful life of the Foundry has ended, the Managing Members shall enter into the Future Purchase Agreement, the form of which is attached hereto as Exhibit F, whereby the Managing Members shall have the right and obligation to purchase the output of the Foundry as provided for in the Future Purchase Agreement. Notwithstanding the foregoing, the Members agree that if the Company constructs an additional foundry on the Real Property, any rights or obligations to purchase the output of such additional foundry shall be negotiated at that time and shall not be covered by the provisions of the Purchase Agreement or the Future Purchase Agreement.

                                   ARTICLE 20
                         DISPUTE RESOLUTION; ARBITRATION

         20.1 NEGOTIATION BETWEEN EXECUTIVES. Each of the Members and the Company shall attempt in good faith to resolve any dispute, controversy or claim ("Dispute")

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                                             LIMITED LIABILITY COMPANY AGREEMENT
arising out of or relating to this Agreement promptly by negotiations between executives who have authority to settle the Dispute. Any Member or the Company may give the other Members and the Company written notice of any Dispute not resolved in the normal course of business. Within twenty (20) days after delivery of such a notice, executives of the Members and the Company involved in the Dispute who have authority to settle the Dispute shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute. If the matter has not been resolved within thirty (30) days after such notice, unless extended by the agreement of the parties involved in the Dispute in writing (the "Negotiation Period"), the matter shall be subject to mediation as provided in Section 20.2. If a Member or the Company intends to be accompanied at a meeting by an attorney, the other involved parties shall be given at least three (3) Business Days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this provision are confidential and shall be treated as compromise and settlement negotiations for purpose of the United States Federal Rules of Evidence and state rules of evidence.

         20.2 MEDIATION. Any Dispute not settled pursuant to Section 20.1 shall be submitted to mediation administered by the American Arbitration Association under its Commercial Mediation Rules (such mediation, "Mediation"), before resorting to arbitration as hereinafter provided. The Mediation shall be completed within forty-five (45) days of its initiation pursuant to the Commercial Mediation Rules, unless all the parties involved in the Dispute otherwise agree. Executives of all parties involved in the Dispute with authority to resolve the Dispute shall participate in the Mediation. The Mediation shall take place in San Jose, California. The parties shall attempt in good faith to reach agreement on the appointment of a mediator. If they cannot so agree, the mediator shall be appointed pursuant to the Commercial Mediation Rules; provided, however, that the mediator appointed shall have a background in the semiconductor industry. The parties involved in the Dispute shall each pay their own expenses of Mediation, including attorney's fees, and shall share equally the mediator's fees and expenses.

         20.3 CLAIMS SUBJECT TO ARBITRATION. Except as otherwise specified below, any Dispute arising out of or relating to this Agreement, or the breach or termination thereof, and not resolved pursuant to Section 20.1 or Section
20.2 shall be resolved by binding arbitration in accordance with the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. (the "FAA"), and the
Commercial Arbitration Rules and, where the amount in controversy exceeds $1,000,000, the Supplementary Procedures for Large Complex Disputes, of the AAA (collectively, the "Rules"). In the event of a conflict between the FAA and the Rules, the Rules shall govern. In the event of a conflict between this Article 20 and the FAA or the Rules, the provisions of this Article 20 shall govern. A court of competent jurisdiction, upon application from any party to the Dispute, may relieve the parties of their duty to arbitrate Disputes in whole or in part, or may stay any arbitration hereunder in whole or in part, if ongoing litigation between one or more of the parties and a third party (or parties) involves issues of fact or law common with those subject to arbitration hereunder and there exists the possibility of inconsistent judgments if such relief is not granted. Each party involved in a Dispute also reserves the right to file with a court of competent jurisdiction an application for temporary or preliminary injunctive relief, a protective order or other appropriate provisional remedy on grounds that (a) the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief; or (b) in the event of a breach or threatened breach of Article 18 hereof or the Confidentiality Agreements.

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
                  20.3.1 VENUE. The venue for such arbitration proceeding will be San Jose, California.

                  20.3.2 SELECTION OF ARBITRATOR AND DETERMINATION OF CONTROVERSIES.

                  20.3.2.1 Any Dispute subject to arbitration shall be submitted to a single neutral arbitrator, who, unless otherwise agreed by all parties involved in the Dispute, shall be a retired judge or other lawyer who is a member of the arbitration panel of the Judicial Arbitration and Mediation Service ("JAMS") or the national panel of arbitrators of the AAA and who has substantial experience in the area of the Dispute. The parties involved in the Dispute shall confer concerning the selection of the AAA or JAMS with the objective of selecting one or the other within thirty (30) days of the conclusion of the Mediation; provided, however, that if all parties to the Dispute do not agree on one or the other within such thirty (30) day period, the Dispute initially will be submitted simultaneously to both the AAA and JAMS for the sole purpose of picking the arbitrator. If the parties to the Dispute select the arbitrator from the JAMS panel, then the term "Rules" as used herein shall mean the then-prevailing JAMS rules. The AAA (or JAMS, as the case may be) simultaneously shall submit to each party involved in the Dispute an identical list of five proposed qualified arbitrators drawn from the applicable panel of commercial arbitrators. If the parties involved in the Dispute are unable to agree upon an arbitrator within thirty (30) days from the date that the AAA (or JAMS, as the case may be) submits such list to the parties involved in the Dispute, then the AAA (or JAMS, as the case may be) shall simultaneously submit to each party involved in the Dispute a second identical list of five additional proposed qualified arbitrators drawn from the applicable panel of commercial arbitrators. If for any reason, the appointment of an arbitrator cannot be made from either list, the AAA (or JAMS, as the case may be) may make the appointment from among other qualified members of the panel without the submission of additional lists to the parties involved in the Dispute. If the Dispute is initially submitted to both the AAA and JAMS for the purpose of picking the arbitrator, then both the AAA and JAMS simultaneously shall submit to each party lists of five proposed qualified arbitrators drawn from the applicable panel (with each party receiving the identical list from AAA and the identical list from JAMS), and if the parties are unable to agree upon an arbitrator within thirty (30) days from the date that both the AAA and JAMS submit the first such lists to each party, then the AAA and JAMS simultaneously shall submit to each party second lists of five additional proposed qualified arbitrators (with each party receiving an identical second list from AAA and an identical second list from JAMS). If the parties for any reason are unable to select an arbitrator from the first and second lists submitted by the AAA and JAMS, then a majority of the parties shall select to arbitrate with either the AAA or JAMS, and the arbitration organization so selected shall make the appointment from among other qualified members of the arbitration panel of that organization without the submission of additional lists to the parties. Where the parties have initially submitted the Dispute to both the AAA and JAMS, then once an arbitrator has been appointed, the arbitration proceeding will be terminated with the arbitration organization that has not been selected and the parties shall equally share the costs and fees of the arbitration organization so terminated. If for any reason the parties to the Dispute have not selected an arbitrator within ninety (90) days of the conclusion of the Mediation, then the arbitration shall be conducted with the AAA. No matter how selected, the

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
arbitrator shall have no prior or existing affiliation or relationship with any party involved in the Dispute or its counsel, and shall sign an oath of impartiality upon appointment.

                  20.3.2.2 The parties involved in the Dispute shall be entitled to obtain pre-hearing discovery through depositions and requests for the inspection and copying of documents and other items upon reasonable notice and to obtain the issuance of a subpoena duces tecum therefor in accordance with applicable law, including without limitation 9 U.S.C. Section 7 and (notwithstanding Section 1297.17 of the California Code of Civil Procedure)
Section 1283.05 of the California Code of Civil Procedure; provided that depositions shall not be taken unless leave to do so is first granted by the arbitrator. As between the parties involved in the Dispute, the arbitrator shall have the power to enforce the rights, remedies, procedures, duties, liabilities and obligations of discovery by the imposition of the same terms, conditions, consequences, sanctions and penalties as may be imposed in like circumstances in a civil action by a U.S. Federal court.

                  20.3.3 ARBITRATION AWARD AND JUDICIAL REVIEW. The arbitrator, in deciding any Dispute, shall base his or her decision on the record and in accordance with this Agreement and applicable law. In no event shall the arbitrator make any ruling, finding or award that does not conform to the terms and conditions of this Agreement, is not supported by the weight of the evidence, or is contrary to statute, administrative regulations or established judicial precedents. The arbitration award shall be a factually detailed, reasoned opinion stating the arbitrator's findings of fact and conclusions of law. Unless the arbitrator for good cause determines otherwise, the final award shall include attorneys' fees, costs and expenses of the prevailing party, including expert and non-expert witness fees and the prevailing party's share of the administrative fee and the arbitrator's fees and expenses, if any. Notwithstanding any other provisions of this Agreement, the arbitrator shall have no jurisdiction to award damages in contravention of Article 21 hereof. The arbitration award shall be subject to judicial review in accordance with 9 U.S.C. Sections 10-12; provided, however, that the arbitration award shall also be vacated to the extent that the arbitrator exceeds his or her authority as set forth in this Section 20.3.3, and, on balance, the party seeking vacation of the award has been materially and adversely affected thereby. Judgment may be entered on the award by the United States District Court in accordance with 9 U.S.C. Section 9.

                  20.3.4 DERIVATIVE ACTION. Pursuant to Section 20.3, a Member may initiate and pursue in the right of the Company any Dispute arising out of or relating to a transaction which is the subject matter of Section 2.10.2 or
Section 3.5.1. The parties to any such Dispute shall first attempt to resolve the Dispute pursuant to Section 20.1 or 20.2.

                                   ARTICLE 21
              LIMITATION ON DAMAGES; CONTRACTUAL LIMITATIONS PERIOD

         21.1 LIMITATION ON DAMAGES.

                  21.1.1 WITH THE EXCEPTION OF ANY LOSS, LIABILITY, DAMAGE OR OBLIGATION ARISING OUT OF OR RELATING TO DISCLOSURE OF CONFIDENTIAL INFORMATION IN VIOLATION OF ARTICLE 18, NO MEMBER SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

(INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS OR LOSS OF USE) SUFFERED BY ANY OTHER MEMBER ARISING FROM OR RELATING TO A MEMBER'S PERFORMANCE, NON-PERFORMANCE, BREACH OF OR DEFAULT UNDER A COVENANT, WARRANTY, REPRESENTATION, TERM OR CONDITION HEREOF. EXCEPT AS SPECIFICALLY PROVIDED IN THE PRECEDING SENTENCE, EACH MEMBER WAIVES AND RELINQUISHES CLAIMS FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NOTWITHSTANDING SUCH WAIVER AND RELINQUISHMENT, WITH RESPECT TO ANY LOSS, LIABILITY, DAMAGE OR OBLIGATION ARISING OUT OF OR RELATING TO DISCLOSURE OF CONFIDENTIAL INFORMATION IN VIOLATION OF ARTICLE 18, A MEMBER SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE (INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR LOSS OF USE) SUFFERED BY ANY OTHER MEMBER ARISING FROM OR RELATING TO A MEMBER'S PERFORMANCE, NON-PERFORMANCE, BREACH OF OR DEFAULT UNDER SAID ARTICLE 18.

                  21.1.2 NO MEMBER SHALL HAVE THE RIGHT TO RECOVER PUNITIVE DAMAGES FROM THE OTHER MEMBER, AND EACH MEMBER HEREBY WAIVES AND RELINQUISHES ANY AND ALL PUNITIVE DAMAGE CLAIMS.

                  21.1.3 THE LIMITATIONS ON LIABILITY AND DAMAGES SET FORTH IN SECTIONS 21.1.1 AND 21.1.2 APPLY TO ALL CAUSES OF ACTION THAT MAY BE ASSERTED HEREUNDER, WHETHER SOUNDING IN BREACH OF CONTRACT, BREACH OF WARRANTY, TORT, PRODUCT LIABILITY, NEGLIGENCE OR OTHERWISE.

         21.2 CONTRACTUAL LIMITATIONS PERIOD. Any arbitration, litigation, judicial reference or other legal proceeding involving the parties shall be commenced within two (2) years after the accrual of the cause of action, except for arbitration, litigation, judicial reference or other legal proceedings in respect to claims for indemnification under the provisions of this Agreement, which indemnification claims shall be commenced within the statutory limitations period provided by applicable law.

                                   ARTICLE 22
                                  FORCE MAJEURE

         22.1 FORCE MAJEURE. Subject to the limitations set forth in Section 22.4, should any Member be prevented from performing such Member's contractual obligations under this Agreement due to the cause or causes of Force Majeure, that Member shall not be liable to any other Member for any delay or failure of performance caused by any Force Majeure events; nor shall that Member be deemed to have committed an Event of Default hereunder. Notwithstanding the foregoing, a Force Majeure event shall not excuse a Member's obligation to pay money. However, a monetary obligation shall be suspended until cessation of such Force Majeure event if,

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT
and only if, the Force Majeure event actually and directly renders physically impossible a Member's payment of money due under this Agreement.

         22.2 NOTIFICATION. The Member prevented or delayed by a Force Majeure event in the performance of any obligation hereunder shall promptly notify the other Members of the occurrence of any Force Majeure event in writing by cable, telex or telecopier.

         22.3 RESPONSE TO FORCE MAJEURE. Should the delay caused by any events of Force Majeure continue for more than ninety (90) days, the Members shall settle all questions of further performance of this Agreement through good faith negotiations as soon as possible with the objective of restructuring the relationship among them such that the effects of such events of Force Majeure are minimized. If the Members do not agree in writing on a mutually acceptable solution within six (6) months of a Member's request for such negotiations, the Board of Directors shall have the authority to deem the Member subject to the Force Majeure event to have committed an Event of Default at which time, the Member shall become a Terminated Member, without necessity for a vote of the Members, and, without limitation, shall be subject to the provisions of Sections
10.3 through 10.7, inclusive.

         22.4 LIMITATIONS ON APPLICABILITY OF FORCE MAJEURE. This Article 22 shall be void and inapplicable to any Member (i) if such Member fails to use reasonable diligence to remedy any Force Majeure event that prevents or delays that Member's performance hereunder by continuously pursuing such actions as that Member reasonably can take under the circumstances; and (ii) in the event of a strike, lockout or other labor disruption, if the Member is found by the National Labor Relations Board or other governmental agency having jurisdiction to have caused such strike, lockout or labor disruption or if such Member refuses to enter into bargaining with respect to such strike, lockout or labor disruption.

                                   ARTICLE 23
                               GENERAL PROVISIONS

         23.1 SEVERABILITY. If any provision of this Agreement is, or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the Members, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

         23.2 NEUTRAL INTERPRETATION; WAIVER. Each party hereto has received independent legal advice from its attorneys with respect to the advisability of executing this Agreement and the meaning of the provisions hereof. Each party hereto waives any real, apparent, possible or inchoate conflict in connection with, arising out of or resulting from the representation of any Member and its Affiliates, and the Company by the same law firm. The provisions of this Agreement shall be construed as to their fair meaning, and not for or against any party hereto based upon any attribution to such party as the source of the language in question.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         23.3 NOTICES. Any notices, demands, requests, waivers or other communications required or permitted to be given to a party hereunder shall be in writing in the English language and shall be delivered or sent to such party at its address set forth on Exhibit A hereto, or such other address as such party may hereafter specify, and shall be deemed given (i) when personally delivered to such party, (ii) when transmitted by facsimile and receipt of such transmission is confirmed by facsimile, (iii) 24 hours after dispatch via an established overnight courier service, or (iv) three (3) days after mailing by prepaid first class, certified mail with return receipt requested.

         23.4 TIME OF THE ESSENCE. Time is of the essence with respect to each provision of this Agreement.

         23.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, without regard to conflicts of laws principles.

         23.6 ENTIRE AGREEMENT. Except as provided in Section 23.23, this Agreement, the Ancillary Agreements, the Executive Incentive Plan and that certain letter from TSMC Taiwan to the Members dated as of the Effective Date (the "Letter of Assurances") constitute and contain the entire agreement of the Members, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings, representations, warranties and agreements between the Members, written or oral, respecting the subject matter hereof or thereof. Other than as contained herein and as provided in Section 23.23, in the Ancillary Agreements or in the Letter of Assurances, no representation, warranty, statement, or condition is binding on the parties hereto or thereto, or has any force or effect whatsoever.

         23.7 WAIVER. No waiver of any provision of this Agreement shall be effective unless and until made in writing and signed by each party hereto. No waiver, forbearance or failure by any party hereto of its right to enforce any provision of this Agreement shall constitute a waiver or estoppel of such party's right to enforce any other provision of this Agreement or a continuing waiver by such party of compliance with any provision.

         23.8 COOPERATION. Each party hereto shall cooperate with each other party hereto and shall take such further action and shall execute and deliver such further documents as may be necessary or desirable in order to carry out the provisions and purposes of this Agreement. Each party, recognizing that there may be drafting errors in and among this Agreement, the Ancillary Agreements and the Letter of Assurances, agrees that it will cooperate with each other party to exercise good faith efforts to correct any such drafting errors.

         23.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         23.10 EXHIBITS AND SCHEDULES. All Exhibits and Schedules to which reference is made in this Agreement are deemed to be incorporated by reference into this Agreement, whether or not actually attached hereto.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         23.11 ATTORNEYS' FEES. In the event of any arbitration, mediation, litigation or other proceeding involving the parties to this Agreement to enforce any provision of this Agreement, to enforce any remedy available upon default under this Agreement, or seeking a declaration of the rights of a party under this Agreement, the prevailing party shall be entitled to recover from the other such attorneys' fees and costs as may be reasonably incurred, including the cost of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation. Notwithstanding the foregoing, (a) in an arbitration proceeding the award of attorneys' fees shall be governed by the provisions of Section 20.3.3, and (b) in a mediation each party shall pay its own attorneys' fees in accordance with Section 20.2.

         23.12 DATE OF PERFORMANCE. If the date on which any performance required hereunder is other than a Business Day, then such performance shall be required as of the next following Business Day.

         23.13 SURVIVAL. Following early termination or the elapse or expiration of this Agreement, the provisions of Article 1, Section 7.2, Article 9, Article 14, Article 15, Article 16, Article 20, Article 21 and Article 23 shall survive and remain in full force and effect in accordance with their terms.

         23.14 SURVIVAL OF RIGHTS. This Agreement shall be binding upon, and, as to permitted or accepted successors, transferees and assigns, inure to the benefit of the Members and the Company and their respective heirs, legatees, legal representatives, successors, transferees and assigns, in all cases whether by the laws of descent and distribution, merger, reverse merger, consolidation, sale of assets, other sale, operation of law or otherwise.

         23.15 THIRD-PARTY BENEFICIARIES. There are no third-party beneficiaries of this Agreement except Indemnitees.

         23.16 PARTITION. Each Member hereby irrevocably waives any and all rights, duties, obligations and benefits with respect to any action for partition of Company Property or to compel any sale or appraisal thereof or of any deceased Member's interest therein. Further, all rights, duties, benefits and obligations including inventory and appraisal of the Company assets or sale of a deceased Member's interest therein, provision for which is made in the law of Delaware, or on account of the operation of any other rule or law of any other jurisdiction to compel any sale or appraisal of Company assets or sale or appraisal of a deceased Member's interest therein, are hereby irrevocably waived and dispensed with. The Interest of a deceased Member shall be subject to the provisions of this Agreement.

         23.17 GOVERNING LANGUAGE OF AGREEMENT. This Agreement is in the English language only, which language shall be controlling in all respects, and all other versions thereof in any other language shall be for accommodation only and shall not be binding upon each party hereto. All communications to be made or given pursuant to this Agreement shall be in the English language.

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         23.18 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each party hereto irrevocably consents to the jurisdiction of the courts located in San Jose, California, agrees, subject to the provisions of Article 20 and Article 21, that any action, suit or proceeding by or among the Members (or any of them) or the Company and any Member may be brought in any such court sitting in San Jose, California and waives any objection which the Member may now or hereafter have concerning jurisdiction and venue, whether based on considerations of personal jurisdiction, forum non conveniens or on any other ground. Each party hereto hereby irrevocably designates, appoints and empowers the Secretary of State of California to receive for and on behalf of such party service of process in the State of California and further irrevocably consents to the service of process outside of the territorial jurisdiction of said courts by mailing copies thereof by registered or certified United States mail, postage prepaid, to such party's last known address as shown in the records of the Company with the same effect as if such party were a resident of the State of California and had been lawfully served in such state. Nothing in this Agreement shall affect the right to service of process in any other manner permitted by law. Any process served on the California Secretary of State in accordance with the preceding sentence shall also be noticed to the served party's last known address established in accordance with Section 23.3, in a manner permitted by such Section 23.3. Each party hereto further agrees that final judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the State of California by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of such judgment.

         23.19 LIQUIDATED DAMAGES. All provisions of this Agreement, including without limitation those relating to the valuation of a Member's Interest or adjustments in Percentage Interests, have been negotiated by the parties hereto at arm's-length, and each party affirms that all such provisions are fair, just and equitable. Without limiting the generality of the foregoing, the provisions of Sections 3.3, 3.5.4, 8.1.4, 8.2.4, 10.3, 10.5 and 22.3 reflect the parties'
best estimates of liquidated compensatory damages and do not constitute a penalty, and no party shall make any claim or allegation to the contrary.

         23.20 AUTHORIZED REPRESENTATIVES. Until changed by a party hereto by written notice to each of the other parties, the following individuals, and only such individuals, are authorized to act on behalf of the party so designating them as its authorized representative with full power and authority to speak for and bind such Member in connection with all matters arising under this Agreement or relating to the business of the Company:

                                            TSMC       Donald W. Brooks

                                            ALTERA          Rodney Smith

                                            ADI             Rob Marshall

                                            ISSI            Jimmy Lee

                                            COMPANY         Kenneth Smith

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

         The Third Party Investors pursuant to a Power of Attorney and Proxy contained in Subscription Agreements dated as of June 5, 1996 have designated Donald W. Brooks as their attorney-in-fact and authorized representative, who shall be their only representative authorized to act on their behalf, with full power and authority to vote, speak for and bind such Third Party Investors in connection with all matters arising under this Agreement or relating to the business of the Company.

         23.21 REMEDIES CUMULATIVE, CONCURRENT AND NON-EXCLUSIVE. The parties hereto shall have all rights, remedies and recourse granted in this Agreement, in any other agreements entered into between the parties hereto and available at law or in equity,and except as otherwise provided in this Agreement or the Ancillary Agreements the same (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently; (iii) may be exercised as often as occasion therefore shall arise, it being agreed that the exercise or failure to exercise any right, remedy or recourse shall in no event be construed as a waiver or release thereof; and (iv) are intended to be, and shall be, non-exclusive.

         23.22 WAIVER OF CONFLICT OF INTEREST. EACH OF THE MEMBERS HAS BEEN REPRESENTED BY SEPARATE COUNSEL IN CONNECTION WITH THIS AGREEMENT AND THE ANCILLARY AGREEMENTS. SUCH COUNSEL HAS NOT REPRESENTED THE COMPANY PRIOR TO THE EFFECTIVE DATE. THE ATTORNEYS, ACCOUNTANTS AND OTHER EXPERTS WHO HAVE PERFORMED SERVICES FOR THE MEMBERS IN THE PAST MAY PERFORM SERVICES FOR THE COMPANY AND MAY CONTINUE TO ALSO PERFORM SERVICES FOR THE SEPARATE MEMBERS IN THE FUTURE. TO THE EXTENT THAT SUCH DUAL REPRESENTATION CONSTITUTES A CONFLICT OF INTEREST, THE COMPANY AND THE MEMBERS HEREBY EXPRESSLY WAIVE ANY SUCH CONFLICT OF INTEREST WITH RESPECT TO ANY SUCH DUAL REPRESENTATION RELATIVE TO THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND THE ANCILLARY AGREEMENTS.

         23.23 AMENDMENT AND RESTATEMENT. This Agreement amends, restates and supercedes the Original Agreement, and makes certain non-material changes for the convenience of the Members; nothing contained in this Agreement is intended to change or alter the rights and obligations of each Member set forth in the Original Agreement. The operative effect of this Agreement and the rights and obligations of each Member hereunder relate back to the Effective Date.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                                            AMENDED AND RESTATED
                                             LIMITED LIABILITY COMPANY AGREEMENT

                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    TSMC DEVELOPMENT, INC.

                                    By:    /s/ Donald W. Brooks

                                    Name:      Donald W. Brooks
                                    Its:       President

                                    ANALOG DEVICES, INC.

                                    By:    /s/ Joseph E. McDonough
                                    Name:      Joseph E. McDonough
                                    Its:       Vice President Finance & CFO


                                    ALTERA CORPORATION

                                    By:   /s/ Rodney Smith
                                    Name:     Rodney Smith
                                    Its:      President, Chief Executive Officer
                                              and Chairman


                                    INTEGRATED SILICON SOLUTIONS, INC.

                                    By:   /s/ Jimmy S.M. Lee
                                    Name:     Jimmy S.M. Lee
                                    Its:      Chairman, President and
                                              Chief Executive Officer

                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT]

                         THIRD PARTY INVESTORS:

                         Chung Mou Chang (a.k.a. Morris Chang)
                         Donald W. Brooks
                         Swanlake Traders Ltd.
                         Taiwan United Venture Capital Corp.
                         Sunpower Enterprises Limited
                         I-Mon Wu (a.k.a. Johnny Wu)
                         I-Kuang Wu
                         Seaquest Ventures Inc.
                         Yi-Ming Wu (a.k.a. Bill Wu)
                         Yih-Chueh Wu (a.k.a. Eric Y.C. Wu)
                         Fesdon Investments Ltd.
                         Kenneth Smith

                         By:  /s/ Donald W. Brooks

                              Donald W. Brooks, individually and as attorney-in-fact for the above named Third Party Investors

                                                                       EXHIBIT A
                              CAPITAL CONTRIBUTIONS

                                   CASH AND PROPERTY AS FIRST PART    CASH AS SECOND PART     CASH AS THIRD PART
                                   -------------------------------    -------------------     ------------------
NAME/ADDRESS/FAX NUMBER                 CAPITAL CONTRIBUTION          CAPITAL CONTRIBUTION   CAPITAL CONTRIBUTION
- -----------------------                 --------------------          --------------------   --------------------
TSMC Development, Inc.            (1) Property consisting of:           U.S. $98,820,960       U.S. $131,761,280
    1740 Technology Drive         Assignment of Manufacturing
    Suite 660                     Agreement, Technology License and
    San Jose, CA  95110           Assistance Agreement and
    Phone: (408) 437-8762         Advanced Process Agreement, real
    Fax:    (408) 441-7713        estate options, equipment orders
                                  and other property with agreed
                                  value of U.S. $112,000,000; and
                                  (2) U.S. $103,820,960*

Analog Devices, Inc.                     U.S. $42,120,000               U.S. $42,120,000        U.S. $56,160,000
    1 Technology Way
    P. O. Box 9106
    Norwood, MA  02062
    Phone:  (617) 329-4700
    Fax:     (617) 461-2491

Altera Corporation                       U.S. $42,120,000**             U.S. $42,120,000        U.S. $56,160,000
    2610 Orchard Parkway
    San Jose, CA  95134
    Phone:  (408) 894-8072
    Fax:     (408) 894-8000

Integrated Silicon Solutions,              U.S. $9,360,000               U.S. $9,360,000        U.S. $12,480,000
Inc.
    680 Alamanor Ave.
    Sunnyvale, CA 94806
    Phone:  (408) 733-4774
    Fax: (408) 749-1979

    THIRD PARTY                            U.S. $6,479,040               U.S. $6,479,040        U.S. $8,638,720
                                         -----------------             -----------------      -----------------
    INVESTORS:

TOTAL CAPITAL
CONTRIBUTION:                            U.S. $315,900,000             U.S. $198,900,000      U.S. $265,200,000
                                         =================             =================      =================


                                                                  AGREED PERCENTAGE
                                                                  -----------------
                                     AGREED TOTAL VALUE OF     INTEREST FOLLOWING EACH
                                     ---------------------     -----------------------
NAME/ADDRESS/FAX NUMBER               CAPITAL CONTRIBUTION      CAPITAL CONTRIBUTION
- -----------------------               --------------------      --------------------
TSMC Development, Inc.                 U.S. $446,403,200              57.2312%
    1740 Technology Drive
    Suite 660
    San Jose, CA  95110
    Phone: (408) 437-8762
    Fax:    (408) 441-7713

Analog Devices, Inc.                   U.S. $140,400,000                   18%
    1 Technology Way
    P. O. Box 9106
    Norwood, MA  02062
    Phone:  (617) 329-4700
    Fax:     (617) 461-2491

Altera Corporation                     U.S. $140,400,000                   18%
    2610 Orchard Parkway
    San Jose, CA  95134
    Phone:  (408) 894-8072
    Fax:     (408) 894-8000

Integrated Silicon Solutions,           U.S. $31,200,000                    4%
Inc.
    680 Alamanor Ave.
    Sunnyvale, CA 94806
    Phone:  (408) 733-4774
    Fax: (408) 749-1979

    THIRD PARTY                         U.S. $21,596,800               2.7688%
                                       -----------------               ------
    INVESTORS:

TOTAL CAPITAL

CONTRIBUTION:                          U.S. $780,000,000                  100%
                                       =================               ======

* An additional U.S. $2,400,000 shall be contributed by TSMC on behalf of Altera pursuant to the provisions of that certain Revision of Option Agreement #1, dated as of even date herewith.

**U.S.$2,400,000 of this amount shall be contributed by TSMC on behalf of Altera pursuant to the provisions of that certain Revision of Option Agreement #1, dated as of even date herewith.

                                             LIMITED LIABILITY COMPANY AGREEMENT

                        THIRD PARTY CAPITAL CONTRIBUTIONS

                                CASH AND PROPERTY AS FIRST PART      CASH AS SECOND PART        CASH AS THIRD PART
                                -------------------------------      -------------------        ------------------
     NAME/ADDRESS/FAX NUMBER         CAPITAL CONTRIBUTION            CAPITAL CONTRIBUTION      CAPITAL CONTRIBUTION
     -----------------------         --------------------            --------------------      --------------------
Chung Mou Chang                           U.S. $299,360                  U.S. $299,360             U.S. $399,147
(a.k.a Morris Chang)
    121, Park Avenue 3
    Science-Based Industrial
    Park
    Hsin-chu, Taiwan, R.O.C.
    Phone:  (886) 3-578-0221
    Fax: (886) 3-578-1546

Donald W. Brooks                          U.S. $149,680                  U.S. $149,680             U.S. $199,573
    121, Park Avenue 3
    Science-Based Industrial
    Park
    Hsin-chu, Taiwan, R.O.C.
    Phone:  (886) 3-578-3011
    Fax: (886) 3-578-1545

Swanlake Traders Ltd.                   U.S. $2,160,000                U.S. $2,160,000           U.S. $2,880,000
    9th Floor, 212 Chung
    Hsaio East Road, Sec. 4,
    Taipei, Taiwan, R.O.C.
    Attn.:  Ms. Mary Yeh
    Phone:  (886) 2-7216511
    Fax:  (886) 2-7516639

Taiwan United Venture                     U.S. $840,000                  U.S. $840,000           U.S. $1,120,000
Capital Corp.
    9th Floor, 212 Chung
    Hsiao East Road, Sec. 4,
    Taipei, Taiwan, R.O.C.
    Phone:  (886) 2-7216511
    Fax:  (886) 2-7734203

Sunpower Enterprises                      U.S. $600,000                  U.S. $600,000             U.S. $800,000
Limited
    10th Floor, 212 Chung
    Hsiao East Road, Sec. 4,
    Taipei, Taiwan, R.O.C.
    Attn.:  Mr. K.S. Yu
    Phone:  (886) 2-7216511
    Fax:  (886) 2-7516639

                                                                     AGREED PERCENTAGE
                                                                     -----------------
                                       AGREED TOTAL VALUE OF      INTEREST FOLLOWING EACH
                                       ---------------------      -----------------------
     NAME/ADDRESS/FAX NUMBER            CAPITAL CONTRIBUTION       CAPITAL CONTRIBUTION
     -----------------------            --------------------       --------------------
Chung Mou Chang                             U.S. $997,867                  .1279%
(a.k.a Morris Chang)
    121, Park Avenue 3
    Science-Based Industrial
    Park
    Hsin-chu, Taiwan, R.O.C.
    Phone:  (886) 3-578-0221
    Fax: (886) 3-578-1546

Donald W. Brooks                            U.S. $498,933                  .0640%
    121, Park Avenue 3
    Science-Based Industrial
    Park
    Hsin-chu, Taiwan, R.O.C.
    Phone:  (886) 3-578-3011
    Fax: (886) 3-578-1545

Swanlake Traders Ltd.                     U.S. $7,200,000                  .9231%
    9th Floor, 212 Chung
    Hsaio East Road, Sec. 4,
    Taipei, Taiwan, R.O.C.
    Attn.:  Ms. Mary Yeh
    Phone:  (886) 2-7216511
    Fax:  (886) 2-7516639

Taiwan United Venture                     U.S. $2,800,000                  .3590%
Capital Corp.
    9th Floor, 212 Chung
    Hsiao East Road, Sec. 4,
    Taipei, Taiwan, R.O.C.
    Phone:  (886) 2-7216511
    Fax:  (886) 2-7734203

Sunpower Enterprises                      U.S. $2,000,000                  .2564%
Limited
    10th Floor, 212 Chung
    Hsiao East Road, Sec. 4,
    Taipei, Taiwan, R.O.C.
    Attn.:  Mr. K.S. Yu
    Phone:  (886) 2-7216511
    Fax:  (886) 2-7516639

                                             LIMITED LIABILITY COMPANY AGREEMENT

                       THIRD PARTY CAPITAL CONTRIBUTIONS

                                CASH AND PROPERTY AS FIRST PART      CASH AS SECOND PART        CASH AS THIRD PART
                                -------------------------------      -------------------        ------------------
     NAME/ADDRESS/FAX NUMBER         CAPITAL CONTRIBUTION            CAPITAL CONTRIBUTION      CAPITAL CONTRIBUTION
     -----------------------         --------------------            --------------------      --------------------
I-Mon Wu                                U.S. $360,000                    U.S. $360,000            U.S. $480,000
(a.k.a. Johnny Wu)
    4th Floor, 25 Jen Ai
    Road, Sec. 4, Taipei,
    Taiwan, R.O.C.
    Phone:  (886) 2-7406518
    Fax:  (886) 2-7417002

I-Kuang Wu                              U.S. $360,000                    U.S. $360,000            U.S. $480,000
(a.k.a. Edward Wu)
    4th Floor, 25 Jen Ai
    Road, Sec. 4, Taipei,
    Taiwan, R.O.C.
    Phone:  (886) 2-7406518
    Fax:  (886) 2-7417002

Seaquest Ventures Inc.                  U.S. $510,000                    U.S. $510,000            U.S. $680,000
    11th Floor, 212 Chung
    Hsiao East Road, Sec. 4,
    Taipei, Taiwan, R.O.C.
    Attn.:  Mr. Quintin Wu
    Phone:  (886) 2-7216511
    Fax:  (886) 2-7213325

Yi-Ming Wu (a.k.a. Bill Wu)             U.S. $510,000                    U.S. $510,000            U.S. $680,000
    4th Floor, 25 Jen Ai
    Road, Sec. 4, Taipei,
    Taiwan, R.O.C.
    Phone:  (886) 2-7406518
    Fax:  (886) 2-7417002

Yih-Chueh Wu                            U.S. $360,000                    U.S. $360,000            U.S. $480,000
(a.k.a. Eric Y.C. Wu)
    4th Floor, 25 Jen Ai
    Road, Sec. 4, Taipei,
    Taiwan, R.O.C.
    Phone:  (886) 2-7406518
    Fax:  (886) 2-7417002




                                                                     AGREED PERCENTAGE
                                                                     -----------------
                                       AGREED TOTAL VALUE OF      INTEREST FOLLOWING EACH
                                       ---------------------      -----------------------
     NAME/ADDRESS/FAX NUMBER            CAPITAL CONTRIBUTION       CAPITAL CONTRIBUTION
     -----------------------            --------------------       --------------------
I-Mon Wu                                   U.S. $1,200,000                    .1538%
(a.k.a. Johnny Wu)
    4th Floor, 25 Jen Ai
    Road, Sec. 4, Taipei,
    Taiwan, R.O.C.
    Phone:  (886) 2-7406518
    Fax:  (886) 2-7417002

I-Kuang Wu                                 U.S. $1,200,000                    .1538%
(a.k.a. Edward Wu)
    4th Floor, 25 Jen Ai
    Road, Sec. 4, Taipei,
    Taiwan, R.O.C.
    Phone:  (886) 2-7406518
    Fax:  (886) 2-7417002

Seaquest Ventures Inc.                     U.S. $1,700,000                    .2179%
    11th Floor, 212 Chung
    Hsiao East Road, Sec. 4,
    Taipei, Taiwan, R.O.C.
    Attn.:  Mr. Quintin Wu
    Phone:  (886) 2-7216511
    Fax:  (886) 2-7213325

Yi-Ming Wu (a.k.a. Bill Wu)                U.S. $1,700,000                    .2179%
    4th Floor, 25 Jen Ai
    Road, Sec. 4, Taipei,
    Taiwan, R.O.C.
    Phone:  (886) 2-7406518
    Fax:  (886) 2-7417002

Yih-Chueh Wu                               U.S. $1,200,000                    .1538%
(a.k.a. Eric Y.C. Wu)
    4th Floor, 25 Jen Ai
    Road, Sec. 4, Taipei,
    Taiwan, R.O.C.
    Phone:  (886) 2-7406518
    Fax:  (886) 2-7417002

                                             LIMITED LIABILITY COMPANY AGREEMENT

                       THIRD PARTY CAPITAL CONTRIBUTIONS

                                CASH AND PROPERTY AS FIRST PART      CASH AS SECOND PART        CASH AS THIRD PART
                                -------------------------------      -------------------        ------------------
     NAME/ADDRESS/FAX NUMBER         CAPITAL CONTRIBUTION            CAPITAL CONTRIBUTION      CAPITAL CONTRIBUTION
     -----------------------         --------------------            --------------------      --------------------
Fesdon Investments Ltd.                 U.S. $300,000                      U.S. $300,000           U.S. $400,000
    33rd Floor, Asia Pacific
    Finance Tower, Citibank
    Plaza, 3 Garden Road,
    Central, Hong Kong
    Phone:  (852) 284-79288
    Fax:  (852) 281-04001

Kenneth Smith                            U.S. $30,000                      U.S. $30,000             U.S. $40,000
    2600 N.W. Lake Road
    Camas, WA  98607-9526
    Phone: (360) 817-5598
    Fax:   (360) 817-6007

    THIRD PARTY                       U.S. $6,479,040                   U.S. $6,479,040          U.S. $8,638,720
    INVESTORS:                        ---------------                   ---------------          ---------------


                                                                     AGREED PERCENTAGE
                                                                     -----------------
                                       AGREED TOTAL VALUE OF      INTEREST FOLLOWING EACH
                                       ---------------------      -----------------------
     NAME/ADDRESS/FAX NUMBER            CAPITAL CONTRIBUTION       CAPITAL CONTRIBUTION
     -----------------------            --------------------       --------------------
Fesdon Investments Ltd.                    U.S. $1,000,000                  .1282%
    33rd Floor, Asia Pacific
    Finance Tower, Citibank
    Plaza, 3 Garden Road,
    Central, Hong Kong
    Phone:  (852) 284-79288
    Fax:  (852) 281-04001

Kenneth Smith                                U.S. $100,000                  .0128%
    2600 N.W. Lake Road
    Camas, WA  98607-9526
    Phone: (360) 817-5598
    Fax:   (360) 817-6007

    THIRD PARTY                           U.S. $21,596,800                 2.7688%
    INVESTORS:                            ----------------                 -------

                                             LIMITED LIABILITY COMPANY AGREEMENT

                                                                       EXHIBIT B
                            CERTIFICATE OF FORMATION

                                       OF

                                 WaferTech, LLC

        The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware Limited Liability Company Act"), hereby certifies that:

        FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is WaferTech, LLC.

        SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are the Corporation Service Company, 1013 Centre Road, in the City of Wilmington, County of New Castle, Delaware 19805.

        THIRD: The latest date on which the limited liability company is to dissolve is ________, 2026.


Executed on ____________, 1996.


                                                        ________________________
                                                            Authorized Person



                                             LIMITED LIABILITY COMPANY AGREEMENT

                                  EXHIBIT C(1)

                                 FORM OF VISITOR
                            CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement (the "Agreement") is made and entered into as of this day of , 1996, by and between WaferTech, LLC, a Delaware limited liability company ("Company") and [__________________________________], [a
______________________ corporation] [a natural person] (the "Receiving Party").

         WHEREAS, Company has disclosed or plans to disclose to the Receiving Party certain confidential and proprietary information regarding its business and products, and specifically information pertaining to Company's provision of foundry services for the manufacture of integrated circuit ("IC") wafers at a foundry fabrication facility ("FAB") located in the United States (the "Business") for the purpose of Receiving Party ________________________________________________ (the "Purpose"), and Company
regards this information as confidential and requires that it remain secret;

         WHEREAS, Company shall disclose Confidential Information (as hereinafter defined) to Receiving Party and its agents or Representatives. As used herein, the term "Representatives" shall mean a party's attorneys, financial advisors, directors, officers, employees, agents or advisors.

         WHEREAS, the Company has requested that Receiving Party execute this Confidentiality Agreement as a condition precedent to the disclosure of Confidential Information to Receiving Party.

         In consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       DEFINITION OF CONFIDENTIAL INFORMATION

                  As used herein, "Confidential Information" shall mean all data, concepts, ideas, methods, processes, techniques, formulae, know-how, trade secrets and improvements relating to research, development or manufacturing activities of each of the Company and other confidential and proprietary information concerning the Company's existing or proposed business and marketing plans, operations, client and contact lists, marketing expertise and strategies, business development proposals and other information compiled and developed by the Company for use in FAB operations, including providing foundry services for the manufacture of IC wafers, as well as confidential and proprietary information concerning the Company's other businesses. Confidential Information shall include not only written information, but also information transferred orally, visually, electronically or by any other means, provided that the Company expressly indicates to the Receiving Party that such disclosures constitute "Confidential Information" for purposes of this Agreement, and all notes, analyses, compilations, presentations or other documents (including materials prepared by Receiving Party), which contain or otherwise reflect such information. Confidential Information shall include, if applicable, any confidential or proprietary information of any subsidiary or other affiliate of the Company.


                                                                 FORM OF VISITOR
                                                       CONFIDENTIALITY AGREEMENT

         2.       NON-CONFIDENTIAL INFORMATION

                  The term "Confidential Information" does not include information which (i) becomes generally available to the public other than as the result of a disclosure by the Receiving Party or its Representatives; (ii) was available to the Receiving Party on a nonconfidential basis (including, but not limited to information developed by the Receiving Party) prior to its disclosure to the Receiving Party by the Company, its Representatives or its agents; (iii) becomes available to the Receiving Party on a nonconfidential basis from a source other than the Company, its Representatives or its agents, provided that such source is not bound by a confidentiality agreement with the Company, its Representatives or its agents, or otherwise prohibited from transmitting the information to the Receiving Party or its Representatives by a contractual, legal or fiduciary obligation; or (iv) is required to be disclosed by the Receiving Party pursuant to law, governmental regulation or judicial order, provided that written notice is given to the Company prior to the required disclosure.

         3.       ACCESS TO CONFIDENTIAL INFORMATION

                  Company will furnish to Receiving Party and Receiving Party's Representatives, but only to the extent such Representatives require such information for the Purpose, such Confidential Information as each Receiving Party shall reasonably request.

         4.       USE OF CONFIDENTIAL INFORMATION

                  Receiving Party and its Representatives shall use the Confidential Information solely for the Purpose and for no other purpose. In no event will a Receiving Party use Confidential Information in the Receiving Party's own business, or in the business of any other entity, or in any other manner whatsoever except as may be expressly permitted in this Agreement. Company shall have the right to review all documents prepared by the Receiving Party relating to Confidential Information prior to any dissemination of such communication to third parties. The Receiving Party will delete any information from the documents that Company requires to be deleted.

         5.       DISCLOSURE OF CONFIDENTIAL INFORMATION

                  Without the prior consent of Company, the Receiving Party and its Representatives will not disclose to any person (i) the fact that the Confidential Information has been made available to Receiving Party or that Receiving Party has inspected any portion of the Confidential Information, or
(ii) any of the terms, conditions or other facts with respect to the Business, except to the extent the foregoing is required to be disclosed by the Receiving Party pursuant to law, governmental regulation or judicial order, provided that written notice is given to the Company prior to the required disclosure. Notwithstanding the foregoing, a Receiving Party may disclose Confidential Information without prior consent of the Company to its officers, directors, employees, attorneys and accountants who have a need to know such information in order to perform their duties. Each person to whom the Confidential Information is disclosed must be advised of its confidential nature and of the terms of this Agreement and must have


                                                                 FORM OF VISITOR
                                                       CONFIDENTIALITY AGREEMENT
entered into a written agreement with the Receiving Party (a copy of which must be delivered to the Company) that obligates such person to abide by such terms. The fact that such information has been delivered to Receiving Party, and any discussions regarding the Business or the Company are deemed Confidential Information for the purposes of this Agreement, except to the extent the foregoing is required to be disclosed by the Receiving Party pursuant to law, governmental regulation or judicial order, provided that written notice is given to the Company prior to the required disclosure.

         6.       DESTRUCTION OR RETURN OF CONFIDENTIAL INFORMATION

                  Upon request from the Company to the Receiving Party (i) the Receiving Party and its Representatives will either destroy or return to the Company all Confidential Information which is in tangible form, including any copies of which the Receiving Party or its Representatives may have made, destroy all abstracts, summaries thereof or references thereto in the documents of the Receiving Party or its Representatives, and certify to Company in writing that this has been done, and (ii) neither the Receiving Party nor its Representatives will use any of the Confidential Information with respect to, or in furtherance of, the Receiving Party's business, any of their respective businesses or in the business of anyone else, whether or not in competition with the Company, or for any other purpose whatsoever.

         7.       INDEMNIFICATION

                  Receiving Party shall take all such precautions as may be reasonably necessary to prevent the unauthorized disclosure to any person of any Confidential Information. Receiving Party shall cause Receiving Party's Representatives to take similar precautions. Receiving Party hereby agrees to indemnify, defend and hold harmless Company from any damages, loss, cost or liability (including legal fees and costs of enforcing this indemnity) arising out of or resulting from any unauthorized use or disclosure by Receiving Party or Receiving Party's Representatives of the Confidential Information.

         8.       REMEDIES

                  Receiving Party also acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by a Receiving Party or a Receiving Party's Representatives, and that such breach would cause Company irreparable harm. In addition to all other remedies, the Company will be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and the breaching party agrees to waive any requirement of receiving or posting any bond in connection with such remedy. Receiving Party agrees and consents to the entry of a preliminary injunction or protective order by any court of competent jurisdiction upon a showing by the Company that its Confidential Information is being used or disclosed contrary to the provisions of this Agreement. The arbitration provisions of Section 12 shall not apply to any temporary restraining order, preliminary injunctive relief or other provisional remedy sought to prohibit a breach or threatened breach of the provisions of this Agreement.


                                                                 FORM OF VISITOR
                                                       CONFIDENTIALITY AGREEMENT

         9.       NO LICENSE

                  This Agreement does not imply any license to the Receiving Party of Company's Confidential Information or any of its patents, copyrights, trademarks, or applications therefor. All proprietary rights, including but not limited to patent rights and trade secrets, in and to the Confidential Information shall remain Company's property.

         10.      WAIVERS

                  It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any or further exercise or the exercise of any right, power or privilege hereunder.

         11.      SEVERABILITY

                  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         12.      CONSENT TO JURISDICTION; GOVERNING LAW

                  All differences or controversies arising from this Agreement shall be settled by the American Arbitration Association in San Jose, California, pursuant to such Association's rules for commercial arbitration. The language of arbitration shall be English. This Agreement shall be governed by and construed in accordance with the laws of Delaware. Any litigation relating to or arising under this Agreement shall be brought in federal or state court located in San Jose, California. The parties hereby consent to the jurisdiction and venue of such courts.

         13.      DURATION

                  This Agreement shall become effective upon execution and delivery hereof and shall continue in full force and effect for so long as Company shall exist; provided, however, that the obligations of the Receiving Party under paragraphs 4, 5, 6, 7 and 12 shall survive indefinitely.

         14.      ENTIRE AGREEMENT; SURVIVAL; SUCCESSORS AND ASSIGNS

                  This Agreement contains the entire understanding of the parties hereto concerning the subject matter hereof and supersedes any prior agreement or understanding of the parties. This Agreement shall survive the execution of any other definitive document between the parties hereto and may not be modified except in writing, duly signed by the party against whom enforcement is sought. This Agreement shall inure to the benefit of and is binding upon each of the parties hereto and their respective successors, assigns and personal representatives.

         15.      THIRD PARTIES


                                                                 FORM OF VISITOR
                                                       CONFIDENTIALITY AGREEMENT

                  Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by any reason of this Agreement.

         16.      FURTHER ASSURANCES

                  Each party agrees to execute and deliver such additional documents and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement.

         17.      COUNTERPARTS

                  This Agreement is expected to be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The facsimile signature of a party to this Agreement is and shall be deemed to be an original execution and is binding.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                                                 FORM OF VISITOR
                                                       CONFIDENTIALITY AGREEMENT

              [SIGNATURE PAGE TO VISITOR CONFIDENTIALITY AGREEMENT]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

WAFERTECH, LLC                               ------------------------



By:                                          By:
   ---------------------------------            --------------------------------
     Name:                                        Name:
          --------------------------                   -------------------------
     Title:                                       Title:
           -------------------------                    ------------------------


Address for Notices:                         Address for Notices:
- --------------------                         --------------------

2600 N.W. Lake Road
- ------------------------------------         -----------------------------------
Camas, Washington  98607
- ------------------------------------         -----------------------------------
Telephone:  (360) 817-5599                   Telephone:
- ------------------------------------                   -------------------------
Facsimile:  (360) 817-6007                   Facsimile:
- ------------------------------------                   -------------------------

                                  EXHIBIT C(2)

                        EMPLOYEE INVENTION ASSIGNMENT AND
                            CONFIDENTIALITY AGREEMENT

         In consideration of, and as a condition to, my employment with WaferTech, LLC, a Delaware limited liability company (the "Company"), from __________, 1996 (the "Effective Date"), I hereby represent to, and agree with, the Company as follows:

         1. PURPOSE OF AGREEMENT. I understand that the Company is engaged in a continuous program of research, development, production and marketing in connection with its business and that it is critical for the Company to preserve and protect its Proprietary Information (as defined below), and its rights in Inventions (as defined below) and in all related intellectual property rights. Accordingly, I am entering into this Agreement as a condition of my employment with the Company, whether or not I am expected to create inventions of value for the Company.

         2. DISCLOSURE OF INVENTIONS. I will promptly disclose in confidence and in writing to the Company all inventions, improvements, designs, original works of authorship, derivative works, formulas, processes, techniques, know-how, ideas, concepts, compositions of matter, computer software programs, databases, mask works and trade secrets ("Inventions") that I make, conceive, first reduce to practice or create, either alone or jointly with others, during the period of my employment with the Company (the "Employment Period"), whether or not in the course of such employment, and whether or not such Inventions are patentable, copyrightable or protectible as trade secrets or mask works. Listed on Schedule A hereto are Inventions I have made, conceived, first reduced to practice or created, either alone or jointly with others, before the Effective Date, which I consider to remain unaffected by the terms and provisions of this Agreement.

         3. WORKS MADE FOR HIRE; ASSIGNMENT OF INVENTIONS. I acknowledge and agree that any copyrightable works prepared by me, either alone or jointly with others, within the scope of my employment during the Employment Period are "works made for hire" under the United States Copyright Act (17 U.S.C.
Sections 101-810) and that the Company will be considered the author and owner of such copyrightable works. In the event that any such copyrightable works are not deemed to be "works made for hire," I hereby irrevocably assign all of my right, title and interest in and to such copyrightable works to the Company. I agree that all Inventions that (a) are developed using equipment, supplies, facilities or trade secrets of the Company, (b) result from work performed by me for the Company during the Employment Period, or (c) relate to the Company's business or current or anticipated research and development, will be the sole and exclusive property of the Company and are hereby irrevocably assigned by me to the Company.

         4. ASSIGNMENT OF OTHER RIGHTS. In addition to the foregoing assignment of Inventions to the Company, I hereby irrevocably transfer and assign to the Company all worldwide patents, patent applications, copyrights, mask works, trade secrets and other intellectual property rights that I may have in any Invention. I also hereby forever waive and agree never to assert any and all Moral Rights (as defined below) I may have in or with respect to any Invention, even after termination of my work on behalf of the Company. "Moral Rights" mean


                                                   EMPLOYEE INVENTION ASSIGNMENT
                                                   AND CONFIDENTIALITY AGREEMENT
any rights to claim authorship of a work, to object to or prevent any distortion or other modification of a work, or to withdraw from circulation or control the publication or distribution of a work, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral right."

         5. LABOR CODE 2870 NOTICE. I have been notified and understand that the provisions of Sections 3 and 4 of this Agreement do not apply to any Invention that qualifies fully under the provisions of Section 2870 of the California Labor Code, which states as follows:

ANY PROVISION IN AN EMPLOYMENT AGREEMENT WHICH PROVIDES THAT AN EMPLOYEE SHALL ASSIGN, OR OFFER TO ASSIGN, ANY OF HIS OR HER RIGHTS IN AN INVENTION TO HIS OR HER EMPLOYER SHALL NOT APPLY TO AN INVENTION THAT THE EMPLOYEE DEVELOPED ENTIRELY ON HIS OR HER OWN TIME WITHOUT USING THE EMPLOYER'S EQUIPMENT, SUPPLIES, FACILITIES, OR TRADE SECRET INFORMATION EXCEPT FOR THOSE INVENTIONS THAT EITHER: (1) RELATE AT THE TIME OF CONCEPTION OR REDUCTION TO PRACTICE OF THE INVENTION TO THE EMPLOYER'S BUSINESS, OR ACTUALLY OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT OF THE EMPLOYER, OR (2) RESULT FROM ANY WORK PERFORMED BY THE EMPLOYEE FOR THE EMPLOYER. TO THE EXTENT A PROVISION IN AN EMPLOYMENT AGREEMENT PURPORTS TO REQUIRE AN EMPLOYEE TO ASSIGN AN INVENTION OTHERWISE EXCLUDED FROM BEING REQUIRED TO BE ASSIGNED UNDER CALIFORNIA LABOR CODE SECTION 2870(a), THE PROVISION IS AGAINST THE PUBLIC POLICY OF THIS STATE AND IS UNENFORCEABLE.

         6. ASSISTANCE. I agree to assist the Company in every proper way to obtain for the Company and enforce patents, copyrights, mask work rights, trade secret rights and all other legal protections for the Company's Inventions in any and all countries. I will execute any documents that the Company may reasonably request for use in obtaining or enforcing such patents, copyrights, mask work rights, trade secrets and all other legal protections. My obligations under this Section 6 will be in consideration of my employment with the Company during the Employment Period and will continue beyond the termination of the Employment Period, provided that the Company will compensate me at a reasonable rate for time or expenses actually spent by me at the Company's request after such termination on such assistance, which reasonable rate will be determined in light of my hourly rate or salary in effect prior to the termination of the Employment Period. I appoint the Secretary of the Company as my attorney-in-fact to execute documents on my behalf for this purpose.

         7. PROPRIETARY INFORMATION. I understand and agree that my employment by the Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that may be disclosed to me by the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("Proprietary Information"). Such Proprietary Information includes


                                                   EMPLOYEE INVENTION ASSIGNMENT
                                                   AND CONFIDENTIALITY AGREEMENT
but is not limited to Inventions, marketing plans, product plans, business strategies, financial information, forecasts, personnel information and customer lists.

         8. CONFIDENTIALITY. At all times, both during the Employment Period and after its termination, I will keep and hold all such Proprietary Information in strict confidence and trust, and I will not use or disclose any of such Proprietary Information without the prior written consent of the Company, except as may be necessary (a) to perform my duties as an employee of the Company for the benefit of the Company, or (b) to comply with a court order to disclose such Proprietary Information. Upon termination of my employment with the Company, I will promptly deliver to the Company all documents and materials of any nature pertaining to my work with the Company and I will not take with me any documents or materials or copies thereof containing any Proprietary Information.

         9. NO BREACH OF PRIOR AGREEMENT. I represent that my performance of all the terms of this Agreement and my duties as an employee of the Company will not breach any invention assignment, proprietary information or similar agreement with any former employer or other party. I represent that I will not bring with me to the Company or use in the performance of my duties for the Company any documents or materials of a former employer that are not generally available to the public or have not been legally transferred to the Company.

         10. DUTY NOT TO COMPETE. I understand that my employment with the Company requires my undivided attention and effort. As a result, during the Employment Period, I will not, without the Company's express written consent, engage in any employment or business other than for the Company, or invest in or assist in any manner any business which directly or indirectly competes with the business or future business plans of the Company.

         11. NOTIFICATION. I hereby authorize the Company to notify my future employers of the terms of this Agreement and my responsibilities hereunder.

         12. NON-SOLICITATION. During the Employment Period, I will not directly or indirectly solicit or take away supplies, customers, employees or consultants of the Company for my own benefit or for the benefit of any other party. I understand that this Agreement does not prevent me from soliciting supplies, customers, employees and consultants for the Company during the Employment Period. To the extent permitted by law, I will not directly or indirectly solicit or take away for a period of one (1) year after termination of the Employment Period supplies, customers, employees or consultants of the Company for my own benefit or for the benefit of any other party.

         13. NAME AND LIKENESS RIGHTS, ETC. I hereby authorize the Company to use, reuse, and to grant others the right to use and reuse, my name, photograph, likeness (including caricature), voice, and biographical information, and any reproduction or simulation thereof, in any media now known or hereafter developed (including but not limited to film, video and digital or other electronic media), both during and after my employment, for whatever purposes the Company deems necessary. I understand and agree that I will receive no compensation whatsoever for any such use or reuse.


                                                   EMPLOYEE INVENTION ASSIGNMENT
                                                   AND CONFIDENTIALITY AGREEMENT

         14. INJUNCTIVE RELIEF. I understand that in the event of a breach or threatened breach of this Agreement by me the Company may suffer irreparable harm and will therefore be entitled to injunctive relief to enforce this Agreement or any of its provisions, without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

         15. GOVERNING LAW; SEVERABILITY. This Agreement will be governed and interpreted in accordance with the internal laws of the State of Delaware, without regard to or application of choice of law rules or principles. In the event that any provision of this Agreement is found by a court, arbitrator or other tribunal to be illegal, invalid or unenforceable, then such provision shall not be voided, but shall be enforced to the maximum extent permissible under applicable law, and the remainder of this Agreement shall remain in full force and effect.

         16. NO DUTY TO EMPLOY. I understand that this Agreement does not constitute a contract of employment or obligate the Company to employ me for any stated period of time and this Agreement does not interfere in any way with any right the Company have to terminate my employment at any time, with or without cause. This Agreement shall be effective as of the Effective Date.

         17. COUNTERPARTS. This Agreement may be executed as separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement.




            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


                                                   EMPLOYEE INVENTION ASSIGNMENT
                                                   AND CONFIDENTIALITY AGREEMENT

              [SIGNATURE PAGE TO EMPLOYEE INVENTION ASSIGNMENT AND
                           CONFIDENTIALITY AGREEMENT]

WAFERTECH, LLC                            EMPLOYEE


By:                                       By:
   ----------------------------------        -----------------------------------

Name:                                     Name:
     --------------------------------          ---------------------------------

Title:
      -------------------------------

                                   Schedule A


Inventions
                            (to be completed at time
                           Confidentiality Agreement
                                  is entered)


                                                   EMPLOYEE INVENTION ASSIGNMENT
                                                   AND CONFIDENTIALITY AGREEMENT

                                                                       EXHIBIT D

                          DESCRIPTION OF REAL PROPERTY
                              (see following page)



                                             LIMITED LIABILITY COMPANY AGREEMENT

                                    EXHIBIT D

The following described real property situated in the County of Clark, State of Washington, described as follows:

PARCEL A

A parcel of property in the West half of Section 33 and the East half of Section 32, Township 2 North, Range 3 East of the Willamette Meridian in Clark County, Washington, described as follows:

BEGINNING at the Northwest corner of said Section 33; thence South 88 degrees 55'21" East along the North line of said Section 33 a distance of 1997.08 feet to the West line of that tract conveyed to the Camas School District by deed recorded under Auditor's File No. 9503310349, as monumented by MacKay & Sposito, Inc.; thence South 01 degree 12'55" West along said West line as monumented 1680.06 feet to an angle point in said Camas School District Tract; thence North 88 degrees 39'58" West along the North line of said Camas School District Tract and its Westerly extension 719.31 feet to the West line of NW Parker Avenue as dedicated to the City of Camas, recorded under Auditor's File No. 8910120164 of Clark County records; thence South 01 degree 14'29" West along said West line of NW Parker Avenue 1019.21 feet to a 1/2 inch iron rod set by Olson Engineering, Inc.; thence North 89 degrees 04'51" West 1283.63 feet to a 1 inch iron pipe with brass cap set by Lawson Surveying and Engineering; thence North 88 degrees 23'35" West 1316.83 feet to a 1/2 inch iron rod set by Olson Engineering, Inc.; thence South 01 degree 15'02" West 0.34 feet to the North line of that tract conveyed to Peter T. Wang by deed recorded under Auditor's File No. 9405310207 of Clark County records; thence North 88 degrees 54'45" West along the North line of said Wang tract and the North line of that tract conveyed to John W. Schroeder by real estate contract recorded under Auditor's File No. 9405020129 of Clark County records 1047.84 feet to the East line of County Ridge 2 as recorded in Book "H" of Plats, at page 264 of Clark County records; thence North 01 degree 18'51" East along said East line, the East line of that tract conveyed to John L. Forgey by deed recorded under Auditor's File No. 8610230145 of Clark County records, and the East line of that tract conveyed to Robin Gibson by deed recorded under Auditor's File No. 8606100045 of Clark County records 2688.02 feet to the North line of the Northeast quarter of said Section 32; thence South 88 degrees 54'45" East along said North line 1048.66 feet to the West line of the West half of the Northeast quarter of said Northeast quarter of Section 32; thence South 01 degree 19'54" West along said West line 1343.84 feet to the South line of said West half of the Northeast quarter of the Northeast quarter of Section 32; thence South 88 degrees 39'11" East along said South line 658.61 feet to the East line of said West half; thence North 01 degree 20'25" East along said East line 1346.83 feet to the North line of said Northeast quarter of
Section 32; thence South 88 degrees 54'45" East along said North line 658.82 feet to the Point of Beginning.

EXCEPT any portion thereof lying in SE 1st Street.

ALSO EXCEPT any portion thereof lying in NW Parker Avenue as dedicated to the City of Camas, recorded under Auditor's File No. 8910120164 of Clark County records.

PARCEL B

The West half of the Northeast quarter of the Northeast quarter of Section 32, Township 2 North, Range 3 East of the Willamette Meridian in Clark County, Washington;

EXCEPT any portion lying within 1st Street.

                                   EXHIBIT E

                         POSSIBLE FUTURE RESTRUCTURING

        The following paragraphs provide summaries of charts that are included as Exhibit E to this Agreement.

Alternative A: Rollup of LLC into New Public Corporation

        Under this restructuring alternative, the existing members of Watertech LLC would become shareholders of a new public corporation, with such members holding share interests in the new corporation as follows: Analog Devices, Inc., 18%; Altera Corporation, 18%; Integrated Silicon Solutions, Inc., 4%; former shareholders of TSMC Development, Inc., 57.244%; other investors, 2.756%.

        TSMC Development, Inc. would become a wholly owned subsidiary of the new public corporation. TSMC Development, Inc. would hold a 55% membership interest and the new public corporation would hold a 45% membership interest in a limited liability corporation that would own the fabrication facility.


Alternative B:  Rollup of TSMC Development, Inc. and Individual Interests in LLC

        Under this restructuring alternative, former shareholders of TSMC Development, Inc. would own 95.41% and other individual investors would own 4.59% of a new public corporation that would own 100% of TSMC Development, Inc. TSMC Development, Inc. would then hold a 60% membership interest in a limited liability company that would own the fabrication facility. Analog Devices, Inc. and Altera Corporation would each hold an 18% membership interest in such limited liability corporation, and Integrated Silicon Solutions, Inc. would hold a 4% membership interest.

Alternative C:  Replicating Partial Rollup Structure for Additional FABS

        Under this restructuring alternative, former shareholders of TSMC Development, Inc. and electing investors, customers, and other investors would own a new public corporation that would own 100% of TSMC Development, Inc. TSMC Development, Inc. and nonelecting investors/customers would then jointly hold interests in three limited liability corporations that would own fabrication facilities.

                                    EXHIBIT F

                        FORM OF FUTURE PURCHASE AGREEMENT

         The preamble to the Form of Future Purchase Agreement names as parties and, in particular, as "Initial Buyers" the Managing Members that are Initial Members. However, the identities of the Initial Buyers in the agreement, when entered into, will be modified as appropriate to reflect the Persons that are then Managing Members and that are then intended to have purchase rights and obligations with respect to Foundry capacity.


                                                      FUTURE PURCHASE AGREEMENT

                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                                 WAFERTECH, LLC,
                                    AS SELLER

                                       AND

                             TSMC DEVELOPMENT, INC.
                                 ANALOG DEVICES,

                               ALTERA CORPORATION,

                                       AND

                       INTEGRATED SILICON SOLUTIONS, INC.,
                                    AS BUYERS

                             DATED AS OF __________


                                                      FUTURE PURCHASE AGREEMENT

                               TABLE OF CONTENTS

                                                                           PAGE
ARTICLE 1               DEFINITIONS AND RULES OF INTERPRETATION..........    2

        1.1     Definitions..............................................    2
        1.2     Rules of Interpretation..................................    8

ARTICLE 2               TERM.............................................    8

        2.1     Term.....................................................    9
        2.2     End of Foundry's Useful Life.............................    9

ARTICLE 3               WAFER SUPPLY; FOUNDRY OUTPUT RIGHTS
                        AND OBLIGATIONS..................................    9

        3.1     Manufacturing Capability.................................    9
        3.2     Production Availability..................................    9
        3.3     Buyer's Purchase Rights and Obligations During the Term..   10
        3.4     Take-Or-Pay Obligation for Unused Minimum Purchase Share.   10

ARTICLE 4               PRODUCTION PLANNING AND QUALIFICATION............   12

        4.1     Forecasts................................................   12
        4.2     Production Qualification.................................   13

ARTICLE 5               OTHER AGREEMENTS RELATING TO
                        PRODUCTION AND SUPPLY............................   14

        5.1     Quantity Requirement.....................................   14
        5.2     Accelerate Supply.........................................  14
        5.3     Modifications to Existing Processes or Specifications....   14
        5.4     Additions or Substitutions of Products...................   15
        5.5     Vendor Information.......................................   15
        5.6     Process Records..........................................   15
        5.7     Trademarks...............................................   15
        5.8     Mask Set Protection......................................   16
        5.9     Rights to Inspect and Monitor Production.................   16
        5.10    Obtain Grant of Non-exclusive Manufacturing Rights.......   17
        5.11    Unique Processes, Methods or Materials...................   17
        5.12    Adjustment in Capacity Rights and Obligations;
                        Admission of New Buyers..........................   18
        5.13    Certain Terms Applicable to Test Wafers..................   18
        5.14    Certain Terms Applicable to Risk Wafers Run on a
                        Qualified Process................................   19
        5.15    Sale of Risk Wafers......................................   19


                                                     FUTURE PURCHASE AGREEMENT

                                                                           PAGE
ARTICLE 6               PURCHASES.......................................... 20

          6.1  Purchase Orders............................................. 20
          6.2  Price....................................................... 20
          6.3  Invoice..................................................... 23
          6.4  Payment..................................................... 23
          6.5  No Limitation On Buyer's Pricing............................ 23

ARTICLE 7               DELIVERY........................................... 23

          7.1  Delivery.................................................... 23
          7.2  Shipments F.O.B............................................. 23
          7.3  Packaging and Ship Date..................................... 23
          7.4  Partial Shipments........................................... 23
          7.5  Failure to Meet Delivery Dates.............................. 24
          7.6  Force Majeure............................................... 24

ARTICLE 8               INCOMING TEST; ACCEPTANCE AND RETURNS.............. 24

          8.1  Incoming Testing............................................ 24
          8.2  Acceptance.................................................. 24
          8.3  Returns..................................................... 25

ARTICLE 9               PRODUCT WARRANTY................................... 25

          9.1  Seller's Warranty........................................... 25
          9.2  Limited Warranty............................................ 25
          9.3  Seller's Inspection Rights.................................. 25

ARTICLE 10              LIMITATION ON DAMAGES; CONTRACTUAL

                        LIMITATIONS PERIOD................................. 26

         10.1  Limitation on Damages....................................... 26
         10.2  Contractual Limitations Period.............................. 26

ARTICLE 11              INDEMNITIES........................................ 27

         11.1  Intellectual Property Indemnity............................. 27
         11.2  Personal Injury Indemnity................................... 27
         11.3  Product Liability........................................... 28
         11.4  General Indemnity Provisions................................ 28


                                       ii
                                                     FUTURE PURCHASE AGREEMENT

                                                                           Page
ARTICLE 12              FORCE MAJEURE.....................................  29

        12.1    Force Majeure.............................................  29
        12.2    Notification..............................................  29
        12.3    Response to Force Majeure.................................  29
        12.4    Limitations on Applicability of Force Majeure.............  30

ARTICLE 13              GOVERNMENTAL INTERVENTION.........................  30

        13.1    Governmental Intervention.................................  30

ARTICLE 14              DEFAULT AND TERMINATION...........................  31

        14.1    Events of Default.........................................  31
        14.2    Remedies for Default......................................  32
        14.3    Effective Date of Termination.............................  33
        14.4    Rights and Remedies Following Termination.................  33
        14.5    Remedies Cumulative, Concurrent and Non-Exclusive.........  33

ARTICLE 15              PROPRIETARY INFORMATION...........................  34

        15.1    Proprietary Information...................................  34
        15.2    Other Confidentiality Agreements..........................  34
        15.3    Confidentiality Agreements for Specific Persons...........  34
        15.4    Third Party Request for Information.......................  35
        15.5    Reporting Loss, Theft or Misappropriation.................  35

ARTICLE 16              EXPORT COMPLIANCE.................................  35

        16.1    Compliance With Export Administration Regulations.........  35
        16.2    U.S. Export Licenses......................................  36
        16.3    Republic of China Export Regulations......................  36

ARTICLE 17              DISPUTE RESOLUTION; ARBITRATION...................  36

        17.1    Negotiation Between Executives............................  36
        17.2    Mediation.................................................  37
        17.3    Claims Subject to Arbitration.............................  37
        17.4    Venue.....................................................  37
        17.5    Selection of Arbitrator and Determination of
                  Controversies...........................................  37
        17.6    Arbitration Award and Judicial Review.....................  38
        17.7    Consolidation and Joinder.................................  39


                                      iii
                                                      FUTURE PURCHASE AGREEMENT

                                                                         PAGE
ARTICLE 18                GENERAL PROVISIONS............................  39

        18.1   Severability.............................................  39
        18.2   Neutral Interpretation: Waiver of Conflict...............  39
        18.3   Notices..................................................  39
        18.4   Time of the Essence......................................  40
        18.5   Governing Law............................................  40
        18.6   Entire Agreement.........................................  40
        18.7   Waiver; Amendment........................................  40
        18.8   Cooperation..............................................  40
        18.9   Counterparts.............................................  40
        18.10  Exhibits and Schedules...................................  40
        18.11  Attorneys' Fees..........................................  40
        18.12  Date of Performance......................................  41
        18.13  Survival.................................................  41
        18.14  Assignment; Parties Bound................................  41
        18.15  Third-Party Beneficiaries................................  41
        18.16  Governing Language of Agreement..........................  41
        18.17  Consent to Jurisdiction and Service of Process...........  42
        18.18  Authorized Representatives...............................  42
        18.19  Relationship of the Parties..............................  42

                                                   FUTURE PURCHASE AGREEMENT

                                LIST OF EXHIBITS

Exhibit "A"   --    Pricing Schedule
Exhibit "B"   --    Product Qualification Plan
Exhibit "C"   --    Quality and Reliability Specifications
Exhibit "D"   --    Wafer Equivalents
Exhibit "E"   --    Production Plan
Exhibit "F"   --    Design Rule and Parametric Information
Exhibit "G"   --    Inspection and Testing Methods
Exhibit "H"   --    Addresses for Notices
Exhibit "I"   --    Form of Confidentiality Agreement
Exhibit "J"   --    Method for Apportioning the Unused Minimum Purchase
                    Allocation
Exhibit "K"   --    Form of Confidentiality Agreement Between a Buyer
                    and Its Customer
Exhibit "L"   --    Form of Indemnity

                                       v
                                                       FUTURE PURCHASE AGREEMENT

                               PURCHASE AGREEMENT

         This Purchase Agreement ("Agreement") is entered into as of ____________ (the "Effective Date"), by and among WaferTech, LLC, a Delaware limited liability company, as seller hereunder ("Seller"), and TSMC Development, Inc. ("TSMC"), a Delaware corporation, Analog Devices, Inc. ("ADI"), a Massachusetts corporation; Altera Corporation ("Altera"), a California corporation; and Integrated Silicon Solutions, Inc. ("ISSI"), a Delaware corporation, as buyers hereunder (each buyer hereunder, a "Buyer," TSMC, ADI, Altera and ISSI each is sometimes referred to as an "Initial" Buyer, each Buyer other than TSMC is sometimes referred to as a "Regular" Buyer). Each party hereto is sometimes referred to as a "Party".

                                R E C I T A L S:

         This Agreement is made with reference to the following facts and circumstances:

         A. Each capitalized term used herein (i) if defined herein, has the meaning specified in these Recitals, in Article 1 below, or elsewhere parenthetically herein or (ii) if not defined herein, has the meaning specified
(A) in the instrument or document that is referenced where the term is introduced herein or (B) in the LLC Agreement, if no instrument or document is so referenced.

         B. The Initial Buyers are members of Seller under its Limited Liability Company Agreement, dated June __, 1996 (such agreement, the "LLC Agreement," and such date, the "LLC Agreement Date"). Seller built, owns and operates a semiconductor wafer fabrication plant in Camas, Washington (such plant, the "Foundry"). The Foundry provides foundry services for the manufacture of integrated circuits in wafer form.

         C. Following the commencement of production at the Foundry and until the Effective Date of this Agreement, the Foundry sold its entire output to Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC Taiwan"), of which TSMC is a second-tier subsidiary. Such sale occurred pursuant to the Manufacturing Agreement, dated as of February 16, 1996, originally entered into between TSMC Taiwan, as buyer, and TSMC, as supplier. Supplier's interest under the Manufacturing Agreement was assigned by TSMC to Seller pursuant to the Assignment and Assumption dated as of the LLC Agreement Date. The Manufacturing Agreement expired or terminated on or before the Effective Date.



         D. During the term of the Manufacturing Agreement, TSMC Taiwan in turn resold the output to ADI, Altera, ISSI, and other customers of TSMC Taiwan. Sales to ADI, Altera, and ISSI occurred pursuant to that certain Purchase Agreement, dated as of the LLC Agreement Date, among TSMC Taiwan, ADI, Altera, and ISSI (the "Original Purchase Agreement"). The


                                                       FUTURE PURCHASE AGREEMENT

Original Purchase Agreement expired or terminated with the expiration or termination of the Manufacturing Agreement.

         E. Seller and the Initial Buyers, in accordance with the LLC Agreement, are entering into this Agreement:

                  (1) to provide for the direct sale of Foundry output (a) to the Initial Buyers and (b) to any other Persons that (i) are admitted to membership in Seller in accordance with the LLC Agreement after the Effective Date and (ii) become Buyers in accordance with the terms below; and

                  (2) to define the purchase obligations and rights of Buyers with respect to Foundry output for the duration of the Foundry's remaining useful life.

                  NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE 1
                     DEFINITIONS AND RULES OF INTERPRETATION

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following words and expressions shall have the meaning set forth below:

                  1.1.1  "AAA" means the American Arbitration Association.

                  1.1.2 "AFFILIATE" of a Party means any corporation, limited liability company, partnership or other business enterprise:

                                    (a) Which owns or controls, directly or
                  indirectly, fifty percent (50%) or more of the voting rights with respect to the election of directors or managers, or which has practical control directly or indirectly, of the Party;

                                    (b) Of which fifty percent (50%) or more of
                  the voting rights with respect to the election of directors or managers is owned or controlled, directly or indirectly, by, or which is under the practical control directly or indirectly of, the Party; or

                                    (c) Of which fifty percent (50%) or more of
                  the total voting rights with respect to the election of directors or managers is owned or controlled, directly or indirectly, by, or which is under the practical control directly or indirectly of, any corporation, limited liability company, partnership or other business enterprise described by subsections (a) or (b) above.

                                                       FUTURE PURCHASE AGREEMENT

Any corporation, limited liability company, partnership or other business enterprise which would at any time be an Affiliate of a Party by reason of the foregoing, shall be considered an Affiliate for purposes hereof only for so long as the foregoing conditions are met. For purposes hereof, no Party shall be considered an Affiliate of any other Party.

                  1.1.3               "BASIC PURCHASE SHARE"

                           (a) Basic Purchase Share of a Buyer at a given time means the quotient of:

                                    (i) the Buyer's "Adjusted Percentage
         Interest" at such time divided by

                                    (ii) the sum of all Buyers' Adjusted
         Percentage Interests at such time.

                           (b) For purposes of paragraph (a), the "Adjusted Percentage Interest" of a Buyer at a given time means:

                                    (i) the Buyer's Percentage Interest in
         effect pursuant to the LLC Agreement at such time; increased by

                                    (ii) any prior reduction in the Buyer's
         Percentage Interest attributable to operation of (A) the penultimate sentence of Section 3.3.1.1 to the extent that (I) the Buyer has failed to contribute that part of the Missing Capital that is not contributed by any other Person and such failure reduces the capital contribution the Buyer would otherwise have made and the total capital contributions that the parties to the LLC Agreement would otherwise have made or (II) any part of the Missing Capital is contributed by a member of the LLC that is not an existing Party and does not become a Party at the time of the contribution, (B) clause (i) of Section 3.3.1.4 of the LLC Agreement, (C) Section 3.3.2.1 of the LLC Agreement, where the Buyer failed to make an Additional Capital Contribution and such failure was not a Dilution Event, (D) the last sentence of Section 3.3.2.2 of the LLC Agreement, (E) Section 3.5.4 of the LLC Agreement, where the Buyer failed to guarantee Seller's debt and such failure was not a Dilution Event, or (F) clause (i) of Section 10.5 of the LLC Agreement;

and reduced by

                                    (iii) any prior increase in the Buyer's
         Percentage Interest attributable to operation of (A) the penultimate sentence of Section 3.3.1.1 to the extent that (I) another party to the LLC Agreement has failed to contribute that

                                                       FUTURE PURCHASE AGREEMENT
                  part of the Missing Capital that is not contributed by any Person and such failure reduces the total capital contributions that the parties to the LLC Agreement would otherwise have made or (II) any part of the Missing Capital is contributed by a member of the LLC that is not an existing Party and does not become a Party at the time of the contribution, (B) clause (i) of Section 3.3.1.4 of the LLC Agreement, (C) Section 3.3.2.1 of the LLC Agreement, where another Buyer failed to make an Additional Capital Contribution and such failure was not a Dilution Event, (D) the last sentence of Section 3.3.2.2 of the LLC Agreement, (E)
                  Section 3.5.4 of the LLC Agreement, where another Buyer failed to guarantee Seller's debt and such failure was not a Dilution Event, or (F) clause (i) of Section 10.5 of the LLC Agreement.

                           (c) On the Effective Date, the Basic Purchase Share for Altera shall be [ ]; for ADI, [ ]; for ISSI, [ ]; and for TSMC, [ ].

                  1.1.4 "BUSINESS DAY" means a day, other than Saturday or Sunday, on which banking institutions are open for business in Seattle, Washington and San Jose, California.

                  1.1.5 "CALCULATED INSTALLED CAPACITY" means the physical production capacity of the Foundry from time to time based on the installed capital equipment which is actually in service, as determined in the reasonable, good faith judgment of Seller's industrial engineers. The Foundry's production capacity at any time shall take into account production of Risk Wafers, Test Wafers, and Proven Products. The determination of Calculated Installed Capacity may be adjusted from time to time based on the skills, training and other organizational abilities of Seller. Since the number of Wafers that can be produced at the Foundry depends on the Wafer specifications, the Calculated Installed Capacity shall be calibrated in "Wafer Equivalents."

                  1.1.6 "CLAIM" means a claim, demand, cause of action, loss, damage, liability, fine, penalty, cost or expense (including reasonable attorneys' fees and litigation costs).

                  1.1.7 "DESIGN RULES" means the design rules and parametric information for a particular Process.

                  1.1.8 "DEVICES" means good dies of a Buyer's integrated circuits that are topologically identical (or similar) to those manufactured by or for a Buyer.

                  1.1.9 "ELECTED PROPORTION" means a Buyer's elected portion of Calculated Installed Capacity, as defined in Section 4.1.1.

                  1.1.10 "EVENT OF DEFAULT" has the meaning given in Section
14.1.


                 1.1.11 "FORCE MAJEURE" means any one or more of the following to the extent outside of the reasonable control of a Party: acts of war declared or undeclared, nationalization, expropriation, civil unrest or other public disturbance, fire, storm, flood, typhoon, tidal wave,

                                        4
                                                       FUTURE PURCHASE AGREEMENT
hurricane, cyclone or other severe weather conditions, earthquake, or other Acts of God, legal restraints, governmental or like interference, judicial action, accidental damage to equipment, as well as any other cause outside the reasonable control of a Party. "Force Majeure" also includes the failure to obtain such license(s) and other governmental approvals as are required by United States law or other applicable law for any equipment, technical information, Proprietary Information, Intellectual Property Rights, Processes, or Products to be provided pursuant to the terms of this Agreement.

                  1.1.12 "INTELLECTUAL PROPERTY RIGHTS" means (a) all patent rights and all right, title and interest in and to all letters patent and applications for letters patent, and all other government-issued or -granted indicia of invention ownership, including any reissue, division, term extensions, continuation or continuation-in-part applications; (b) all copyrights and all other literary property and author rights, and all right, title and interest in and to all copyrights, copyright registrations, certificates of copyrights and copyrighted interests; (c) all trademarks, trade names and service marks, and all rights, title and interest in and to all applications, certifications and registrations therefor; (d) all mask work rights, mask work applications, and mask work registrations; (e) all rights, title and interest in and to all trade secrets and trade secret rights; and (f) all licenses or license rights with respect to the foregoing.

                  1.1.13 "MAXIMUM PURCHASE SHARE" of a Buyer at a given time means:

                           (a) in the case of a Regular Buyer, the product of
         (i) 1.5 and (ii) the Regular Buyer's Basic Purchase Share at such time; or

                           (b) in the case of TSMC, the difference of (i) one minus (ii) the sum of the Regular Buyers' Elected Proportions of Calculated Installed Capacity in effect at such time, provided each Regular Buyer's Elected Proportion is no less than its Minimum Purchase Share and no greater than the product described in clause (a) at such time.

                  On the Effective Date, the Maximum Purchase Share for Altera shall be [ ]; for ADI, [ ]; and for ISSI, [ ]. Assuming such Maximum Purchase Shares for the Regular Buyers, and assuming they elect proportions of Calculated Installed Capacity between their respective Minimum Purchase Shares and Maximum Purchase Shares on the Effective Date, TSMC's Maximum Purchase Share at any given time will be between [ ] and [ ].

                  1.1.14 "MEDIATION" has the meaning given in Section 17.2.

                  1.1.15 "MINIMUM PURCHASE SHARE" of a Buyer at a given time means:

                       (a) in the case of a Regular Buyer, the product of (i)
         0.85 and (ii) the Buyer's Basic Purchase Share at such time; or

                       (b) in the case of TSMC, the lesser of (i) 0.85 times its Basic Purchase Share, or (ii) the difference of (A) one over (B) the sum of the Regular Buyers' Elected



                                        5
                                                       FUTURE PURCHASE AGREEMENT

         Proportions, provided each Regular Buyer's Elected Proportion is no less than the product described in clause (a) and no greater than its Maximum Purchase Share at such time.

                  On the Effective Date, the Minimum Purchase Share for Altera shall be [_____]; for ADI, [_____]; and for ISSI, [_____]. Assuming such Minimum Purchase Shares for the Regular Buyers, and assuming they elect proportions of Calculated Installed Capacity between their respective Minimum Purchase Shares and Maximum Purchase Shares on the Effective Date, TSMC's Minimum Purchase Share at any given time will be between [____] and [____].

                  1.1.16 "MONTH" means (a) a calendar month that lies entirely within the Term, or (b) in the case of a calendar month that lies partially within the Term, the part of that month that so lies.

                  1.1.17 "PERSON" means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case whether domestic or foreign.

                  1.1.18 "PRICING SCHEDULE" means the prices at which Seller shall sell Proven Products, Test Wafers, and Risk Wafers to Buyers in accordance herewith. The initial Pricing Schedule will be established in accordance with Subsection 6.2.3(a) and shall be updated as provided in Subsections 6.2.3(b) and 6.2.3(c). Each such Pricing Schedule will be deemed to be attached hereto as Exhibit "A".

                  1.1.19 "PROCESS" means the process used to manufacture Products, or to have Products manufactured, which may either be a Buyer's (or its customer's) process or Seller's process, including any those processes that are disclosed to Seller under (a) the Technology License and Assistance Agreement, dated February 20, 1996, originally entered into between TSMC and TSMC Technology, Inc. and assigned by TSMC to Seller pursuant to the Assignment and Assumption dated as of the date hereof or (b) the Advanced Process License Agreement, dated April 10, 1996, originally entered into between TSMC and TSMC International Investment Ltd. and assigned by TSMC to Seller pursuant to the Assignment and Assumption.

                  1.1.20 "PROCESS QUALIFICATION" means the process flow, Design Rules and SPICE models established by Seller or a Buyer (as the case may be) which, in the reasonable judgment of Seller or Buyer define a Process that will achieve a level of quality, consistency and reliability necessary to mass produce Products at Wafer yields acceptable to Seller and the Buyer.


                  1.1.21 "PRODUCT QUALIFICATION PLAN" is that certain plan for producing a Product with a Buyer's (or its customer's) mask sets using a Qualified Process, which will be agreed to by Seller and the Buyer who decides to order the Product in question, reduced to writing and signed by the ordering Buyer and Seller, and shall be deemed to be attached hereto as Exhibit "B".

 1.1.22  "PRODUCTION QUALIFICATION" has the meaning given in Subsection 4.2.4.

                                       6
                                                       FUTURE PURCHASE AGREEMENT

               1.1.23 "PRODUCTION PLAN" means that certain production schedule prepared by Seller, which delineates the projected production of the Foundry expressed in Wafer Equivalents by Month and calendar year within the schedule. The initial Production Plan is attached hereto as Exhibit "E". In March and September of each calendar year during the Term (or more frequently at the option of Seller), Seller shall issue to Buyers a projection, consistent with the then current Business Plan, of the Calculated Installed Capacity of the Foundry for each Month of the next six- (6-) Month period from July to December (in the case of a projection issued in March) or from January to June (in the case of a projection issued in September). With the exception of the Calculated Installed Capacity calculation, the figures contained in the Production Plan, expressed in Wafer Equivalents per Month, shall not vary from the Business Plan, as it may be amended from time to time in accordance with the LLC Agreement.

               1.1.24 "PRODUCTS" means Devices, Wafers and Units, as the case may be.

               1.1.25 "PROPRIETARY INFORMATION" means any information that is controlled by a Party and is identified as proprietary and confidential and that is disclosed by one Party to another under this Agreement. Written Proprietary Information shall be clearly marked or labeled "PROPRIETARY" or "CONFIDENTIAL." All oral disclosures of Proprietary Information shall be identified as such prior to disclosure and confirmed, in writing, by the disclosing Party within thirty (30) days of the oral disclosure. Proprietary Information of TSMC shall include proprietary and confidential information of a customer of TSMC that (a) is disclosed by that customer to a Party and (b) otherwise satisfies the foregoing provisions of this Subsection.

                  1.1.26 "PROVEN PRODUCT" means a Product manufactured using a Qualified Process that has verified functionality and yield and otherwise meets, and continues to meet, the Product Qualification Plan as demonstrated in one or more Qual Lot Runs.

                  1.1.27 "PURCHASE ORDER" means an order or other release document issued by a Buyer to Seller in accordance herewith for the purpose of purchasing Proven Products, Risk Wafers or Test Wafers.

                  1.1.28 "QUAL LOT RUN" means manufacture of one or more Wafer lots using a Qualified Process to verify a Buyer's (or its customer's) mask sets.

                  1.1.29 "QUALIFIED PROCESS" means a Process that has achieved Process Qualification in the reasonable judgment of Seller.

                  1.1.30 "QUALITY AND RELIABILITY SPECIFICATIONS" with respect to a Proven Product means the quality and reliability specifications, as well as other standards or requirements, as agreed to by Seller and a Buyer which intends to order that Proven Product. Once the Quality and Reliability Specifications have been agreed to with respect to a Proven Product, they shall be reduced to writing and signed by Seller and the Buyer, and shall constitute the acceptance standards to be used by the Buyer for the Proven Product, and shall be deemed to be attached hereto as Exhibit "C".


                                       7
                                                       FUTURE PURCHASE AGREEMENT

                  1.1.31 "QUARTER" means (a) a calendar quarter that lies entirely within the Term, or (b) in the case of a calendar quarter that lies partially within the Term, the part of that quarter that so lies.

                  1.1.32 "RISK WAFER" means a Wafer which contains a non-Proven Product and which has been run on either a Qualified Process or on a Process that is not-yet qualified. Except as otherwise expressly provided herein with respect to manufacturing defects (including, by way of illustration but without limitation, Section 5.14), the Buyer takes full technical and financial responsibility for and assumes all risks related to design and other defects, in a Risk Wafer.

                  1.1.33 "TERM" means the term of this Agreement in accordance with Article 2 below.

                  1.1.34 "TEST WAFER" means a Wafer that has been produced in a Qual Lot Run.

                  1.1.35 "UNIT" means a Device which has been packaged and marked in accordance with the requirements provided by a Buyer and accepted by Seller.

                  1.1.36 "WAFER ACCEPTANCE CRITERIA" have the meaning given in
Section 5.13.

                  1.1.37 "WAFER" means an eight inch (8") diameter silicon wafer containing integrated circuits.

                  1.1.38 "WAFER EQUIVALENT" has the meaning set forth in the equivalency factor table attached hereto as Exhibit "D".

         1.2  RULES OF INTERPRETATION.  For the purpose of this Agreement:

                  1.2.1 Unless the context otherwise requires, (a) "or" is not exclusive (i.e., it means either or both); (b) words in the singular include the plural and vice versa; (c) words in the masculine gender include the feminine and neuter gender and vice versa; (d) words such as "herein," "hereinafter," "hereto," "hereby," and "hereunder," when used in this Agreement, refer to this Agreement as a whole, unless the context otherwise requires; (e) forms of the verb "include" are not limiting; and (f) definitions of words in the singular form apply also to the respective plural forms and conversely.

                  1.2.2 References to Articles, Sections , and Exhibits are to Articles, Sections , and Exhibits of this Agreement unless stated otherwise. Headings of subdivisions (including Articles, Sections , Subsections, paragraphs, and Exhibits) used in this Agreement are for convenience of reference only and shall not be used in construing or interpreting this Agreement.

                  1.2.3 References herein to any agreement, schedule or other instrument shall, unless the context otherwise requires (or the definition thereof otherwise specifies), be deemed references to the same as it may from time to time be amended, modified or extended.


                                       8
                                                       FUTURE PURCHASE AGREEMENT

                  1.2.4 Technical words and phrases not otherwise defined in this Agreement shall have the meaning generally assigned to them in the semiconductor foundry industry.

                                    ARTICLE 2
                                      TERM

         2.1 TERM. This Agreement shall be effective upon the Effective Date and shall continue in effect until terminated in accordance with any of the terms below.

         2.2 END OF FOUNDRY'S USEFUL LIFE. This Agreement shall terminate on the date determined by Buyers holding 87 percent of the Basic Purchase Shares that the Foundry's useful life has expired.


                                    ARTICLE 3
               WAFER SUPPLY; FOUNDRY OUTPUT RIGHTS AND OBLIGATIONS

         3.1 MANUFACTURING CAPABILITY. During the Term, the Calculated Installed Capacity of the Foundry is anticipated to be as shown in the initial Production Plan attached hereto as Exhibit "E". Seller shall exert commercially reasonable efforts to maintain production in accordance with the schedule set forth on Exhibit "E" (as Exhibit "E" is updated from time to time); provided, however, there is no guarantee that actual Foundry production will equal or exceed the projected production levels or the Calculated Installed Capacity set forth in the initial or any subsequent Production Plans, either at the time indicated therein or at any time.

         3.2  PRODUCTION AVAILABILITY.

                  3.2.1 During the Term, Seller shall be obligated to make available to each Buyer at any given time a quantity of Products no less than the Buyer's Elected Proportion of Calculated Installed Capacity in effect at such time, provided that the Elected Proportion is between the Buyer's Minimum Purchase Share and Maximum Purchase Share at such time.

                  3.2.2 During the Term, each Buyer shall have the right to purchase Products in amounts up to its Maximum Purchase Share of Calculated Installed Capacity in accordance with Subsection 3.3.1 and shall be obligated to purchase only its Minimum Purchase Share of Calculated Installed Capacity in accordance with Subsection 3.3.2.

                  3.2.3 In the event that Seller cannot provide a Buyer with the quantity of Products set forth in the Buyer's Purchase Orders accepted by Seller for any given Quarter during the Term (a "Quarterly Order Deficit") due to inability or failure of Seller to deliver to the Buyer those Products that the Buyer has ordered or due to Force Majeure, then the following shall apply: (a) where Seller has been unable or fails to supply the Buyer for reasons other than Force Majeure, Seller shall not be deemed to be in default hereunder so long as Seller can make up the Quarterly


                                       9
                                                       FUTURE PURCHASE AGREEMENT

Order Deficit in the following Quarter; and (b) where Seller's failure to fill the Buyer's Purchase Orders is due to Force Majeure, the Buyer shall be excused from its purchase obligations to the extent that the Buyer placed orders for Products in amounts equal to or greater than the units of Products that Seller is able to deliver for the Quarter in question, and Seller shall only invoice the Buyer for the actual number of units Seller is able to ship for the Quarter in question. With respect to clause (a) of this Subsection 3.2.3, to the extent that Seller is unable to make up the Buyer's Quarterly Order Deficit in the succeeding Quarter, Seller shall be responsible for any damages sustained by such Buyer (or its customer), subject to the limitation on damages set forth in
Article 10 below. With respect to clause (b) of this Subsection 3.2.3, Seller shall have no liability or obligation whatsoever to an affected Buyer where Seller's inability to fill the Buyer's Purchase Order is due to an event of Force Majeure.

                  3.2.4 As used in this Article 3, "Quarter" refers to a Quarter covered (or partially covered) by a Buyer's six (6) Month forecast described in
Section 4.1.1 or 4.1.2.

         3.3  BUYER'S PURCHASE RIGHTS AND OBLIGATIONS DURING THE TERM:

                  3.3.1 Each Buyer shall have the right to purchase a maximum percentage of Calculated Installed Capacity in any given Quarter determined by multiplying such Calculated Installed Capacity as shown in the applicable Production Plan times the Buyer's respective Maximum Purchase Share; and

                  3.3.2 Each Buyer shall have the obligation to purchase a minimum percentage of Calculated Installed Capacity in any given Quarter determined by multiplying such Calculated Installed Capacity as shown in the applicable Production Plan times the Buyer's Minimum Purchase Share. In each Quarter, unless the applicable Buyer and Seller otherwise agree, a Buyer's minimum purchase obligation is subject to the following limitation: a Buyer's minimum purchase obligation in any given Month may not deviate more than *** from the preceding Month's purchase obligation, unless Month-to-Month percentage deviations shown in the applicable Production Plan exceed ***, in which case a Buyer's minimum purchase obligation in any given Month may not deviate more than the Month-to- Month percentage deviation shown in the applicable Production Plan. If a Buyer requests an increase in the Month-to-Month *** percentage deviation, Seller agrees to reasonably negotiate such increase with such Buyer in good faith, provided, however, that each Buyer recognizes that Seller's flexibility in negotiating an increase in the Month-to-Month *** percentage deviation may be limited by commitments to other Buyers and Seller's other customers.

                  3.3.3 A Buyer's purchase of Risk Wafers, Test Wafers, and Proven Products shall be taken into account for purposes of (a) the Buyer's satisfying its minimum purchase obligation under Subsection 3.3.2 and (b) Seller's satisfying the Buyer's maximum purchase right under Subsection 3.3.1.

         3.4  TAKE-OR-PAY OBLIGATION FOR UNUSED MINIMUM PURCHASE SHARE.


                                       10
                                                       FUTURE PURCHASE AGREEMENT


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission by Altera Corporation on August 14, 1996. The omitted portions have been filed separately with the Commission.

                  3.4.1 During each Quarter of the Term, each Buyer agrees that it shall purchase Products from Seller in accordance with Subsection 3.3.2. If in any Quarter during the Term a Buyer (a "Defaulting Buyer") is unable to purchase the Products in accordance with Subsection 3.3.2 (the "Unused Minimum Purchase Allocation"), such Defaulting Buyer shall give Seller and all other Buyers (each such other Buyer, a "Non-Defaulting Buyer") written notice (a "UMPA Notice") no later than ninety (90) days before the date that the Products in question are to begin manufacture in accordance with the Defaulting Buyer's six
(6) Month rolling forecast. Each Non-Defaulting Buyer shall have a right of first refusal to take the Unused Minimum Purchase Allocation, provided it exercises such right by written notice to the Defaulting Buyer and the other Non-Defaulting Buyers within thirty (30) days following receipt of the Defaulting Buyer's written notice (the "RFR Deadline"). The apportionment of the Unused Minimum Purchase Allocation among the Non-Defaulting Buyers electing to take any part of it shall be determined by the method set forth in Exhibit "J" hereto, unless the Non-Defaulting Buyers agree to another procedure at the time. If the Non- Defaulting Buyers exercise their rights of first refusal, then the Defaulting Buyer shall be excused from any Bill-Back Charges (as defined below) applicable to that portion of the Unused Minimum Purchase Allocation that the Non-Defaulting Buyers elect to take; subject, however, to the last sentence of this Subsection 3.4.1. If the Non-Defaulting Buyers elect not to take (or fail timely to elect) any part of the Unused Minimum Purchase Allocation, then the Defaulting Buyer shall have no later than sixty (60) days following delivery of its UMPA Notice to identify in writing third parties ready, willing and able to purchase from Seller the unelected part of the Unused Minimum Purchase Allocation. So long as (a) Seller approves such third parties or any other third parties (collectively, "Such Third Parties"), which approval shall not be unreasonably withheld or delayed (provided, that in no event shall Such Third Parties be Prohibited Persons, (b) Such Third Parties purchase all of the unelected part of the Unused Minimum Purchase Allocation within sixty (60) days after the date that the Defaulting Buyer identifies Such Third Parties to Seller in writing, and (c) Such Third Parties pay the invoice price in full to Seller within thirty-five (35) days after the date of invoice, then the Defaulting Buyer shall be exonerated from any Bill-Back Charges applicable to the Unused Minimum Purchase Allocation. A Buyer's take-or-pay obligation shall be measured on a Quarter-by-Quarter basis; accordingly, for a Defaulting Buyer to avoid Bill-Back Charges applicable to a particular Quarter's Unused Minimum Purchase Allocation, either the Non-Defaulting Parties or Such Third Parties must have committed to purchase the Defaulting Buyer's Unused Minimum Purchase Allocation during the Quarter in which the Defaulting Buyer is unable to purchase Products in accordance with Subsection 3.4.2.

                  3.4.2 If any part of the Unused Minimum Purchase Allocation
(a) is not taken by the Non-Defaulting Buyers in accordance with Subsection
3.4.1 and (b) (i) is not sold to third parties or (ii) is not paid for by purchasing third parties in accordance with that Subsection, then the Defaulting Buyer shall compensate Seller for such part of the Unused Minimum Purchase Allocation at the full price for the Products in question, less any avoided costs (the "Bill-Back Charge"). Seller shall invoice any Bill-Back Charges once each Quarter during the Term, and within 30 days following the end of the Term by lapse of time or otherwise. Any Defaulting Buyer shall pay the Bill-Back Charge within thirty (30) days after the date of invoice (the "Payment Date"). Any Bill-Back Charge not received by Seller within thirty-five (35) days after


                                       11
                                                       FUTURE PURCHASE AGREEMENT
the date of invoice shall bear interest from the Payment Date until paid in full by the Defaulting Buyer to Seller at the annual rate equal to 5% above the prime or reference rate for commercial borrowing announced by Bank of America N.T. & S.A., as such rate changes from time-to-time; provided, however, that in no event shall such interest rate exceed the highest rate permissible under applicable law. For the purpose of computing the Bill-Back Charge, the maximum Calculated Installed Capacity shall not be deemed to exceed *** Wafer Equivalents per month.

                  3.4.3 The provisions of Sections 3.4.1 and 3.4.2 shall be Seller's sole remedy under this Agreement for any failure by a Buyer to purchase its minimum quantities of Calculated Installed Capacity in any Quarter as set forth in Subsection 3.3.2.


                                    ARTICLE 4
                      PRODUCTION PLANNING AND QUALIFICATION

         4.1  FORECASTS.

                  4.1.1 Concurrent with the execution and delivery hereof (or promptly thereafter) in the case of the first Month of the Term and no later than ten (10) Business Days before each succeeding Month of the Term, each Regular Buyer shall provide Seller and TSMC in writing with a six- (6-) Month rolling forecast of the Buyer's requirements for Products, with Product-mix shown by Process and by geometry. Concurrent with the execution and delivery hereof (or promptly thereafter) in the case of the first Month of the Term and no later than the first Business Day of each succeeding Month of the Term, TSMC shall provide Seller in writing with a six- (6-) Month rolling forecast of TSMC's requirements for Products, with Product-mix shown by Process and geometry. (Each Buyer's Product requirements at any given time as a proportion of Calculated Installed Capacity at such time is referred to as the Buyer's "Elected Proportion" for such time.) The first twelve (12) weeks of such forecast shall be firm with respect to the quantity of Products to be purchased or ordered within said period. If Seller's standard production lead time for a particular Process or Product exceeds twelve (12) weeks, the Buyer's forecast with respect to such Process or Product shall be firm for Seller's standard production lead time plus two weeks.

                  4.1.2 Unless the Parties otherwise agree, the linear rate deviation for each Regular Buyer's forecast for a given Month shall be *** of the preceding Month forecast, unless Month-to-Month percentage deviations shown in the applicable Production Plan exceed ***, in which case such Buyer's monthly forecast may not deviate more than the Month-to- Month percentage deviation shown in the applicable Production Plan. The foregoing linear rate deviation applicable to a Regular Buyer's monthly forecast relates to the overall quantity of Products set forth in the forecast and not to any one Process or to any specific Product. If a Regular Buyer requests an increase in the Month-to-Month
***


                                       12
                                                       FUTURE PURCHASE AGREEMENT

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission by Altera Corporation on August 14, 1996. The omitted portions have been filed separately with the Commission.

percentage deviation, Seller agrees to reasonably negotiate such increase with such Buyer in good faith, provided, however, that each Regular Buyer recognizes that Seller's flexibility in negotiating an increase in the Month-to-Month *** percentage deviation may be limited by commitments to other Buyers and Seller's other customers.

         4.2  PRODUCTION QUALIFICATION.

                  4.2.1 Seller shall advise the Buyers concerning each Process loaded or to be loaded at the Foundry for use in the manufacture of Products. Seller then shall engage in Process Qualification for each Process not already a Qualified Process. Once Seller has determined, in its reasonable judgement, that a Process has achieved Process Qualification, such Process shall be a Qualified Process. Seller shall promptly notify the Buyers when a Process becomes a Qualified Process.

                  4.2.2 For each Product a Buyer desires to order, Seller shall furnish Design Rules for the applicable Process, which shall be deemed attached hereto as Exhibit "F". For each Product a Buyer desires to order, Seller and the Buyer who intends to order the Product in question (the "Relevant Buyer") shall further agree to a Product Qualification Plan. Once Seller and the Relevant Buyer have agreed to a Product Qualification Plan, it shall be reduced to writing and signed by Seller and the Relevant Buyer and shall be deemed to be attached hereto as Exhibit "B". Seller and the Relevant Buyer also shall agree to the Quality and Reliability Specifications, which shall be reduced to writing and signed by Seller and the Relevant Buyer and shall be deemed to be attached hereto as Exhibit "C".

                  4.2.3 Upon a Buyer's request, Seller shall designate a mask vendor, to whom the Buyer (or its customer) shall provide device database tapes and to whom Seller shall provide mask alignment and test structure databases, or the Buyer (or its customer) will provide mask sets or portions thereof. Each Buyer shall bear all costs and expenses of producing the mask sets necessary for the manufacture of Products it orders under this Agreement.

                  4.2.4 Using a Buyer's (or its customer's) mask sets and the Design Rules, Seller shall perform one or more Qual Lot Runs. Seller will provide the Buyer with such amount of Test Wafers produced in such Qual Lot Runs as such Buyer may require for its qualification at the purchase prices specified in the Pricing Schedule. Within ninety (90) days following receipt of the Test Wafers, the Buyer shall inform Seller in writing of whether or not such Test Wafers meet the applicable Quality and Reliability Specifications, and if notification is in the affirmative, full qualification for that Product is completed. If Seller does not receive notification from the Buyer during the time period specified in the preceding sentence, full qualification for that Product shall be deemed accomplished. In the event that the Test Wafers do not meet the Quality and Reliability Specifications, Seller and the Relevant Buyers will work together in good faith to achieve full qualification for that Product. The successful completion of the procedures outlined in Subsections 4.2.1 through 4.2.4, inclusive, is herein referred to as "Production Qualification".

                  4.2.5 Prior to the completion of full Production Qualification for each Product, a Buyer may, by giving at least five (5) Business Days' notice to Seller, terminate the production of any Test Wafers specified in Subsection
4.2.4 or Risk Wafers, and Seller will do so following the


                                       13
                                                       FUTURE PURCHASE AGREEMENT

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission by Altera Corporation on August 14, 1996. The omitted portions have been filed separately with the Commission.

completion of the Process steps at which such Test Wafers or Risk Wafers reside at the time Seller receives such notice. The terminating Buyer shall pay Seller for all the Test Wafers or Risk Wafers so affected, and the prices for such Test Wafers or Risk Wafers shall be the respective purchase prices specified in the Pricing Schedule, equitably prorated based on the completed stage of production.

                  4.2.6 Once Production Qualification has been achieved for a Product, such Product is a Proven Product, and Seller will produce that Proven Product pursuant to Purchase Orders issued by Buyers and accepted by Seller under Section 6.1 below.

                                    ARTICLE 5
               OTHER AGREEMENTS RELATING TO PRODUCTION AND SUPPLY

         5.1 QUANTITY REQUIREMENT. Subject to the Buyers' Maximum Purchase Shares, Seller agrees to use commercially reasonable efforts to meet all the quantity requirements of the Buyers for Products.

         5.2 ACCELERATE SUPPLY. It is anticipated that from time to time there may be instances where an accelerated lead and cycle time is required to serve the needs of a Buyer, and in such instances, Seller shall, upon mutually agreed upon terms and conditions, use commercially reasonable efforts to accelerate the schedule of production for Proven Products or Risk Wafers and/or increase the manufacturing volume in order to meet that Buyer's needs.

         5.3 MODIFICATIONS TO EXISTING PROCESSES OR SPECIFICATIONS. If a Buyer desires that Seller make modifications to a Qualified Process or to the Quality and Reliability Specifications, such Buyer shall give Seller written notice thereof, and within a reasonable amount of time after Seller's receipt of Buyer's notice, Seller shall notify the Buyer in writing of any additional costs associated with making such modifications (including, without limitation, retooling costs), any adjustments in price, production, delivery schedule, and any other terms and conditions of this Agreement that are necessary to make such modifications (collectively, the "Modification Costs"). Within thirty (30) days of its receipt of Seller's written notification of any such Modification Costs, such Buyer shall either agree in writing to accept the obligation to pay Seller any such Modification Costs or the Buyer may, in the exercise of its sole and absolute discretion, withdraw its request that such modifications be made. Seller shall not incur any Modification Costs on behalf of a Buyer unless and until Seller has received Buyer's written agreement to pay the Modification Costs. In addition to the foregoing requirement, any such requested modifications must be acceptable to Seller and further must pass the Production Qualifications procedures set forth in Section 4.2. If a requested modification is unacceptable to Seller, or if it fails to pass the qualifications procedures set out in Section 4.2, then Seller will continue to manufacture the Proven Product in question in accordance with the existing Qualified Process and/or the existing Quality and Reliability Specifications, in which event the notifying Buyer shall be obligated to continue to purchase such Proven Product as so manufactured. Once a Buyer has agreed to pay Modification Costs, such Buyer shall pay to Seller all such Modification Costs within thirty (30)


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days of Seller's invoice therefor. If Seller does not receive full payment of
Modification Costs within thirty-five (35) days after the date of invoice, the invoice price shall bear interest from the date of invoice until paid in full at the annual rate equal to 5% above the prime or reference rate for commercial borrowing announced by Bank of America N.T. & S.A., as such rate changes from time-to-time; provided, however, that in no event shall such interest rate exceed the highest rate permissible under applicable law.

         5.4 ADDITIONS OR SUBSTITUTIONS OF PRODUCTS. If a Buyer desires that Seller add or substitute a similar Product type using a Qualified Process (i.e., one that has not been assigned a current product model number) such Buyer shall give Seller written notice thereof. Within a reasonable amount of time after Seller's receipt of a Buyer's notice, Seller shall notify the Buyer in writing of any additional cost associated with adding or substituting a similar Product type (the "Additional Costs"). Within thirty (30) days of its receipt of Seller's written notification of Additional Costs, such Buyer shall either agree in writing to accept the obligation to pay Seller all such Additional Costs or the Buyer may, in the exercise of its sole and absolute discretion, withdraw the request for such addition or substitution. Seller shall not incur any Additional Costs on behalf of the Buyer unless and until Seller has received Buyer's written agreement to pay the Additional Costs and Seller and the Buyer have agreed upon the purchase price for such similar Product type. Thereafter, Seller shall use commercially reasonable efforts to produce such similar Product type as requested, subject to such similar Product type achieving Production Qualification under the procedures set forth in Section 4.2. Once a Buyer has agreed to pay Additional Costs, such Buyer shall pay to Seller all such Additional Costs within thirty (30) days of Seller's invoice therefor. If Seller does not receive full payment of Additional Costs within thirty-five (35) days after the date of invoice, the invoice price shall bear interest from the date of invoice until paid in full at the annual rate equal to 5% above the prime or reference rate for commercial borrowing announced by Bank of America N.T. & S.A., as such rate changes from time-to-time; provided, however, that in no event shall such interest rate exceed the highest rate permissible under applicable law.

         5.5 VENDOR INFORMATION. Upon a Buyer's written request, Seller shall provide the Buyer with (a) Process control information, including but not limited to: Process and electrical test yield results, current Process specifications, calibration schedules and logs for equipment, environmental monitor information for air, gasses and DI water, documentation or operator qualification and training, documentation of traceability through Seller's operation, Process verification information, and Seller's trouble reports with respect to Process control information; and (b) a status of work-in-process.

         5.6 PROCESS RECORDS. Seller shall maintain, for a period of five (5) years from the date that any Qualified Process was performed to produce Proven Products, accurate records describing in detail such Qualified Process on a by-die-lot basis. Seller shall give each Buyer the right, at any time during Seller's normal business hours and upon reasonable notice, to inspect and make copies of any of Seller's Qualified Process records.

         5.7 TRADEMARKS. With respect to trademarks, the Parties agree as follows:


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                  5.7.1 Except as authorized in Subsection 5.7.2, Seller shall not, at any time, in any place, or in any manner, utilize the trademarks of the Buyers, nor any name or logo confusingly similar thereto, in connection with Seller's business activities, or in the manufacture, use, sale or other disposition of Products, or in any other way whatsoever.

                  5.7.2 To the extent and only to the extent required by any Buyer, such Buyer may give Seller written authorization to symbolize or otherwise mark Proven Products with the authorizing Buyer's trademarks or other proprietary logos.

                 5.7.3 No Buyer shall, at any time, in any place, or in any manner utilize the trademarks of Seller or any of the other Buyers, or any name or logo confusingly similar thereto, in connection with the Buyer's business activities, or the use, sale or other disposition of Products, or in any other way whatsoever.

         5.8 MASK SET PROTECTION. Seller shall protect all mask sets, whether transferred from a Buyer (or its customer) or obtained by Seller from a mask vendor of a Buyer (or its customer), as trade secrets of each Buyer in accordance with the confidentiality provisions of (a) Article 15 hereof, and (b) any license or confidentiality agreement entered into between Seller and a Buyer or any Affiliate thereof. Any masks generated by Seller from a Buyer's database tapes shall be the property of the Buyer. When any mask set is no longer usable by Seller for the purposes hereof, or upon the termination or expiration hereof, Seller shall either immediately return such mask set to the appropriate party, or upon such party's written instructions, destroy such mask set and provide such party with written certification of such destruction. The Buyers understand that mask sets, if not used for a specified period of time, will be handled in accordance with Seller's idle mask policy then in effect. Seller agrees, upon written request of a Buyer, to disclose its idle mask policy to such Buyer. It shall be a Buyer's responsibility to advise its customers of Seller's idle mask policy.

         5.9 RIGHTS TO INSPECT AND MONITOR PRODUCTION. Each Buyer shall have the following rights to inspect and monitor production at the Foundry:

                  5.9.1 Each Buyer (or, in the case of TSMC, any of its customers) shall have the right to maintain at the Foundry, at its sole discretion and expense, one or more resident representatives for the purpose of ensuring compliance with the Quality and Reliability Specifications applicable to Proven Products and otherwise aiding the Buyer in exercising its rights under this Section 5.9. Seller shall provide suitable office space for use by such representative(s) and shall provide access to the Foundry as is required for assuring said compliance. Such inspectors may conduct independent source inspections, at the Buyer's (or such customer's) expense, prior to shipment. Office space provided to such inspectors, telephone, telecopy, photocopy and any other office services used by such inspectors shall be billed to the Buyer (or to such customers) on a full-cost-recovery basis, as determined by Seller's management.

                  5.9.2 Seller agrees to allow each Buyer (or, in the case of TSMC, any of its customers) to perform, upon reasonable written notice to Seller, quality or yield audits of the


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Foundry. Any such audit shall be conducted (a) at the expense of the Buyer (or such customer) and (b) in a manner designed to cause the least possible disruption to production at the Foundry. Prior to commencing any such audit, Buyer (or such customer) shall submit for Seller's prior approval an audit plan specifying the scope of its audit, the personnel to be involved therein, and the estimated time required to complete the audit. Seller shall not unreasonably withhold its consent to such plan, provided that as conditions precedent to Seller's consent to any such audits the Buyer or such customer, as the case may be, and each individual involved in the audit shall execute and deliver a confidentiality agreement in the form of Exhibit "J" attached hereto.

                  5.9.3 During completion of production lots, each Buyer (or any of its customers) shall have the right to perform monitoring tests and may recommend disposition/corrective action where variance from the Quality and Reliability Specifications exists. Seller shall support this activity with quality trend reports and such other documentation as shall be requested from time to time by the Buyer (or such customer). In addition, if at any other time the Buyer (or such customer) detects variances from Quality and Reliability Specifications, the Buyer (or such customer) may recommend such corrective actions to Seller.

                  5.9.4 Subject to a Buyer's customer signing a confidentiality agreement with Seller substantially in the form of Exhibit "K," Seller shall grant to such customer the right to inspect the Foundry, to conduct quality audits of the Foundry, and to review Design Rules at the Foundry.

         5.10 OBTAIN GRANT OF NON-EXCLUSIVE MANUFACTURING RIGHTS. To the extent that the proposed manufacture of any Products ordered by a Buyer hereunder requires, in the reasonable judgment of Supplier, the grant of non-exclusive Intellectual Property Rights (including, by way of illustration but without limitation, a nonexclusive grant in mask work rights, copyrights, patents, utility models or design rights and applications for any of the foregoing) to avoid infringement resulting from manufacture or sale of such Products, the Buyer agrees to obtain and grant to Seller non-exclusive rights in such Intellectual Property Rights relating to ordered Products, whether by way of non-exclusive license, sublicense, have-made rights or otherwise, for the sole purpose of manufacturing such Products for sale to the Buyer. Any such grant of non-exclusive Intellectual Property Rights shall not confer the right on Seller to grant rights to others under any of the foregoing (unless expressly provided for in the granting instrument). Notwithstanding the foregoing, a Buyer may decline to obtain a license in such Intellectual Property Rights if the Buyer executes and delivers to Seller a written indemnification agreement substantially in the form of Exhibit "L" attached hereto, whereby the Buyer agrees to indemnify, defend and hold Seller harmless from any Claims of infringement or misappropriation asserted by holders of such Intellectual Property Rights. Seller will not manufacture or deliver Proven Products, Test Wafers or Risk Wafers unless and until the Buyer has (a) obtained and granted the necessary non-exclusive Intellectual Property Rights to Seller; or (b) executed and delivered to Seller such indemnity agreement. The provisions of this Section 5.10 shall not apply to any Process covered by Supplier's indemnification obligations under Section 11.1 below.

         5.11 UNIQUE PROCESSES, METHODS OR MATERIALS. If a Buyer desires that Seller load a Process, method or materials at the Foundry that is unique to the Buyer (i.e., one that (a) in the



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case of a Process, deviates from a Qualified Process that is then in use at the
Foundry, and (b) in the case of a method and materials, deviates from methods and materials then in use or production at the Foundry), such Buyer shall give Seller written notice thereof. If Seller agrees to load a unique Process, method or materials at the Foundry, then within a reasonable amount of time after Seller's receipt of the Buyer's notice, Seller shall notify the Buyer in writing of any additional costs associated with such unique Process, method or materials, including, without limitation, purchase part and work-in-process inventory, supplies, tooling, and any equipment that is specific to such unique Process, method or materials (collectively, "Unique Costs"). Within thirty (30) days of its receipt of Seller's written notification of Unique Costs, such Buyer shall either agree in writing to accept the obligation to pay Seller all such Unique Costs or the Buyer may, in the exercise of its sole and absolute discretion, withdraw the request for such unique Process, method or materials. Seller shall not incur any Unique Costs on behalf of a Buyer unless and until Seller has received Buyer's written agreement to pay such Unique Costs. Once a Buyer has agreed to pay Unique Costs, such Buyer shall pay to Seller all such Unique Costs within thirty (30) days of Seller's invoice therefor. If Seller does not receive full payment of Unique Costs within thirty-five (35) days after the date of invoice, the invoice price shall bear interest from the date of invoice until paid in full at the annual rate equal to 5% above the prime or reference rate for commercial borrowing announced by Bank of America N.T. & S.A., as such rate changes from time-to-time; provided, however, that in no event shall such interest rate exceed the highest rate permissible under applicable law.

         5.12 ADJUSTMENT IN CAPACITY RIGHTS AND OBLIGATIONS; ADMISSION OF NEW BUYERS.

                  5.12.1 ADJUSTMENT. Unless otherwise agreed in writing by the Parties, any adjustment in the Buyers' Percentage Interests which results in a change in their Adjusted Percentage Interests (as defined in Subsection 1.1.3) shall not become effective for purposes of the Buyers' Basic Purchase Shares until the thirteenth (13th) week after the date upon which the adjustment in Percentage Interests occurs pursuant to the LLC Agreement, and unless agreed otherwise by Seller and each Buyer under a Purchase Order, no such adjustment in Percentage Interests, when so effective, shall operate to cancel, amend or otherwise affect any Purchase Orders accepted by Seller prior to the date that such adjustment in Percentage Interests is so effective.

                  5.12.2 NEW BUYERS. A Person (a) which is admitted to membership in Seller (i) pursuant to Section 3.3 or 10.5 of the LLC Agreement or
(ii) following a permitted Transfer of a Membership Interest or part thereof by a member of Seller and (b) which acquires pursuant to the LLC Agreement (or any amendment thereof) rights and obligations to purchase Products from Seller shall be become a Buyer upon executing and delivering to the Board of Directors such instruments, including an agreement to be bound by the terms hereof, as are reasonably satisfactory in form and substance to the Board of Directors.

         5.13 CERTAIN TERMS APPLICABLE TO TEST WAFERS. The provisions of
Section 6.2 through 6.5, inclusive, and Article 7 respecting Proven Products shall be equally applicable to Test Wafers. There is no product warranty under
Article 9 for Test Wafers unless Seller and the


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applicable Buyer agree to such warranty in writing prior to shipment. If Seller and the applicable Buyer do enter into such a written product warranty, then Test Wafers covered by such warranty shall be treated as Proven Products under the provisions of Article 9. Additionally, Test Wafers covered by such written product warranty shall be treated as Proven Products under Article 8. If Test Wafers are not covered by a written product warranty, then Seller shall provide the applicable Buyer with Seller's Wafer acceptance test parameters and outgoing visual acceptance criteria (such parameters and criteria, collectively, the "Wafer Acceptance Criteria"). If on delivery of Test Wafers to such Buyer, the Test Wafers fail an incoming test under the Wafer Acceptance Criteria, such Test Wafers shall be deemed to be defective. Any such defective Test Wafers may be returned within 120 days of the Buyer's receipt thereof to Seller, F.O.B. the Foundry, and if such defective Test Wafers are indeed defective and not caused by Abuse and Misuse (as defined below), then Seller shall, at its option, either repair, replace or credit the Buyer for such defective Test Wafers; and furthermore, Seller shall return any such Test Wafers repaired or replaced to the applicable Buyer, transportation prepaid, and shall reimburse the Buyer for the transportation charges paid by it for returning such defective Test Wafers to Seller. Any dispute regarding whether Test Wafers fail an incoming test under the applicable Wafer Acceptance Criteria or whether Test Wafers have been subjected to Abuse and Misuse shall be resolved in accordance with Article 17.

         5.14 CERTAIN TERMS APPLICABLE TO RISK WAFERS RUN ON A QUALIFIED PROCESS. For any Risk Wafers run on a Qualified Process ("RWRQPs"), Seller shall provide the applicable Buyer with Seller's Wafer Acceptance Criteria (as that term is defined in Section 5.13). If on delivery of RWRQPs to such Buyer, the RWRQPs fail an incoming test under the Wafer Acceptance Criteria, such RWRQPs shall be deemed to be defective. Any such defective RWRQPs may be returned within one hundred twenty (120) days of the Buyer's receipt thereof to Seller, F.O.B. the Foundry, and if such defective RWRQPs are indeed defective and not caused by Abuse and Misuse (as defined below), then Seller shall, at its option, either repair, replace or credit the Buyer for such defective RWRQPs; and furthermore, Seller shall return any such RWRQPs repaired or replaced to the applicable Buyer, transportation prepaid, and shall reimburse the Buyer for the transportation charges paid by the Buyer for returning such defective RWRQPs to Seller. Any dispute regarding whether RWRQPs fail an incoming test under the applicable Wafer Acceptance Criteria or whether RWRQPs have been subjected to Abuse and Misuse shall be resolved in accordance with Article 17.

         5.15 SALE OF RISK WAFERS. Seller shall sell Risk Wafers if so requested by a Buyer, subject to the negotiation of a mutually acceptable risk start agreement.


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                                    ARTICLE 6
                                    PURCHASES

         6.1  PURCHASE ORDERS.

                  6.1.1 Subject to the provisions of Section 3.3 and 4.1, each Buyer shall place Purchase Orders for such quantities of Products according to the current Production Plan. The Purchase Orders shall (a) be open purchase orders for fixed quantities of Products; (b) constantly cover a twelve (12) week period (unless Seller's standard production lead time for a particular Product exceeds twelve (12) weeks, in which case Purchase Orders for such Product shall constantly cover a period that is two weeks longer than Seller's standard production lead time for the Product in question); (c) be placed with Seller no later than sixty (60) days prior to the shipment date specified in such Purchase Order; (d) constitute firm purchase obligations on the part of each Buyer, and
(e) be final, subject only to acceptance by Seller, which acceptance shall not be unreasonably withheld or delayed. Seller may accept a Buyer's Purchase Order(s) either by written acknowledgement of the Purchase Order(s) placed or by shipment of the Products ordered. On or before seven (7) Business Days prior to the date that Seller commences production of Proven Products ordered by a Buyer, such Buyer may substitute other Proven Products that have a currently-assigned product model number for those actually ordered without incurring any administrative cost therefor.

                  6.1.2 Purchase orders otherwise to be placed by TSMC in the manner specified in Subsection 6.1.1 may be placed by any customer of TSMC directly to Supplier. Supplier shall accept any such customer's purchase order that otherwise conforms to the requirements hereof.

                  6.1.3 Seller shall notify a Buyer of any anticipated problems in filling a Purchase Order within twenty-five (25) days following its receipt. To the extent that the terms of any Purchase Order or any Seller corresponding quotation, order acknowledgment, or invoice conflict herewith, this Agreement shall be controlling unless Seller and the Buyer placing the Purchase Order expressly agree to the contrary. To the extent that the terms of any Purchase Order conflict with the terms of Seller's corresponding quotation, order acknowledgment, or invoice (the so-called "battle of the forms"), Seller's quotation, order acknowledgement or invoice shall be controlling unless Seller and the Buyer placing the Purchase Order expressly agree to the contrary.

         6.2 PRICE. Seller shall sell Proven Products, Test Wafers and Risk Wafers to Buyers in accordance with the Pricing Schedule in effect at the time of shipment, subject to the following:

                  6.2.1 The prices quoted in each Pricing Schedule shall be firm and valid until the Pricing Schedule is amended in accordance with Subsections 6.2.3(b) or 6.2.3(c).

                  6.2.2 The Prices quoted in the Pricing Schedule are in U.S. currency and net of any and all taxes and duties, including but not limited to customs duties, sales tax, value added tax, use tax, and excise tax. Each Buyer shall be responsible for all applicable taxes (including


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one or more of the above taxes), in addition to the prices quoted in the Pricing
Schedule that relate to a Buyer's order.

                  6.2.3 The initial pricing, quarterly pricing and annual pricing shall be set as follows:

                           (a) The initial pricing under this Agreement shall be the prices quoted on the Pricing Schedule attached to the Original Purchase Agreement on the date that the Original Purchase Agreement expired or terminated, which Pricing Schedule shall be deemed to be attached hereto as Exhibit "A" as the initial Pricing Schedule hereunder.

                           (b) On a Quarterly basis, Seller shall do the following: For each Process loaded or to be loaded at the Foundry, Seller shall exert its best efforts to obtain from TSMC Taiwan an average price for such Process in use at all of TSMC Taiwan's and its Affiliates' Taiwanese semiconductor-wafer manufacturing plants in the previous calendar quarter, and such average price shall be the "Market Price" for each such Process to be used to manufacture Products at the Foundry. Within ten (10) Business Days after the beginning of each Quarter, Seller shall provide each Buyer in writing with its determination of the Market Price (based on the prior calendar quarter) for each Process used to manufacture Products included in the Buyer's then-current rolling six (6) Month forecasts ("Seller's Quarterly Pricing Report"). If the Market Price (as set forth in Seller's Quarterly Pricing Report) for the Process to be used to manufacture a particular Product deviates, up or down, by more than three percent (3%) from the price of such Process used to calculate pricing for Products shown on the Pricing Schedule, the price for the Process and for each Product in question shall be revised accordingly, and such revised price shall be reduced to writing and signed by the Parties, and shall be deemed to be attached hereto as an addendum to Exhibit "A", which shall be the new Pricing Schedule in respect to that Product. If any one or more of the Buyers objects to any Market Price set by Seller in Seller's Quarterly Pricing Report, (the "Objecting Buyers"), then the Objecting Buyers may request that Seller obtain permission from TSMC Taiwan to conduct an audit of TSMC Taiwan's and its Affiliates' books and records containing information necessary to confirm Seller's calculation of such Market Price for each Process and Product in question. If such permission is granted by TSMC Taiwan, the audit shall be conducted by Price Waterhouse & Company or by another public accounting firm nationally recognized in the United States of America selected by the Objecting Buyers and reasonably acceptable to TSMC Taiwan. Seller shall exert its best efforts to cause TSMC Taiwan to cooperate in the audit, cause its Affiliates to do the same, and, if requested by the auditors, shall request any subcontractor of TSMC Taiwan or of a TSMC Taiwan Affiliate to likewise cooperate. The Objecting Buyers shall pay the cost of the audit unless the audit reveals a discrepancy of more than three percent (3%) from the Market Price in the average price of any Process and the related Product in question, which three percent (3%) discrepancy must result in a higher Market Price quoted by Seller than calculated by the auditors based on their audit of TSMC Taiwan's and its Affiliates' relevant books and records. The auditor's calculations shall be based on TSMC


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         Taiwan's standard procedures for translating pricing of Processes into pricing for Products manufactured by such Processes. In the event of such three percent (3%) discrepancy, Seller shall pay the cost of the audit, the price for the Process in question as established by the audit shall be the new price for such Process, and the auditors shall calculate the pricing for Products to be manufactured using such Process based upon TSMC Taiwan's standard procedures for translating pricing of Processes into pricing for Products manufactured by such Processes. The new prices as established by the auditors shall be reduced to writing and signed by the Parties and shall be deemed to be attached hereto as an addendum to Exhibit "A", which shall be the new Pricing Schedule in respect to the Products in question. In no event shall there be more than two (2) audits of Seller's Quarterly Pricing Report figures in any calendar year.

                           (c) The Parties shall annually renegotiate the prices for all Processes used to manufacture Products for each succeeding calendar year, which annual price negotiation shall commence on or about August 1 of the then-current year. In advance of the annual price negotiation, Seller shall provide each Buyer in writing with its determination of the Market Price for each Qualified Process used to manufacture Products included in the Buyer's then-current rolling six
         (6) Month forecast. Once the Parties have agreed upon the renegotiated prices for a succeeding year, such renegotiated prices shall be reduced to writing and signed by the Parties, and shall be deemed to be attached hereto as Exhibit "A" as the Pricing Schedule in effect at the beginning of such year such year. If no agreement can be reached with respect to renegotiating prices by September 30 of the then-current year, the Parties shall submit pricing to binding arbitration under
         Section 17.3 through 17.7, inclusive; subject to the further provisions of Subsection 6.2.3(d).

                           (d) With respect to binding arbitration conducted pursuant to Subsection 6.2.3(a) and 6.2.3(c) above, in advance of the hearing each Party shall submit to the arbitrator and exchange with the other Parties their last best offers with respect to pricing. In addition to the matters set forth in Section 17.3 through 17.7, the arbitrator shall base his award on his determination of Market Price (as defined in Subsection 6.2.3(b) above) for each Process to be used for manufacture of Products hereunder, and on his determination of price for each Product manufactured by means of such Process, based on TSMC Taiwan's standard procedures for translating pricing of Processes into pricing for Products manufactured by such Processes. The highest price submitted by any Party for a specific Product shall be the maximum price that the arbitrator shall be empowered to award for that Product, and the lowest price for a specific Product submitted by any Party shall be the minimum price that the arbitrator shall be empowered to award for that Product. For each Product, it is understood among the Parties that if the arbitrator awards an amount between (and including) the minimum and maximum prices submitted by the Parties for such Product, then the exact award amount shall be the price set for that Product in the applicable year. The prices as so set by the arbitrator thereafter shall be subject to quarterly adjustment as described in Subsection 6.2.3(b) above.


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                           (e) All pricing for Products calculated or published
         pursuant to this Section 6.2 shall be expressed as a price per Wafer.

         6.3 INVOICE. Upon shipment of any Proven Products, Test Wafers or Risk Wafers, Seller shall invoice the sale. Applicable taxes, freight, and insurance paid by Seller shall be separately stated on the invoice.

         6.4 PAYMENT. Unless otherwise agreed upon by Seller and the ordering Buyer, payment terms shall be net due thirty (30) days after the date of Seller's invoice (the "Invoice Payment Date"). For any invoice that is due and owing under this Section 6.4 which is not paid within thirty-five (35) days after the date of invoice, the invoice amount shall bear interest from the Invoice Payment Date until paid in full at the annual rate equal to 5% above the prime or reference rate for commercial borrowing announced by Bank of America N.T. & S.A., as such rate changes from time to time; provided, however, that in no event shall such interest rate exceed the highest rate permissible under applicable law. Any payment made hereunder shall be in U.S. dollars.

         6.5 NO LIMITATION ON BUYER'S PRICING. The prices charged by Seller to a Buyer hereunder shall not limit in any way the prices that the Buyer may charge its customers.

                                    ARTICLE 7
                                    DELIVERY

         7.1 DELIVERY. Seller agrees to make all commercially reasonable efforts so that Proven Products or Risk Wafers shall be delivered to a Buyer's designated delivery point in accordance with its "route and ship to" instructions on the date(s) set forth in any Purchase Order(s) accepted by Seller.

         7.2 SHIPMENTS F.O.B. Shipments shall be made F.O.B. the Buyer's designated place of delivery point (the "F.O.B. Point") as designated in the Buyer's "route and ship to" instructions. All title and risk of loss or damage shall be borne by Seller from the time of Seller's delivery of Proven Products or Risk Wafers to a common carrier at the Foundry until delivery to the F.O.B. Point.

         7.3 PACKAGING AND SHIP DATE. Seller shall package, or cause the packaging of, Proven Products or Risk Wafers for secure shipment according to good manufacturing practices in consideration of the method of shipment chosen. The date of the bill of lading or other receipt issued by the carrier shall be proof of the date and fact of shipment of Proven Products or Risk Wafers.

         7.4 PARTIAL SHIPMENTS. Partial shipments are allowed, so long as full shipment of the appropriate quantities are made by +/-10 days of delivery dates specified in Purchase Orders

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accepted by Seller. Such partial shipments may be invoiced individually or in combination with all the other partial shipments made for the same Purchase Orders.

         7.5 FAILURE TO MEET DELIVERY DATES. Delivery made within +/-10 days of the delivery dates specified in Purchase Orders accepted by Seller are deemed timely delivery. No Buyer shall be entitled to damages or specific performance for any material failure by Seller, which failure is the direct result of any act or omission of the Buyer, its employees or agents (or any act or omission of the Buyer's customer or the customer's employees or agents). Seller shall not be liable for any penalty or any indirect, special, incidental or consequential damages imposed upon or incurred by a Buyer as a result of failure of Seller to timely deliver Proven Products or Risk Wafers.

         7.6 FORCE MAJEURE. Whenever any actual or potential event of Force Majeure that reasonably can be anticipated (e.g., a labor dispute) delays or threatens to delay the timely performance of any delivery under a Purchase Order, Seller shall promptly give notice thereof to the impacted Buyer. Whenever any actual or potential event of Force Majeure reasonably can be anticipated to delay or threaten to delay a Buyer's ability to accept delivery under a Purchase Order, such Buyer shall promptly give notice thereof to Seller.

                                    ARTICLE 8
                      INCOMING TEST; ACCEPTANCE AND RETURNS

         8.1 INCOMING TESTING. Seller and the Buyers ordering Proven Products in question shall agree upon inspection and testing methods, which shall be signed by Seller and such Buyers, and attached hereto as Exhibit "G". Each Buyer may perform incoming inspection and testing on each shipment of Proven Products received hereunder in accordance with the agreed-upon inspection and testing methods. If such Proven Products fail to conform to the applicable Quality and Reliability Specifications, or otherwise fail the inspection and testing standards set forth on Exhibit "G", the Buyer shall have the right to return such Proven Products to Seller for rework or replacement at no cost to Buyer or for credit in accordance with the terms and conditions of Section 9.1 below. Except as otherwise provided in Section 5.14, Risk Wafers may not be returned.

         8.2 ACCEPTANCE. Buyers shall accept all conforming tenders of Proven Products delivered under this Agreement, and shall notify Seller in writing, within (a) thirty (30) days following the delivery of any Proven Products whose individual dies have been functionally probed or (b) sixty (60) days following the delivery of any other Proven Products, as to either acceptance or rejection thereof. If no notification indicating rejection is received by Seller within the above time period, then such Proven Products shall be deemed accepted. Except as otherwise provided in Section 5.14, Risk Wafers must be accepted.



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         8.3 RETURNS. Defective Proven Products (either detected by incoming inspection and testing or during the warranty period) shall be returned to Seller in accordance with the terms and conditions of Section 9.1 below.

                                    ARTICLE 9
                                PRODUCT WARRANTY

         9.1 SELLER'S WARRANTY. Seller warrants that the Proven Products delivered hereunder shall meet the Quality and Reliability Specifications and shall be free from defects in materials and workmanship under normal use for a period of one (1) year from the date of shipment. If, during the one year period, (a) Seller is notified promptly in writing upon discovery of any defect in the Proven Products, including a detailed description of the alleged defect,
(b) such Proven Products are returned to Seller, F.O.B. the Foundry, and (c) such Proven Products are indeed defective and not caused by accident, abuse, misuse, neglect, improper installation or packaging, repair or alteration by someone other than Seller, or improper testing or use contrary to any instructions given by Seller (collectively, "Abuse or Misuse"), then Seller shall, at its option, either repair, replace, or credit a Buyer for such defective Proven Products. Seller shall return any Proven Products repaired or replaced under this warranty to a Buyer transportation prepaid, and shall reimburse a Buyer for the transportation charges paid by the Buyer for returning such defective Proven Products to Seller. The performance of this warranty shall not act to extend the one-year warranty period for any Proven Products repaired or replaced beyond that period applicable to such Proven Products as originally delivered. There is no warranty for Risk Wafers. Unless otherwise expressly agreed to the contrary by Seller and a Buyer in writing prior to shipment, there is no warranty for Test Wafers.

         9.2 LIMITED WARRANTY. THE WARRANTIES HEREIN (A) ARE EXCLUSIVE AND STATED IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, STATUTORY, OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED; AND (B) NEITHER ASSUME NOR AUTHORIZE ANY OTHER PARTY TO ASSUME FOR SELLER ANY OTHER LIABILITIES IN CONNECTION WITH THE MANUFACTURE OR SALE OF PROVEN PRODUCTS. THE WARRANTIES SHALL NOT APPLY TO ANY PROVEN PRODUCTS WHICH HAVE BEEN SUBJECTED TO ABUSE OR MISUSE (AS DEFINED IN SECTION 9.1 ABOVE).

         9.3 SELLER'S INSPECTION RIGHTS. Notwithstanding the provisions of
Section 9.1 above, prior to any return of allegedly defective Proven Products by a Buyer pursuant to Section 9.1, such Buyer shall first afford Seller the opportunity, upon Seller's request, to inspect the allegedly defective Proven Products at such Buyer's facilities. If Seller thereby determines that the allegedly defective Proven Products are defective or non-conforming with the applicable Quality and Reliability Specifications, or that such alleged defects are caused by defects in material or workmanship of Seller, as the case may be, then the Buyer shall be entitled to repair, replacement


                                       25
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or credit under Section 9.1. If Seller determines that such allegedly defective
Proven Products are not defective or conform with the applicable Quality and Reliability Specifications, the disagreement with respect to defectiveness or non-conformity shall be resolved pursuant to Article 17. Inspection and determination by Seller under this Section shall not be unreasonably withheld or delayed.

                                   ARTICLE 10
              LIMITATION ON DAMAGES; CONTRACTUAL LIMITATIONS PERIOD

         10.1  LIMITATION ON DAMAGES.

                  10.1.1 WITH THE EXCEPTION OF ANY LOSS, LIABILITY, DAMAGE OR OBLIGATION ARISING OUT OF OR RELATING TO DISCLOSURE OF PROPRIETARY INFORMATION IN VIOLATION OF ARTICLE 15, NO PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS OR LOSS OF USE) SUFFERED BY ANY OTHER PARTY ARISING FROM OR RELATING TO A PARTY'S PERFORMANCE, NON-PERFORMANCE, BREACH OF OR DEFAULT UNDER A COVENANT, WARRANTY, REPRESENTATION, TERM OR CONDITION HEREOF. EXCEPT AS SPECIFICALLY PROVIDED IN THE PRECEDING SENTENCE, EACH PARTY WAIVES AND RELINQUISHES CLAIMS FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NOTWITHSTANDING SUCH WAIVER AND RELINQUISHMENT, WITH RESPECT TO ANY LOSS, LIABILITY, DAMAGE OR OBLIGATION ARISING OUT OF OR RELATING TO DISCLOSURE OF PROPRIETARY INFORMATION IN VIOLATION OF ARTICLE 15, A PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE (INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR LOSS OF USE) SUFFERED BY ANY OTHER PARTY ARISING FROM OR RELATING TO A PARTY'S NON-PERFORMANCE, BREACH OF OR DEFAULT UNDER SAID
ARTICLE 15.

                  10.1.2 NO PARTY SHALL HAVE THE RIGHT TO RECOVER PUNITIVE DAMAGES FROM ANY OTHER PARTY, AND EACH PARTY HEREBY WAIVES AND RELINQUISHES ANY AND ALL PUNITIVE DAMAGE CLAIMS.

                  10.1.3 THE LIMITATIONS ON LIABILITY AND DAMAGES SET FORTH IN SUBSECTIONS 10.1.1 AND 10.1.2 APPLY TO ALL CAUSES OF ACTION THAT MAY BE ASSERTED HEREUNDER, WHETHER SOUNDING IN BREACH OF CONTRACT, BREACH OF WARRANTY, TORT, PRODUCT LIABILITY, NEGLIGENCE OR OTHERWISE.

         10.2 CONTRACTUAL LIMITATIONS PERIOD. Any arbitration, litigation, judicial reference, mediation, or other legal proceeding involving the Parties shall be commenced within two (2) years after the accrual of the cause of action, except (a) for arbitration, litigation, judicial


                                       26
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reference, mediation, or other legal proceedings in respect to claims for indemnification hereunder, which claims shall be commenced within the statutory limitations period provided by applicable law; and (b) where there is an affirmative misrepresentation of a material fact that was relied upon and the relying Party was entitled to rely thereon, or where a Party fraudulently concealed the existence of a cause of action, the claims shall be commenced within two (2) years of the date that the aggrieved Party discovered the material facts giving rise to the cause of action.

                                   ARTICLE 11
                                   INDEMNITIES

         11.1 INTELLECTUAL PROPERTY INDEMNITY. Subject to the limitations set forth in Article 10 and in Subsection 11.1.1 below, Seller shall, at its expense and at a Buyer's request, defend or settle any Claim brought against the Buyer to the extent that it is based solely on an allegation that a Process that is normally specified and used by Seller in the manufacture of a Proven Product or RWRQPs pursuant to this Agreement directly infringes any Intellectual Property Rights of a third party, and Seller shall pay all costs and damages finally awarded against such Buyer for such infringement, provided that such Buyer complies with the provisions of Section 11.4 below.

                  11.1.1 Seller shall have no liability under this Agreement for any Claim (a) where infringement is attributable, in whole or in part, to (i) Seller's compliance with or implementation of any Buyer's instructions, specifications, designs, mask works, utility models, or requirements, (ii) a Process (insofar as a Process or any part thereof has been specified by a Buyer to Seller and the deviation of the Buyer's specifications from Seller's normal specifications causes direct or contributory infringement), or (iii) other information or materials provided by a Buyer to Seller for the performance of this Agreement, or (b) relating to Risk Wafers that are not run on a Qualified Process, and the applicable Buyer shall indemnify, defend, protect and hold Seller harmless from and against any and all such Claims, provided that Seller complies with the provisions of Section 11.4 below.

                  11.1.2 If the court or a settlement enjoins the use of a Process by Seller, or if, in Seller's opinion, a Process is likely to become the subject of a claim of infringement, then the Party providing the Process shall have the option to modify such Process so that it becomes non-infringing, substitute a substantially equivalent non-infringing Process, or obtain the right to continue using such Process. If the curative actions described in the preceding sentence cannot be accomplished within a reasonable period of time, Seller shall have the right to decline to manufacture or to continue to manufacture Proven Products or Risk Wafers using such Process.

                  11.1.3 The foregoing states the entire liability and exclusive remedies of Seller and each Buyer for infringement of a third party's Intellectual Property Rights by Proven Products, Test Wafers, Risk Wafers or Processes used to manufacture any Products furnished hereunder.

         11.2 PERSONAL INJURY INDEMNITY. Each Buyer shall indemnify, defend, protect and hold Seller harmless against any and all Claims arising out of injury or death of any of such Buyer's


                                       27
                                                       FUTURE PURCHASE AGREEMENT
personnel assigned to work at the Foundry, or while performing tasks at the Foundry pursuant hereto or any other agreement or instrument to which a Buyer and Seller are parties in connection herewith, notwithstanding that such personnel are in Seller's care, custody or control while at the Foundry, provided that this indemnity shall not apply in any instance in which such Claims are based upon the gross negligence or willful misconduct of Seller or its employees or agents.

         11.3  PRODUCT LIABILITY.

                  11.3.1  Except as otherwise expressly provided herein:

                           (a) Seller shall have no liability under this Agreement or otherwise for any product liability Claim with respect to any of the Proven Products, Risk Wafers or Test Wafers, whether such product liability Claim is based on alleged defects in the design, manufacture, or packaging of Proven Products, Risk Wafers or Test Wafers or on any other adverse conditions.

                           (b) Each Buyer, on behalf of itself and any of its Affiliates that purchase or resell Proven Products, Risk Wafers or Test Wafers, hereby waives, releases and discharges Seller from and against any and all Claims arising from or relating to product liability, including, without limitation, Claims based on alleged defects in the design, manufacture or packing of Proven Products, Risk Wafers or Test Wafers or on any other adverse conditions. The foregoing waiver, release and discharge is intended to extend to any and all product liability Claims of any kind or character, whether fixed or contingent, known or unknown.

                  11.3.2 Seller's sole and exclusive liability and obligation with respect to any defective Proven Product and any Test Wafers covered by a written product warranty shall be as set forth in Section 9.1. Seller's sole and exclusive liability and obligation with respect to defective Test Wafers not covered by a written product warranty shall be as set forth in Section 5.13. Seller's sole and exclusive liability and obligation with respect to defective RWRQPs shall be as set forth in Section 5.14.

                  11.3.3 Each Buyer shall indemnify, defend, protect and hold Seller, harmless against any and all product liability Claims brought by third parties, including, without limitation, any of a Buyer's customers or any ultimate end users of any product, system or subsystem into which a Proven Product, Test Wafer or Risk Wafer (or any part thereof) has been incorporated. The foregoing shall not apply, however, to the extent any such Claims result from the negligence or willful misconduct of Seller.

         11.4 GENERAL INDEMNITY PROVISIONS. Each Party's indemnification obligations hereunder shall be subject to the following provisions:

                  11.4.1 Indemnitor's indemnification obligations also shall extend to any one or more of indemnitee's officers, directors, managers, shareholders, members, employees, and agents.


                                       28
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
                  11.4.2 Each Party's indemnification obligations hereunder shall survive the early termination or expiration of the Term for the remainder of the statutory limitations period governing actions on a written agreement.

                  11.4.3 Each Party's obligation to indemnify any other Party hereunder shall be conditioned upon:

                           (a) Indemnitee's giving indemnitor prompt notice in writing of any Claims giving rise to the obligation to indemnify and of which indemnitee is aware;

                           (b) Indemnitee's permitting indemnitor, through counsel of indemnitor's choice and reasonably acceptable to indemnitee, to defend against, contest or settle the same; and

                           (c) Indemnitee's reasonably cooperating with indemnitor and reasonably providing indemnitor with information and assistance to enable indemnitor to defend, contest or settle same.

                  11.4.4 Unless expressly provided to the contrary, the indemnification provisions herein shall be interpreted and construed as indemnifying indemnitee against indemnitee's negligence, whether active or passive.

                                   ARTICLE 12
                                  FORCE MAJEURE

         12.1 FORCE MAJEURE. Subject to the limitations set forth in Section 12.4, should a Party be prevented from performing its obligations hereunder due to a Force Majeure event, that Party shall not be liable to the other Parties for any delay or failure of performance caused by such event; nor shall the Party subject to such event be deemed to have committed an Event of Default hereunder. Notwithstanding the foregoing, a Force Majeure event shall not excuse a Party's obligation to pay money. However, a monetary obligation shall be suspended until cessation of such Force Majeure event if, and only if, the Force Majeure event actually and directly renders physically impossible a Party's payment of money due hereunder.

         12.2 NOTIFICATION. The Party prevented or delayed by an event of Force Majeure in the performance of any obligation hereunder shall promptly notify the affected Party or Parties of the occurrence of any Force Majeure event by cable, telex or telecopier.

         12.3 RESPONSE TO FORCE MAJEURE. Should the delay caused by a Force Majeure event continue for more than ninety (90) days, the Parties shall settle the problem of further performance of this Agreement through good faith negotiations as soon as possible with the objective of restructuring the relationship among themselves to minimize the effects of such event. If the Parties cannot agree on a mutually acceptable solution within one hundred twenty
(120)


                                       29
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
days of a Party's request for such negotiations, any Party that is not subject to the Force Majeure event may terminate this Agreement by notice to the other Parties. If the Party giving notice of termination is a Buyer, the termination shall be effective only as to such Buyer, and this Agreement shall continue in full force and effect among Seller and the non- terminating Buyers. Notwithstanding the foregoing, no Buyer shall be permitted to terminate this Agreement due to the Buyer's inability to pay for its Minimum Purchase Share or to otherwise meet its financial obligations due to a continuing Force Majeure event.

         12.4 LIMITATIONS ON APPLICABILITY OF FORCE MAJEURE. This Article shall be void and inapplicable to any Party (a) if it fails to use reasonable diligence to remedy any Force Majeure event that prevents or delays that Party's performance hereunder by continuously pursuing such actions as that Party reasonably can take under the circumstances; and (b) in the event of a strike, lockout or other labor disruption, if the Party is found by the National Labor Relations Board or other governmental agency having jurisdiction to have caused such strike, lockout or labor disruption or if such Party refuses to enter into bargaining with respect to such strike, lockout or labor disruption.

                                   ARTICLE 13
                            GOVERNMENTAL INTERVENTION

         13.1 GOVERNMENTAL INTERVENTION. Should any government or agency thereof at any time during the Term hereof take any action which is material and adverse to a Party or make recommendations to the Parties or any of them requiring directly or indirectly, formally or informally, alteration or modification of any term or condition hereof, or of the performance of the Parties hereunder, including refusal to grant any necessary government approval, in a manner which is material and adverse to one Party, then, if said one Party makes written request (the "Requesting Party") to the other Parties within sixty (60) days from said action or recommendation of the government or governmental agency, the Parties shall enter into good faith negotiations with the objective of restructuring the relationship among the Parties to minimize the adverse effect of said alteration or modification. If the Parties cannot reach a reasonably acceptable modification hereto within six (6) months from the date of dispatch of said written request by the Requesting Party, or within such longer period of time as mutually agreed upon, the Requesting Party shall have the right to terminate this Agreement forthwith by giving notice to that effect to the other Parties; provided, however, that if the Requesting Party giving notice of termination is a Buyer, the termination shall be effective only as to such Buyer and this Agreement shall continue in full force and effect among Seller and the non- terminating Buyers. It is expressly understood and agreed by the Parties that in the event of termination under this Article, no Party shall incur any liability to the others for any alleged default or breach in the performance hereof, arising from the exercise of the right herein provided to terminate this Agreement. Termination under this Article 13 shall not be deemed to be a termination for default.


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                                   ARTICLE 14
                             DEFAULT AND TERMINATION

         14.1 EVENTS OF DEFAULT. The occurrence or happening, at any time and from time to time, of any one or more of the following shall be a breach or default under this Agreement (an "EVENT OF DEFAULT"):

                  14.1.1 If any Party fails (a) to make any payment required to be made pursuant to this Agreement when due, and such Party does not cure such failure following thirty (30) days written notice thereof, or (b) to perform any material obligation under this Agreement, and such Party does not cure such failure following sixty (60) days written notice thereof.

                  14.1.2 If any Party breaches its obligations of non-disclosure and confidentiality set forth in Subsection 15.1.1.

                  14.1.3 If any representation, warranty or statement made by any Party under or pursuant to this Agreement, or under any affidavit, certificate or other instrument executed in connection with this Agreement, shall be false or misleading in any material respect as of the Effective Date or shall become so at any time prior to the expiration of the Term, and such Party does not cure (to the extent cure is possible) the same following thirty (30) days written notice thereof.

                  14.1.4 If any Party files a certificate of dissolution or otherwise dissolves, terminates or liquidates, or is merged with or is consolidated into any other corporation, limited liability company, partnership, or other entity other than an Affiliate of such Party, without the other Parties' written consent (which consent shall not be unreasonably withheld); provided that the following shall not be an Event of Default: (a) any dissolution, liquidation, merger or consolidation that is permitted in accordance with Section 18.14; and (b) any merger or consolidation not entered into for the purpose of and not having the effect of changing or influencing the control of the Party.

                  14.1.5 If any Party shall (a) be adjudicated as bankrupt or insolvent; (b) make a general assignment for the benefit of its creditors; (c) file a petition, answer or consent seeking, or have entered against it (or fail reasonably to contest the material allegations of any petition for) an order for relief (or any similar remedy) under any provision of Title 11 of the United States Code or any other federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, or consent to the institution of any proceedings thereunder; (d) convene a general meeting of its creditors, or any class thereof, for the purpose of effecting a general moratorium upon or general extension or composition of its debts; (e) fail to pay its debts as they mature; (f) admit in writing that it is generally not able to pay its debts as they mature; or (g) apply for or consent to the appointment of a receiver, trustee, custodian, liquidator or other similar official of all or a substantial portion of its assets.


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                 14.1.6 If (a) a petition is filed or any case or proceeding described in Section 14.1.5 above is commenced against any Party, or against the assets thereof, unless such petition and the case or proceeding initiated thereby is dismissed within sixty (60) days from the date of the filing; (b) an answer is filed by any Party admitting the allegations of any such petition; (c) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of any Party, a custodian, trustee, agent or receiver of it, or for all or a substantial part of its property, or authorizing the taking possession by a custodian, trustee, agent or receiver of it, or of all or a substantial part of its property unless such appointment is vacated or dismissed or such possession is terminated within sixty (60) days from the date of such appointment or commencement of such possession, but not later than 5 days before the proposed sale of any assets of such Party by such custodian, trustee, agent or receiver.

                  14.1.7 If a Buyer is terminated as a member of Seller pursuant to Section 3.3.1, 3.3.2.2, or 10.2 of the LLC Agreement.

         14.2  REMEDIES FOR DEFAULT.

                  14.2.1 If the Party committing an Event of Default under either Subsection 14.1.1, 14.1.3 or 14.1.4 above does not cure such Event of Default within the applicable cure periods, then any non-breaching Party may, subject to the procedures set forth in Article 17, seek:

                           (a) specific performance of the breaching Party's
obligations under this Agreement;

                           (b) damages suffered by said non-breaching Party as a
result of such Event of Default, limited, however, by the provisions of Article 10.

Except as otherwise expressly provided to the contrary herein, the non-breaching Party shall not have a right to terminate the Agreement. If Seller is the non-breaching Party and the Event of Default involves the non-payment of money due to Seller from a Buyer, then Seller shall be entitled (in addition to any other rights and remedies it may have hereunder, at law or in equity) to suspend performance of all sales and services to that Buyer hereunder until all delinquent amounts are paid in full. If the Event of Default is a breach by Seller of its delivery obligations under Section 7.1, as qualified by Section 7.5, for any reason other than Force Majeure, then the affected Buyer may, in lieu of the remedies of specific performance, elect to cancel the Purchase Order to the extent of any undelivered Proven Products, Test Wafers or Risk Wafers; provided, however, that such Buyer shall remain obligated to pay for any partial deliveries under such Purchase Order.

                  14.2.2 Each of the Parties acknowledges that a breach or default by it of its covenants regarding non-disclosure and confidentiality contained in Subsection 15.1.1 will result in irreparable injury to the Party making disclosure of its Proprietary Information, and consequently the disclosing Party shall be entitled to temporary, preliminary and permanent injunctive relief, or to a protective order for any threatened or actual violation of the provisions of


                                       32
                                                       FUTURE PURCHASE AGREEMENT

Subsection 15.1.1. Each Party agrees and consents to the entry of an injunction or protective order by any court of competent jurisdiction upon a showing by the disclosing Party of a reasonable belief that its Proprietary Information is being used or disclosed contrary to the terms of Subsection 15.1.1. The foregoing provisions are in addition to, and not in limitation of, the remedies of specific performance, damages, and any other remedies at law, in equity or otherwise, that the Parties may have upon breach of Subsection 14.1.2; provided, however, that the non-breaching Party shall not have the right to terminate this Agreement. The Parties stipulate that the provisions of Article 17 shall not apply to any temporary restraining order, injunctive relief, protective order or other provisional remedy sought to prohibit a breach or threatened breach of the provisions of Subsection 15.1.1.

                  14.2.3 In the event of an Event of Default under Subsection
14.1.5 or 14.1.6, the non-breaching Party or Parties shall have the right, at its (their) option, to terminate this Agreement by giving ten (10) days prior written notice of termination. If Seller and one or more of the Buyers are non-breaching Parties, they, or any one or more of them may terminate this Agreement by giving such written notice to the breaching Buyer or Buyers, in which event this Agreement shall continue in full force and effect between Seller and each of the non-breaching Buyers.

                  14.2.4 If a Buyer's Percentage Interest is reduced to zero in accordance with the LLC Agreement, this Agreement shall terminate with respect to the Buyer, subject to Section 5.12.1 (including the effective date provided therein for the corresponding reduction in the Buyer's Basic Purchase Share and the effect, if any, on Purchase Orders prior to the adjustment date). So long as any Buyer has a positive Percentage Interest, this Agreement shall continue in full force and effect between Seller and any such Buyer.

         14.3 EFFECTIVE DATE OF TERMINATION. Termination of this Agreement pursuant to any notice of termination given under any provision of this Agreement shall be effective ten (10) days following the date such termination notice is deemed to be given pursuant to Section 18.3 below.

         14.4 RIGHTS AND REMEDIES FOLLOWING TERMINATION. The termination of this Agreement shall be without prejudice to (a) the right of Seller to receive upon its request all payments accrued and unpaid hereunder; (b) the rights and remedies of any Party with respect to any previous breach of any other representations, warranties, covenants, terms, conditions or provisions of this Agreement (provided that the limitation on liability set forth in Article 10 shall apply to such rights and remedies); (c) any rights to indemnification set forth herein; and (d) any other provisions hereof which expressly or necessarily call for performance after the termination of this Agreement.

         14.5 REMEDIES CUMULATIVE, CONCURRENT AND NON-EXCLUSIVE. The Parties shall have all rights, remedies and recourse granted in this Agreement, in any other agreements entered into between the Parties, and available at law or in equity, and except as otherwise provided in this Agreement the same (a) shall be cumulative and concurrent; (b) may be pursued separately, successively or concurrently; (c) may be exercised as often as occasions therefor shall arise, it

                                       33
                                                       FUTURE PURCHASE AGREEMENT
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being agreed that the exercise or failure to exercise any right, remedy or recourse shall in no event be construed as a waiver or release thereof; and (d) are intended to be, and shall be, non-exclusive.

                                   ARTICLE 15
                            PROPRIETARY INFORMATION

         15.1  PROPRIETARY INFORMATION.

                  15.1.1 Each Party agrees to maintain the other Parties' Proprietary Information in strict confidence, not to make use thereof other than for the performance of this Agreement, to release it only to employees who have reasonable need to know the same, and except as required by law, not to release or disclose it to any third parties, without the prior written consent of the disclosing Party. The obligations set forth in this Subsection shall not apply to any information that: (a) is now or hereafter in the public domain or otherwise becomes available to the public other than by breach of this Agreement by the receiving Party, (b) has been rightfully in the receiving Party's possession prior to receipt from the disclosing Party, (c) is rightfully received by the receiving Party from a third party without restriction on disclosure, (d) is independently developed by the receiving Party, (e) is authorized in writing by the disclosing Party to be released or disclosed, or
(f) subject to the receiving Party's compliance with Section 15.4 below, is required to be disclosed by the receiving Party pursuant to law, governmental regulation or judicial order.

                  15.1.2 All Proprietary Information and any copies thereof shall remain the property of the disclosing Party, and no license or other rights therein is granted or implied hereby. The receiving Party shall, upon the disclosing Party's request, return the original and all copies of tangible Proprietary Information. Notwithstanding the foregoing, any of the Buyers' Proprietary Information that is transmitted or disclosed to Seller by a Buyer (or, in the case of TSMC, TSMC or its customer) in accordance with the provisions of Subsection 15.1.1 and is thereafter incorporated into a Process or manufacturing method used in the Foundry, may be retained by Seller in the form so incorporated or used. Seller shall have the nonexclusive right to use such Proprietary Information as so incorporated or used, and as such incorporation or use may be modified or improved. TSMC shall obtain its customer's permission to extend to Seller such nonexclusive right with respect to Proprietary Information (of TSMC) provided by the customer.

         15.2 OTHER CONFIDENTIALITY AGREEMENTS. This Article is supplemental to and not in limitation of any confidentiality agreements to which the Parties are signatories.

         15.3 CONFIDENTIALITY AGREEMENTS FOR SPECIFIC PERSONS. Any Buyer's officers, directors, employees, agents, representatives or contractors who are assigned to or visit the Foundry pursuant to Section 5.9 shall execute and deliver a confidentiality agreement in form of Exhibit "I" attached hereto.


                                       34
                                                       FUTURE PURCHASE AGREEMENT

         15.4 THIRD PARTY REQUEST FOR INFORMATION. Except as otherwise provided herein, each Party shall immediately notify the other of any private or governmental request for Proprietary Information or documents relating to Proven Products, Risk Wafers, Test Wafers or this Agreement; provided, however, that
(a) a request for documents relating to Proven Products, Risk Wafers, or Test Wafers received by any Buyer from its customers or prospective customers in the ordinary course of business where disclosure of such information would not contain Proprietary Information of Seller or any other Buyer shall be excluded from the provisions of this Section 15.4 and (b) a Buyer may disclose to its customer, upon the customer's request in the ordinary course of business, Design Rules or reliability data relating to Proven Products, Risk Wafers, or Test Wafers, if (i) the Buyer and its customer enter into a confidentiality agreement substantially in the form of Exhibit "K" and (ii) the Buyer notifies Seller of the disclosure before or promptly after it. Each Party shall have the right to participate in the other Party's response to any such request. In the event that a Party receives any subpoena or other legal process requiring the production of information, documents, data, work papers, reports, or other materials relating to Proprietary Information, Proven Products, Risk Wafers, Test Wafers or this Agreement, that Party shall:

               15.4.1 Give the affected Party, if possible, the opportunity to participate in quashing, modifying or otherwise responding to any compulsory process in an appropriate and timely manner; and

               15.4.2 Cooperate fully with the affected Party's efforts to narrow the scope of any such compulsory process, to obtain a protective order limiting the use or disclosure of the information sought, or in any other lawful way to obtain continued protection of such information.

         15.5 REPORTING LOSS, THEFT OR MISAPPROPRIATION. If any Party becomes aware of the loss, theft or misappropriation of Proprietary Information which is in that Party's possession or control, that Party shall notify the other Party whose Proprietary Information has been lost, stolen or misappropriated within five (5) days after the discovery of such loss, theft or misappropriation.

                                   ARTICLE 16
                               EXPORT COMPLIANCE

         16.1 COMPLIANCE WITH EXPORT ADMINISTRATION REGULATIONS. Each Party agrees that, unless prior authorization is obtained from the United States Government, it shall not knowingly:

               (a) Re-export, directly or indirectly, any technical data (as defined in Part 779 of the Export Administration Regulations of the Department of Commerce) received from the other Buyers, Seller, or their respective Affiliates or customers to; or

               (b)  Disclose such technical data for use in; or


                                       35
                                                       FUTURE PURCHASE AGREEMENT

               (c) Export, directly or indirectly, any Proven Product, Risk Wafer, Test Wafers, product containing a Proven Product, Risk Wafer, Test Wafers or such technical data to any destination or country to which the re-export or release of technical data or export of Proven Products, Risk Wafers, Test Wafers or products containing Proven Products, Risk Wafers, Test Wafers or technical data is prohibited by U.S. laws and regulations. These assurances are furnished by each Party in compliance with Part 779 Technical Data of the Export Administration Regulations of the Department of Commerce of the Government of the United States of America.

         16.2 U.S. EXPORT LICENSES. Each Party further agrees to obtain any necessary export license or other documentation prior to exportation of any Proven Product, Test Wafer or Risk Wafer, product containing a Proven Product, Test Wafer or Risk Wafer, or technical data acquired from any other Party, its Affiliates, or their respective customers hereunder. Accordingly, each Party shall not sell, export, re-export, transfer, divert or otherwise dispose of any Proven Product, Test Wafer or Risk Wafer or a product containing a Proven Product, Test Wafer or Risk Wafer, directly or indirectly, to any person, entity or country to which such disposal is prohibited by the laws or regulations of the United States. Further, each Party shall notify any person or entity obtaining any such Proven Product, Test Wafer or Risk Wafer or a product containing a Proven Product, Test Wafer or Risk Wafer from such Party of the need to comply with such laws or regulations. Each Party shall secure at its sole expense such licenses and export and import documents as are necessary for the Party to fulfill its obligations hereunder.

         16.3 REPUBLIC OF CHINA EXPORT REGULATIONS. If Seller or Buyers are subject to the national export control regulations of the Republic of China, each Party shall take all appropriate measures to comply with such applicable regulations.

                                   ARTICLE 17
                         DISPUTE RESOLUTION; ARBITRATION

         17.1 NEGOTIATION BETWEEN EXECUTIVES. The Parties shall attempt in good faith to resolve any dispute, controversy or claim ("Dispute") arising out of or relating to this Agreement promptly by negotiations between executives who have authority to settle the Dispute. Any Party may give the other Parties written notice of any Dispute not resolved in the normal course of business. Within twenty (20) days after delivery of such a notice, executives of the Parties who have authority to settle the Dispute shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute. If the matter has not been resolved within thirty (30) days after such notice, unless extended by the agreement of the Parties in writing (the "Negotiation Period"), the matter shall be subject to mediation as provided in Section 17.2. If a Party intends to be accompanied at a meeting by an attorney, the other Parties shall be given at least three (3) Business Days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this provision are confidential and shall be treated as compromise and settlement negotiations for purpose of the United States Federal Rules of Evidence and state rules of evidence.


                                       36
                                                       FUTURE PURCHASE AGREEMENT

         17.2 MEDIATION. Any Dispute not settled pursuant to Section 17.1 shall be submitted to mediation administered by the American Arbitration Association under its Commercial Mediation Rules (such mediation, "Mediation"), before resorting to arbitration as hereinafter provided. The Mediation shall be completed within forty-five (45) days of its initiation pursuant to the Commercial Mediation rules, unless the Parties otherwise agree. Executives of the Parties with authority to resolve the Dispute shall participate in the Mediation. The Mediation shall take place in San Jose, California. The Parties shall attempt in good faith to reach agreement on the appointment of a mediator. If they cannot so agree, the mediator shall be appointed pursuant to the Commercial Mediation Rules; provided, however, that the mediator appointed shall have a background in the semiconductor industry. The Parties shall each pay their own expenses of Mediation, including attorney's fees, and shall share equally the mediator's fees and expenses.

         17.3 CLAIMS SUBJECT TO ARBITRATION. Except as otherwise specifically provided herein, any Dispute arising out of or relating to this Agreement, or the breach or termination hereof, and not resolved pursuant to Section 17.1 or
Section 17.2 shall be resolved by binding arbitration in accordance with the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. (the "FAA"), and the Commercial Arbitration Rules, and where the amount in controversy exceeds $1,000,000, the Supplementary Procedures for Large Complex Disputes, of the AAA (collectively, the "Rules"). In the event of a conflict between the FAA and the Rules, the Rules shall govern. In the event of a conflict between this Article and the FAA or the Rules, this Article shall govern. A court of competent jurisdiction, upon application from any Party, may relieve the Parties of their duty to arbitrate Disputes in whole or in part, or may stay any arbitration hereunder in whole or in part, if ongoing litigation between one or more of the Parties and a third party (or parties) involves issues of fact or law common with those subject to arbitration hereunder and there exists the possibility of inconsistent judgments if such relief is not granted. Each Party reserves the right to file with a court of competent jurisdiction an application for temporary or preliminary injunctive relief, a protective order or other appropriate provisional remedy on grounds that (a) the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief; or (b) in the event of a breach or threatened breach of the provisions of Subsection 15.1.1 prohibiting disclosure of Proprietary Information.

         17.4 VENUE. The venue for any arbitration proceeding hereunder shall be San Jose, California.

         17.5  SELECTION OF ARBITRATOR AND DETERMINATION OF CONTROVERSIES.

                 17.5.1 Any Dispute subject to arbitration shall be submitted to a single neutral arbitrator, who, unless otherwise agreed by the Parties, shall be a retired judge or other lawyer who is a member of the arbitration panel of the Judicial Arbitration and Mediation Service ("JAMS") or the national panel of arbitrators of the AAA, and who has substantial experience in the area of the Dispute. The Parties shall confer concerning the selection of AAA or JAMS with the objective of selecting one or the other within thirty (30) days of the conclusion of the Mediation; provided, however, that, if all Parties to the Dispute do not agree on one or the other within such thirty (30) day period, the Dispute initially will be submitted simultaneously to both


                                       37
                                                       FUTURE PURCHASE AGREEMENT

AAA and JAMS for the sole purpose of picking the arbitrator. If the Parties select JAMS, then the term "Rules" as used herein shall mean the then-prevailing JAMS rules. The AAA (or JAMS, as the case may be) simultaneously shall submit to each Party an identical list of five proposed qualified arbitrators drawn from the applicable panel of commercial arbitrators. If the Parties are unable to agree upon an arbitrator within thirty (30) days from the date that AAA (or JAMS, as the case may be) submits such list to each Party, then AAA (or JAMS, as the case may be) shall simultaneously submit to each Party a second list of five additional proposed qualified arbitrators drawn from the applicable panel of commercial arbitrators. If for any reason, the appointment of an arbitrator cannot be made from either list, AAA (or JAMS, as the case may be) may make the appointment from among other qualified members of the panel without the submission of additional lists to the Parties. If the Dispute is initially submitted to both AAA and JAMS for the purpose of picking the arbitrator, then both AAA and JAMS simultaneously shall submit to each Party lists of five proposed qualified arbitrators drawn from the applicable panel (with each Party receiving the identical list from AAA and the identical list from JAMS), and if the Parties are unable to agree upon an arbitrator within thirty (30) days from the date that both AAA and JAMS submit the first such lists to each Party, then AAA and JAMS simultaneously shall submit to each Party second lists of five additional proposed qualified arbitrators (with each Party receiving an identical second list from AAA and an identical second list from JAMS). If the Parties for any reason are unable to select an arbitrator from the first and second lists submitted by AAA and by JAMS, then a majority of the Parties shall select to arbitrate with either AAA or with JAMS, and the arbitration organization so selected shall make the appointment from among other qualified members of the arbitration panel of that organization without the submission of additional lists to the Parties. Where the Parties have initially submitted the Dispute to both JAMS and AAA, then once an arbitrator has been appointed, the arbitration proceeding will be terminated with the arbitration organization that has not been selected and the Parties shall equally share the costs and fees of the arbitration organization so terminated. If for any reason the Parties to the Dispute have not selected an arbitrator within ninety (90) days of the conclusion of the Mediation, then the arbitration shall be conducted with the AAA. No matter how selected, the arbitrator shall have no prior or existing affiliation or relationship with any Party or its counsel and shall sign an oath of impartiality upon appointment.

                  17.5.2 The Parties shall be entitled to obtain pre-hearing discovery through depositions and requests for the inspection and copying of documents and other items upon reasonable notice and to obtain the issuance of a subpoena duces tecum therefor in accordance with applicable law, including without limitation, 9 U.S.C. Section 7 and (notwithstanding Section 1297.17 of the California Code of Civil Procedure) Section 1283.05 of the California Code of Civil Procedure; provided that depositions shall not be taken unless leave to do so is first granted by the arbitrator. As between the Parties, the arbitrator shall have the power to enforce the rights, remedies, procedures, duties, liabilities and obligations of discovery by the imposition of the same terms, conditions, consequences, sanctions and penalties as may be imposed in like circumstances in a civil action by a U.S. Federal court.

         17.6 ARBITRATION AWARD AND JUDICIAL REVIEW. The arbitrator, in deciding any Dispute, shall base his decision on the record and in accordance with this Agreement and applicable law.


                                       38
                                                       FUTURE PURCHASE AGREEMENT

In no event shall the arbitrator make any ruling, finding or award that does not conform to the terms and conditions of this Agreement, is not supported by the weight of the evidence, or is contrary to statute, administrative regulations or established judicial precedents. The arbitration award shall be a factually detailed, reasoned opinion stating the arbitrator's findings of fact and conclusions of law. Unless the arbitrator for good cause determines otherwise, the final award shall include attorneys' fees, costs and expenses of the prevailing Party, including expert and nonexpert witness fees and the prevailing Party's share of the administrative fee and the arbitrator's fees and expenses, if any. Notwithstanding any other provisions hereof, the arbitrator shall have no jurisdiction to award damages in contravention of Article 10 hereof. The arbitration award shall be subject to judicial review in accordance with 9 U.S.C. Sections 10-12; provided, however, that the arbitration award shall also be vacated to the extent that the arbitrator exceeds his or her authority as set forth in this Section 17.6, and, on balance, the Party seeking vacation of the award has been materially and adversely affected thereby. Judgment may be entered on the award by a United States District Court in accordance with 9 U.S.C. Section 9.

         17.7 CONSOLIDATION AND JOINDER. It is the Parties' intent to avoid, to the maximum extent possible, having to arbitrate claims arising out of this Agreement in more than one proceeding. Accordingly, the Parties hereby consent to the joinder of any person or entity sought to be joined where such or person or entity is substantially involved in a common question of fact or law and its or his presence is required for complete relief to be accorded in an arbitration proceeding under this Article 17.

                                   ARTICLE 18
                               GENERAL PROVISIONS

         18.1 SEVERABILITY. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the Parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

         18.2 NEUTRAL INTERPRETATION; WAIVER OF CONFLICT. Each Party has received independent legal advice from its attorneys with respect to the advisability of executing this Agreement and the meaning of the provisions hereof. Each Party waives any real, apparent, possible or inchoate conflict in connection with, arising out of or resulting from the representation of Seller, TSMC and its Affiliates by the same law firm relative to the negotiation and execution of this Agreement and any confidentiality agreement provided for herein. The provisions of this Agreement shall be construed as to their fair meaning, and not for or against any Party based upon any attribution to such Party as the source of the language in question.

         18.3 NOTICES. Any notices, demands, requests, waivers, or other communications required or permitted to be given to a Party hereunder shall be in writing in the English language and shall be delivered or sent to such Party at its address set forth on Exhibit "H" hereto, or such


                                       39
                                                       FUTURE PURCHASE AGREEMENT
other address as such Party may hereafter specify, and shall be deemed given (a) when personally delivered to such Party, (b) when transmitted by facsimile and receipt of such transmission is confirmed by facsimile, (c) 24 hours after dispatch via an established overnight courier service, or (d) three (3) days after mailing by prepaid first class, certified mail with return receipt requested.

         18.4 TIME OF THE ESSENCE. Time is of the essence with respect to each provision of this Agreement in which time is a factor.

         18.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, without regard to conflicts of laws principles. The Parties expressly reject any application of the United Nations Convention on Contracts for the International Sale of Goods.

         18.6 ENTIRE AGREEMENT. This Agreement and the LLC Agreement constitute and contain the entire agreement of the Parties. With the exception of the LLC Agreement, this Agreement supersedes any and all prior or contemporaneous negotiations, correspondence, understandings and agreements among the Parties, written or oral, respecting the subject matter hereof. In case of any conflict between the LLC Agreement and this Agreement, the LLC Agreement shall govern.

         18.7 WAIVER; AMENDMENT. No waiver of any provision of this Agreement shall be effective unless and until made in writing and signed by the Party to be charged. No waiver, forbearance or failure by any Party hereto of its right to enforce any provision of this Agreement shall constitute a waiver or estoppel of such Party's right to enforce any other provision of this Agreement or a continuing waiver by such Party of compliance with any provision. Any amendment or modification of this Agreement shall be by unanimous written consent of the Parties.

         18.8 COOPERATION. Each Party shall cooperate with the other Parties hereto and shall take such further action and shall execute and deliver such further documents as may be reasonably necessary or desirable in order to carry out the provisions and purposes of this Agreement.

         18.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         18.10 EXHIBITS AND SCHEDULES. All exhibits and schedules to which reference is made in this Agreement are deemed to be incorporated by reference into this Agreement, whether or not actually attached hereto.

         18.11 ATTORNEYS' FEES. In the event of any litigation, arbitration, judicial reference or other proceeding involving the Parties to this Agreement to enforce any provision of this Agreement, to enforce any remedy available upon default under this Agreement, or seeking a


                                       40
                                                       FUTURE PURCHASE AGREEMENT
declaration of the rights of a Party under this Agreement, the prevailing Party(ies) shall be entitled to recover from the other(s) such attorneys' fees and costs as may be reasonably incurred, including the cost of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation, arbitration, judicial reference or other proceeding. Notwithstanding the foregoing, (a) in an arbitration proceeding the award of attorneys' fees shall be governed by the provisions of Section 17.6; and (b) in a Mediation under Section 17.2 each Party shall pay its own attorneys' fees and expenses in accordance with Section 17.2.

         18.12 DATE OF PERFORMANCE. If the date on which any performance required hereunder is other than a Business Day, then such performance shall be required as of the next following Business Day.

         18.13 SURVIVAL. Following early termination or the expiration of this Agreement, the provisions of Article I (Definitions and Rules of Construction),
Article 9 (Product Warranty), Article 10 (Limitation on Damages; Contractual Limitations Period), Article 11 (Indemnities), Article 15 (Proprietary Information) Article 16 (Export Compliance), Article 17 (Arbitration), Article 18 (General Provisions), Section 14.4 (Rights and Remedies Following Termination), Section 14.5 (Remedies Cumulative, Concurrent and Non-Exclusive), and the Buyers' payment obligations under Subsection 3.4.2 and Sections 5.3, 5.4, 5.11, and 6.4 shall survive and remain in full force and effect in accordance with their terms.

         18.14 ASSIGNMENT; PARTIES BOUND. Except as expressly permitted in this
Section 18.14, or as otherwise permitted elsewhere in this Agreement, neither this Agreement nor any rights or obligations arising hereunder may be assigned or transferred (by operation of law or otherwise) by any Party, in whole or in part, without the prior written consent of the other Parties. Notwithstanding the foregoing, (a) Seller may assign or transfer (by operation of law or otherwise) this Agreement without the Buyers' consent (i) to any corporation or limited liability company resulting from the merger, consolidation, reincorporation or reorganization of Seller (excluding, however, a reorganization in bankruptcy); or (ii) to an Affiliate of Seller; provided, however, that Seller shall remain personally and primarily liable for all the rights and obligations under this Agreement following any such assignment or transfer (unless Seller is merged or consolidated with an Affiliate contemporaneously with or subsequent to such assignment or transfer); and (b) each Buyer may assign or transfer this Agreement to any Affiliate of a Buyer; provided, however, that such Buyer shall remain personally and primarily liable for all rights and obligations under this Agreement following any such assignment or transfer (unless Buyer is merged or consolidated with an Affiliate contemporaneously with or subsequent to such assignment or transfer). This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted transferees, and permitted assigns.

         18.15 THIRD-PARTY BENEFICIARIES. There are no third-party beneficiaries of this Agreement, except as expressly provided with respect to indemnitees under Section 11.4.1.

         18.16 GOVERNING LANGUAGE OF AGREEMENT. This Agreement is in the English language only, which language shall be controlling in all respects, and all other versions thereof in any other


                                       41
                                                       FUTURE PURCHASE AGREEMENT
language shall be for accommodation only and shall not be binding upon the Parties. All communications to be made or given pursuant to this Agreement shall be in the English language.

         18.17 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each Party irrevocably consents to the jurisdiction of the state and Federal courts located in San Jose, California, agrees, subject to the provisions of Article 17 and
Article 10, that any action, suit or proceeding by or among the Parties (or any of them) may be brought in any such court sitting in San Jose, California, and waives any objection which the Party may now or hereafter have concerning jurisdiction and venue, whether based on considerations of personal jurisdiction, forum non conveniens or on any other ground. Each Party hereby irrevocably designates, appoints and empowers the Secretary of State of California to receive for and on behalf of such Party service of process in the State of California and further irrevocably consents to the service of process outside of the territorial jurisdiction of said courts by mailing copies thereof by registered or certified United States mail, postage prepaid, to such Party's last known address as established in accordance with Section 18.3 with the same effect as if the Party were a resident of the State of California and had been lawfully served in such state. Any process served on the California Secretary of State in accordance with the preceding sentence shall also be noticed to the Party's last known address established in accordance with Section 18.3 in a manner permitted by said Section 18.3. Nothing in this Agreement shall affect the right to service of process in any other manner permitted by law. Each Party further agrees that final judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the State of California by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of such judgment.

         18.18 AUTHORIZED REPRESENTATIVES. Each Party shall designate an individual to act on behalf of the Party so designating him as its authorized representative with full power and authority to speak for and bind such Party in connection with all matters arising under this Agreement. Such designation shall be by written notice delivered in accordance with Section 18.3. Each Party may from time to time change its authorized representative hereunder by giving written notice of such change to the other Party at least seven (7) Business Days prior to the effective date of such change.

         18.19 RELATIONSHIP OF THE PARTIES. The Parties intend that the relationships between them hereunder shall be solely that between buyers and seller. Nothing herein shall be construed (a) to create a partnership or joint venture, (b) to constitute either Party an agent or legal representative of the other Party; or (c) to create any fiduciary relationship between the Parties. This Agreement does not grant any Party any right or authority to assume or create any obligation or responsibility on behalf of any other Party, and no Parties shall be in any way responsible for the debts of any other Party incurred under or pursuant to the terms of this Agreement.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                       42
                                                       FUTURE PURCHASE AGREEMENT

                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]

                  IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates set forth below their respective names, effective as of the Effective Date.

TAIWAN SEMICONDUCTOR                        ANALOG DEVICES, INC.
MANUFACTURING CO., LTD.

By:                                         By:
   --------------------------------            --------------------------------
Name:  Donald W. Brooks                     Name:
       ----------------------------                ----------------------------
Title: President                            Title:
       ----------------------------                ----------------------------
Date:                                       Date:
       ----------------------------                ----------------------------


ALTERA CORPORATION                          INTEGRATED SILICON SOLUTIONS,
                                            INC.

By:                                         By:
   --------------------------------            ---------------------------------
Name:                                       Name:
      -----------------------------               ------------------------------
Title:                                      Title:
      -----------------------------               ------------------------------
Date:                                       Date:
      -----------------------------               ------------------------------

                                   EXHIBIT "A"

                                Pricing Schedule

                        (To be subsequently determined)

                                                      FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "B"

                           Product Qualification Plan

                        (To be subsequently determined)

                                                      FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "C"

                     Quality and Reliability Specifications




                        (To be subsequently determined)




                                                      FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "D"

                                Wafer Equivalents

                              (See Following Page)

                                                      FUTURE PURCHASE AGREEMENT

                                   EXHIBIT D

                            EQUIVALENCY FACTOR TABLE

                                      ***




*** Confidential treatment requested pursuant to a request for confidental treatment filed with the Commission by Altera Corporation on August 14, 1996. The redacted portions have been filed separately with the Commission.

                                   EXHIBIT "E"

                                 Production Plan


                        (To be subsequently determined)

                                   EXHIBIT "F"

                     Design Rule and Parametric Information






                        (To be subsequently determined)

                                                      FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "G"

                         Inspection and Testing Methods






                        (To be subsequently determined)





                                                      FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "H"

                              Addresses for Notices

Seller:

         WaferTech LLC

         -----------------
         Camas, Washington

TSMC:

         Taiwan Semiconductor Manufacturing Co., Ltd.
         121, Park Avenue 3, Science-Based Industrial Park,
         Hsinchu, Taiwan, R.O.C.

ADI:

         Analog Devices, Inc.
         1 Technology Way
         Norwood, Massachusetts  02062-2634

ALTERA:

         Altera Corporation
         2610 Orchard Parkway
         San Jose, California  95134-2020

ISSI:

         Integrated Silicon Solutions, Inc.
         680 Alamanor Avenue
         Sunnyvale, California 94086

                                                      FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "I"

                                     FORM OF
                            CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement (the "Agreement") is made and entered into as of _____________________________________ , by and between WaferTech,
L.L.C., a ________ ("Disclosing Party"), and ______________________________ , [a
______________________ corporation or other entity] [a natural person] (the "Receiving Party").

         WHEREAS, the Disclosing Party has agreed to give the Receiving Party access to the Disclosing Party's semiconductor wafer-fabrication plant located in ____________ (the "Foundry"), and as a result of granting such access the Disclosing Party has disclosed or will disclose to the Receiving Party certain Confidential Information (as defined below) regarding the Disclosing Party's business operations and products (the "Business"); and

         WHEREAS, the Disclosing Party's grant of access to the Foundry and its disclosure of certain Confidential Information regarding the Disclosing Party's Business is for the following purpose:__________________________________ (the
"Purpose"); and

         WHEREAS, the Disclosing Party desires to maintain the secrecy of its Confidential Information and accordingly has requested that the Receiving Party execute this Agreement as a condition precedent to the granting of access to the Foundry and the disclosure of such information to the Receiving Party; and

        WHEREAS, this Agreement is made and entered into pursuant to that certain Second Purchase Agreement by and between the Disclosing Party and the
Buyers named as parties therein, dated as of           (the "Purchase
Agreement"), reference to which Purchase Agreement is here made for all purposes, whereby each party agrees to grant access to facilities and information to the other party's engineers, technicians and personnel so long as they execute and deliver a copy of this Agreement.

         NOW THEREFORE, in consideration of the above premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       DEFINITION OF CONFIDENTIAL INFORMATION

                  As used herein, "Confidential Information" shall mean all data, concepts, ideas, methods, processes, techniques, formulae, know-how, mask-works, trade and industrial secrets and improvements relating to research, development or manufacturing activities of the Disclosing Party and other confidential and proprietary information concerning the Disclosing Party's existing

                                      I-1             FUTURE PURCHASE AGREEMENT
or proposed business and marketing plans, operations, customers, and contact lists, marketing expertise and strategies, the terms and conditions of the Purchase Agreement, business development proposals and other information compiled and developed by the Disclosing Party for use in semiconductor-wafer fabrication operations. Confidential Information shall include not only written information, but also (a) information transferred orally, visually, electronically or by any other means, provided that the Disclosing Party expressly indicates to the Receiving Party that such disclosures constitute "Confidential Information" for purposes of this Agreement, and (b) all notes, analyses, compilations, presentations or other documents (including materials prepared by the Receiving Party), which contain or otherwise reflect such information. Confidential Information shall include, if applicable, any confidential or proprietary information of any subsidiary or other affiliate of the Disclosing Party.

         2.       NON-CONFIDENTIAL INFORMATION

                  The term "Confidential Information" does not include information which (a) becomes generally available to the public other than as the result of a disclosure by the Receiving Party; (b) was available to the Receiving Party on a nonconfidential basis (including, but not limited to information developed by that party or, if applicable, its employer) prior to its disclosure to the Receiving Party by the Disclosing Party and/or its officers, directors, employees, representatives or agents; (c) becomes available to the Receiving Party on a nonconfidential basis from a source other than the Disclosing Party or its officers, directors, employees, representatives or agents provided that such source is not bound by a confidentiality agreement with the Disclosing Party or is not otherwise prohibited from transmitting the information to the Receiving Party by a contractual, legal or fiduciary obligation; or (d) is required to be disclosed by the Receiving Party pursuant to law, governmental regulation or judicial order, provided that written notice is given to the Disclosing Party prior to the required disclosure.

         3.       USE OF CONFIDENTIAL INFORMATION

                  The Receiving Party shall use the Confidential Information solely for the Purpose and for no other purpose. In no event shall a Receiving Party use Confidential Information in the Receiving Party's own business (or, if applicable, in the business of its employer), or in the business of any other entity, or in any other manner whatsoever except as may be expressly permitted in this Agreement or in the Purchase Agreement. The Disclosing Party shall have the right to review all documents prepared by the Receiving Party relating to Confidential Information prior to any dissemination of such communication to third parties. The Receiving Party shall delete any information from the documents that the Disclosing Party requires to be deleted.

         4.       DISCLOSURE OF CONFIDENTIAL INFORMATION

                  Without the prior consent of the Disclosing Party, the Receiving Party shall not disclose to any person (a) the fact that the Confidential Information has been made available to the Receiving Party or that the Receiving Party has inspected any portion of the Confidential Information, or (b) any of the terms, conditions or other facts with respect to the Business or the Disclosing Party, except to the extent the foregoing is required to be disclosed by the Receiving Party pursuant to law,


                                       I-2             FUTURE PURCHASE AGREEMENT
governmental regulation or judicial order, provided that written notice is given to the Disclosing Party prior to the required disclosure. The fact that such information has been delivered to the Receiving Party and any discussions regarding the Business or the Disclosing Party, are deemed Confidential Information for the purposes of this Agreement, except to the extent the foregoing is required to be disclosed by the Receiving Party pursuant to law, governmental regulation or judicial order, provided that written notice is given to the Disclosing Party prior to the required disclosure.

         5.       DESTRUCTION OR RETURN OF CONFIDENTIAL INFORMATION

                  Upon request from the Disclosing Party to the Receiving Party
(a) the Receiving Party shall either destroy or return to the Disclosing Party all Confidential Information which is in tangible form, including any copies of which the Receiving Party may have made, destroy all abstracts, summaries thereof or references thereto in the documents of the Receiving Party, and certify to Disclosing Party that this has been done, and (b) the Receiving Party shall not use any of the Confidential Information with respect to, or in furtherance of, any of its businesses (or, if applicable, the business of its employer) or in the business of anyone else, whether or not in competition with the Disclosing Party, or for any other purpose whatsoever.

         6.       INDEMNIFICATION

                  The Receiving Party hereby agrees to indemnify, defend and hold harmless the Disclosing Party from any damages, loss, cost or liability (including legal fees and costs of enforcing this indemnity) arising out of or resulting from any unauthorized use or disclosure by the Receiving Party of the Confidential Information.

         7.       REMEDIES

                  Receiving Party acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by a Receiving Party, and that such breach would cause Disclosing Party irreparable harm. In addition to all other remedies available to Disclosing Party at law, in equity or under this Agreement, the Disclosing Party will be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and the breaching party agrees to waive any requirement of receiving or posting of any bond in connection with such remedy. Each party agrees and consents to the entry of a preliminary injunction or protective order by any court of competent jurisdiction upon a showing by the Disclosing Party that its Confidential Information is being used or disclosed contrary to the provisions of this Agreement. The arbitration provisions of Sections 17.3 through 17.7 of the Purchase Agreement shall not apply to any temporary restraining order, preliminary injunctive relief, protective order or other provisional remedy sought to prohibit a breach or threatened breach of the provisions of this Agreement.


                                       I-3             FUTURE PURCHASE AGREEMENT

         8.       NO LICENSE

                  This Agreement does not imply any license to the Receiving Party (or, if applicable, its employer) of Disclosing Party's Confidential Information or any of its patents, copyrights, trademarks, mask-work rights or applications therefor. All proprietary rights, including but not limited to patent rights and trade and industrial secrets, in and to the Confidential Information shall remain the Disclosing Party's property.

         9.       ADDITIONAL AGREEMENT IF RECEIVING PARTY IS A BUSINESS
                  ORGANIZATION

                  If the Receiving Party is a corporation, limited liability company, or other business organization, it agrees (a) that it shall hold all Confidential Information it receives from the Disclosing Party in strict confidence and with the same degree of care that Receiving Party gives to Receiving Party's own proprietary and confidential information, but not less than a reasonable degree of care, and shall not disclose such Confidential Information to others, except as may be required by law; (b) Receiving Party's covenants and agreements set forth in this Agreement shall be binding upon its officers, directors, employees, representatives and agents; and (c) the Receiving Party shall cause its officers, directors, employees, representatives and agents to abide by the provisions of this Agreement. Notwithstanding the provisions of paragraph 4 above, the Receiving Party may disclose Confidential Information without the prior consent of the Disclosing Party to its officers, directors and employees who have a need to know such information in order to perform their duties; provided, however, that each person to whom the Confidential Information is disclosed must be advised of its confidential nature and of the terms of this Agreement and must have entered into a written agreement with the Receiving Party that obligates such person to abide by such terms (a copy of which must be delivered to the Disclosing Party upon the Disclosing Party's request).

         10.               WAIVERS

                  It is understood and agreed that no failure or delay by the Disclosing Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any or further exercise or the exercise of any right, power or privilege hereunder.

         11.               SEVERABILITY

                  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         12.               CONSENT TO JURISDICTION; GOVERNING LAW

                  Except as otherwise provided herein, all disputes, differences or controversies arising from this Agreement shall be settled by arbitration in accordance with and pursuant to the arbitration provisions set forth in Sections
17.3 through 17.7 of the Purchase Agreement, a copy of which


                                       I-4             FUTURE PURCHASE AGREEMENT

Sections 17.3 through 17.7 are attached hereto as Exhibit "A" and is incorporated by reference herein. Each Party reserves the right to file with a court of competent jurisdiction an application for temporary or preliminary injunctive relief, a protective order or other appropriate provisional remedy
(a) on grounds that the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief, or (b) in the event of a breach or threatened breach of the provisions of this Agreement prohibiting disclosure of Confidential Information. This Agreement shall be governed by and construed in accordance with the laws of Delaware.

         13.               DURATION

                  This Agreement shall become effective upon execution and delivery hereof and shall continue in full force and effect for so long as the Disclosing Party shall exist; provided, however, that the obligation of the Receiving Party under paragraphs 3, 4, 5, 6, 7, 9 and 12 shall survive indefinitely.

         14.               ENTIRE AGREEMENT; SURVIVAL; SUCCESSORS AND ASSIGNS

                  This Agreement contains the entire understanding of the parties hereto concerning the subject matter hereof and supersedes any prior agreement or understanding of the parties. This Agreement shall survive the execution of any other definitive document between the parties hereto and may not be modified except in writing, duly signed by the party against whom enforcement is sought. This Agreement shall inure to the benefit of and is binding upon each of the parties hereto and their respective heirs, successors, assigns and personal representatives.

         15.               COUNTERPARTS.

                  This Agreement is expected to be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The facsimile signature of a party to this Agreement is and shall be deemed to be an original execution and is binding.


                                       I-5             FUTURE PURCHASE AGREEMENT

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

DISCLOSING PARTY:                       RECEIVING PARTY:

WAFERTECH L.L.C.                        _____________________________

By:_______________________________      By:_______________________________
      Name:_______________________            Name:_______________________
      Title:______________________            Title:______________________

Address for Notices:                    Address for Notices:

Telephone:________________________      Telephone:________________________
Facsimile:________________________      Facsimile:________________________



                                       I-6             FUTURE PURCHASE AGREEMENT

                    EXHIBIT "A" TO CONFIDENTIALITY AGREEMENT

                                   ARBITRATION

         Shown below is a copy of Sections 17.3 to 17.7 of that certain Purchase
Agreement, dated as of           , by and among WaferTech, LLC, as Seller, and
[TSMC Development, Inc., Analog Devices, Inc., Altera Corporation, and Integrated Silicon Solutions, Inc.], as Buyers (such copy, the "Copy"). The Copy is an exact copy of the Purchase Agreement except for the insertion of the phrase "by negotiation or mediation between the Parties" in the first sentence of Section 17.3 of the Purchase Agreement, replacing a reference to Sections
17.1 to 17.2 of that agreement, which Sections are not applicable to this Agreement. All references to Articles, Sections, and Subsections in the Copy are to corresponding subdivisions of the Purchase Agreement. All undefined capitalized terms in the Copy have the meanings given in the Purchase
Agreement.

         17.3 CLAIMS SUBJECT TO ARBITRATION. Except as otherwise specifically provided herein, any Dispute arising out of or relating to this Agreement, or the breach or termination hereof, and not resolved by negotiation or mediation between the Parties shall be resolved by binding arbitration in accordance with the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. (the "FAA"), and the Commercial Arbitration Rules, and where the amount in controversy exceeds $1,000,000, the Supplementary Procedures for Large Complex Disputes, of the AAA (collectively, the "Rules"). In the event of a conflict between the FAA and the Rules, the Rules shall govern. In the event of a conflict between this Article and the FAA or the Rules, this Article shall govern. A court of competent jurisdiction, upon application from any Party, may relieve the Parties of their duty to arbitrate Disputes in whole or in part, or may stay any arbitration hereunder in whole or in part, if ongoing litigation between one or more of the Parties and a third party (or parties) involves issues of fact or law common with those subject to arbitration hereunder and there exists the possibility of inconsistent judgments if such relief is not granted. Each Party reserves the right to file with a court of competent jurisdiction an application for temporary or preliminary injunctive relief, a protective order or other appropriate provisional remedy on grounds that (a) the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief; or (b) in the event of a breach or threatened breach of the provisions of Subsection 15.1.1 prohibiting disclosure of Proprietary Information.

         17.4 VENUE. The venue for any arbitration proceeding hereunder shall be San Jose, California.

         17.5 SELECTION OF ARBITRATOR AND DETERMINATION OF CONTROVERSIES.

                  17.5.1 Any Dispute subject to arbitration shall be submitted to a single neutral arbitrator, who, unless otherwise agreed by the Parties, shall be a retired judge or other lawyer who is a member of the arbitration panel of the Judicial Arbitration and Mediation Service ("JAMS") or the national panel of arbitrators of the AAA, and who has substantial experience in the area of the Dispute. The Parties shall confer concerning the selection of AAA or JAMS with the objective of selecting one or the other within thirty (30) days of the conclusion of the Mediation; provided,


                                       I-7             FUTURE PURCHASE AGREEMENT
however, that, if all Parties to the Dispute do not agree on one or the other within such thirty (30) day period, the Dispute initially will be submitted simultaneously to both AAA and JAMS for the sole purpose of picking the arbitrator. If the Parties select JAMS, then the term "Rules" as used herein shall mean the then-prevailing JAMS rules. The AAA (or JAMS, as the case may be) simultaneously shall submit to each Party lists of five proposed qualified arbitrators drawn from the applicable panel of commercial arbitrators. If the Parties are unable to agree upon an arbitrator within thirty (30) days from the date that AAA (or JAMS, as the case may be) submits such list to each Party, then AAA (or JAMS, as the case may be) shall simultaneously submit to each Party a second list of five additional proposed qualified arbitrators drawn from the applicable panel of commercial arbitrators. If for any reason, the appointment of an arbitrator cannot be made from either list, AAA (or JAMS, as the case may be) may make the appointment from among other qualified members of the panel without the submission of additional lists to the Parties. If the Dispute is initially submitted to both AAA and JAMS for the purpose of picking the arbitrator, then both AAA and JAMS simultaneously shall submit to each Party lists of five proposed qualified arbitrators drawn from the applicable panel (with each Party receiving the identical list from AAA and the identical list from JAMS), and if the Parties are unable to agree upon an arbitrator within thirty (30) days from the date that both AAA and JAMS submit the first such lists to each Party, then AAA and JAMS simultaneously shall submit to each Party second lists of five additional proposed qualified arbitrators (with each Party receiving an identical second list from AAA and an identical second list from
JAMS). If the Parties for any reason are unable to select an arbitrator from the first and second lists submitted by AAA and by JAMS, then a majority of the Parties shall select to arbitrate with either AAA or with JAMS, and the arbitration organization so selected shall make the appointment from among other qualified members of the arbitration panel of that organization without the submission of additional lists to the Parties. Where the Parties have initially submitted the Dispute to both JAMS and AAA, then once an arbitrator has been appointed, the arbitration proceeding will be terminated with the arbitration organization that has not been selected and the Parties shall equally share the costs and fees of the arbitration organization so terminated. If for any reason the Parties to the Dispute have not selected an arbitrator within ninety (90) days of the conclusion of the Mediation, then the arbitration shall be conducted with the AAA. No matter how selected, the arbitrator shall have no prior or existing affiliation or relationship with any Party or its counsel and shall sign an oath of impartiality upon appointment.

                  17.5.2 The Parties shall be entitled to obtain pre-hearing discovery through depositions and requests for the inspection and copying of documents and other items upon reasonable notice and to obtain the issuance of a subpoena duces tecum therefor in accordance with applicable law, including without limitation, 9 U.S.C. Section 7 and (notwithstanding Section 1297.17 of the California Code of Civil Procedure) Section 1283.05 of the California Code of Civil Procedure; provided that depositions shall not be taken unless leave to do so is first granted by the arbitrator. As between the Parties, the arbitrator shall have the power to enforce the rights, remedies, procedures, duties, liabilities and obligations of discovery by the imposition of the same terms, conditions, consequences, sanctions and penalties as may be imposed in like circumstances in a civil action by a U.S. Federal court.


                                       I-8
                                                       FUTURE PURCHASE AGREEMENT

         17.6 ARBITRATION AWARD AND JUDICIAL REVIEW. The arbitrator, in deciding any Dispute, shall base his decision on the record and in accordance with this Agreement and applicable law. In no event shall the arbitrator make any ruling, finding or award that does not conform to the terms and conditions of this Agreement, is not supported by the weight of the evidence, or is contrary to statute, administrative regulations or established judicial precedents. The arbitration award shall be a factually detailed, reasoned opinion stating the arbitrator's findings of fact and conclusions of law. Unless the arbitrator for good cause determines otherwise, the final award shall include attorneys' fees, costs and expenses of the prevailing Party, including expert and nonexpert witness fees and the prevailing Party's share of the administrative fee and the arbitrator's fees and expenses, if any. Notwithstanding any other provisions hereof, the arbitrator shall have no jurisdiction to award damages in contravention of Article 10 hereof. The arbitration award shall be subject to judicial review in accordance with 9 U.S.C. Sections 10-12; provided, however, that the arbitration award shall also be vacated to the extent that the arbitrator exceeds his or her authority as set forth in this Section 17.6, and, on balance, the Party seeking vacation of the award has been materially and adversely affected thereby. Judgment may be entered on the award by a United States District Court in accordance with 9 U.S.C. Section 9.

         17.7 CONSOLIDATION AND JOINDER. It is the Parties' intent to avoid, to the maximum extent possible, having to arbitrate claims arising out of this Agreement in more than one proceeding. Accordingly, the Parties hereby consent to the joinder of any person or entity sought to be joined where such or person or entity is substantially involved in a common question of fact or law and its or his presence is required for complete relief to be accorded in an arbitration proceeding under this Article 17.


                                       I-9
                                                       FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "J"

                             METHOD FOR APPORTIONING
                     THE UNUSED MINIMUM PURCHASE ALLOCATION

         The Unused Minimum Purchase Allocation (the "UMPA") will be apportioned among the Non-Defaulting Buyers (as defined in Subsection 3.4.1) in the following manner, unless the Non-Defaulting Buyers otherwise agree. Following the Defaulting Buyer's (as defined in Subsection 3.4.1) written notice to the Non-Defaulting Buyers, as provided in Subsection 3.4.1, each Non-Defaulting Buyer will notify the others of the proportion (between zero and one inclusive) of the UMPA the Non-Defaulting Buyer elects to take (in this exhibit, such proportion, as may be reduced by the method below, the Non-Defaulting Buyer's "elected proportion," and the part (in Wafer Equivalents) of the UMPA corresponding to the elected proportion, the Buyer's "election"). If a Non-Defaulting Buyer fails to elect any part of the UMPA within thirty (30) days following receipt of the Defaulting Buyer's written notice, the Non-Defaulting Buyer is considered to have elected to take none of the UMPA.

NONTECHNICAL DESCRIPTION OF THE METHOD

         If the Non-Defaulting Buyers elect in the aggregate to take all or only part of the UMPA, each Non-Defaulting Buyer will be allowed to take exactly the amount it elects. If, on the other hand, the Non-Defaulting Buyers "oversubscribe" to the UMPA, some of their elections will be reduced as required until their aggregate elections (the "election total") equal the UMPA. (Since a Non-Defaulting Buyer's election can be reduced, but will not be increased, each Non-Defaulting Buyer should elect the maximum amount of the UMPA the Buyer is willing to take.)

         In the oversubscribed case, the method will attempt to accommodate each NonDefaulting Buyer's election within the available UMPA, yet will not permit one Buyer to take more than a given multiple of its Basic Purchase Share to the extent that other Buyers also seek at least the same multiple of their Basic Purchase Shares. This fairness principal is operationalized through the "election ratio," i.e., the ratio of a Buyer's elected proportion to its Basic Purchase Share. For example, if one Buyer has an election ratio of 2, while another has an election ratio of 1, the first Buyer has elected twice as much as its Basic Purchase Share, while the second Buyer has elected its Basic Purchase Share.

         Any Non-Defaulting Buyer whose elected proportion is less than or equal to the quotient of (a) the Buyer's Basic Purchase Share divided by (b) the sum of the Basic Purchase Shares among the Non-Defaulting Buyers will be able to take the Buyer's election without reduction.

         Among the remaining Non-Defaulting Buyers, the method reduces the elections of Buyers whose election ratios are higher than others' before reducing the others' elections and continues until the election total is reduced to the UMPA or until the election ratios among such Buyers are all equal. If the elections of several Buyers with equal election ratios are to be reduced during any step of the


                                       J-1
                                                       FUTURE PURCHASE AGREEMENT
process, those elected proportions are reduced by the same percentage so as to preserve the equality of those Buyers' election ratios after the reduction. (When all the election ratios among the Buyers are equal, the election of each such Buyer is proportionate to its Basic Purchase Share.) If the election total still exceeds the UMPA after all election ratios among such Buyers are equalized, the election of each such Buyer is further reduced by a percentage (identical for each such Buyer) which yields an election total equal to the UMPA.

         For numerical examples of the method, see the section "Numerical Examples" below.

MATHEMATICAL DESCRIPTION OF THE METHOD

         A. ELECTION TOTAL LESS THAN OR EQUAL TO THE UMPA. If the election total is less than or equal to the UMPA, then each Non-Defaulting Buyer will take its election without further adjustment.

         B. ELECTION TOTAL GREATER THAN THE UMPA. If the election total exceeds the UMPA, then the following procedure is used to reduce the election total to the UMPA:

         Step 1: Assign to each Non-Defaulting Buyer whose elected proportion is less than or equal to the ratio of (a) its Basic Purchase Share to (b) the sum of the Non-Defaulting Buyers' Basic Purchase Shares that Buyer's election without reduction.

         Step 2: List the remaining Non-Defaulting Buyers in decreasing order of their election ratios. Assume for purposes of the remaining steps that there are four Buyers and thus at most three Non-Defaulting Buyers on the list. The steps below can be generalized to the case where there are more than three Non-Defaulting Buyers on the list.

         Step 3:

                  (a) If only one Buyer is on the list, reduce its election until the election total equals the UMPA.(1) The process stops at this step and the Non-Defaulting Buyers will take their respective elections (as adjusted) at the completion of this step.

                  (b) If two or more Buyers are on the list, reduce the first Buyer's election until (1) the Buyer's election ratio equals that of the second Buyer's or (2) the election total equals the UMPA.(2) If the election total equals the UMPA, the process stops at this step and the Buyers on the list will take their respective elections at the completion of this step; otherwise, the process continues to the next step.

         Step 4 (when two or more Buyers are on the list):

- -------------
         (1) The Buyer's election will be reduced to (1) the UMPA less (2) the sum of the other Non-Defaulting Buyers' elections.

         (2) The first Buyer's election will be reduced to the greater of (1)
         (a) the UMPA less (b) the sum of the other Non-Defaulting Buyers' elections or (2) the product of (a) the UMPA, (b) the Buyer's Basic Purchase Share, and (c) the election ratio of the second Buyer on the list.


                                       J-2
                                                       FUTURE PURCHASE AGREEMENT

                  (a) If there are two Buyers on the list, reduce each of their elections (as adjusted through step 3) by the same factor until the election total equals the UMPA.(3) The process stops at this step and the Buyers on the list will take their respective elections (as adjusted) at the completion of this step.

                  (b) If there are three Buyers on the list, reduce each of the first two Buyers' elections (as adjusted through step 3) by the same factor until (1) the two Buyers' election ratios equal that of the third Buyer's or (2) the election total equals the UMPA.(4) If the election total equals the UMPA, the process stops at this step and the Buyers on the list will take their respective elections at the completion of this step; otherwise, the process continues to the next step.

         Step 5 (when there are three Buyers on the list): Reduce each of the listed Buyers' elections (as adjusted through step 4) by the same factor until the election total equals the UMPA.(5)

NUMERICAL EXAMPLES

         As an illustration of the above method, suppose that the Buyers are TSMC and three Regular Buyers (referred to below as Buyers No. 1 to No. 4, respectively), with Basic Purchase Shares of 60%, 18%, 18%, and 4%, respectively. Suppose further that Buyer No. 2 with an 18% Basic Purchase Share is a Defaulting Buyer. Finally, suppose that the UMPA equals 100 Wafer Equivalents. The table below shows three cases with the Non-Defaulting Buyers' initial elections and final elections after adjustments by the above method.

- --------------
         (3) The appropriate factor is the quotient of (1) (a) the UMPA less (b) the election of the Non-Defaulting Buyer not on the list divided by (2) the sum of the two elections before the reduction.

         (4) The appropriate factor is the greater of (1) the quotient of (a) the UMPA less the election of the third Buyer on the list divided by
         (b) the sum of the two Buyers' elections before the reduction or (2) the quotient of (a) the election ratio of the third Buyer on the list divided by (b) the election ratio of the first Buyer on the list.

         (5) The appropriate factor is the quotient of (1) the UMPA divided by
         (2) the sum of the three elections before the reduction.


                                       J-3
                                                       FUTURE PURCHASE AGREEMENT

====================================================================================================================================
Col              1              2              3              4              5           6              7            8        9
- ------------------------------------------------------------------------------------------------------------------------------------
                                     CASE 1                        CASE 2                     CASE 3
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   BASIC
                                                                                                                   PURCH     BPS/
                                            ELECTION                      ELECTION                   ELECTION      SHARE    TOTAL
                            ELECTION         RATIO        ELECTION         RATIO      ELECTION        RATIO        (BPS)     BPS
====================================================================================================================================
Row                                                          INITIAL ELECTIONS
- -----------------------------------------------------------------------------------------------------------------
    1       Buyer #1                 70          1.167            100          1.667         100          1.667        0.60    0.732
    2       Buyer #3                 23          1.278            100          5.556         100          5.556        0.18    0.220
    3       Buyer #4                  0          0.000              4          1.000         100         25.000        0.04    0.049
            ------------------------------------------------------------------------------------------------------------------------
    4       TOTAL                    93             --            204             --         300             --        0.82    1.000
====================================================================================================================================
                                                              FINAL ELECTIONS
- -----------------------------------------------------------------------------------------------------------------
    5       Buyer #1                 70          1.167          73.85          1.231       73.17          1.220
    6       Buyer #3                 23          1.278          22.15          1.231       21.95          1.220
    7       Buyer #4                  0          0.000           4.00          1.000        4.88          1.220
            ---------------------------------------------------------------------------------------------------
    8       TOTAL                    93             --         100.00             --      100.00             --
====================================================================================================================================

         Column 8 of the table lists the Basic Purchase Shares of the Non-Defaulting Buyers. Column 9 expresses each Basic Purchase Share as a proportion of the total of the NonDefaulting Buyers' Basic Purchase Shares.

         Case 1: The Non-Defaulting Buyers elect 70, 93, and 0 Wafer Equivalents, respectively (rows 1 to 3, column 2). Since the election total (93 Wafer Equivalents; row 4, column 2) is less than 100 Wafer Equivalents, each Non-Defaulting Buyer will take its initial election (see rows 5 to 7, column 2).

         Case 2: The Non-Defaulting Buyers elect 100, 100, and 4 Wafer Equivalents, respectively (rows 1 to 3, column 4). Since the election total (204 Wafer Equivalents) exceeds the UMPA, some of the elections must be reduced. Comparing columns 4 and 9 (rows 1 to 3), we see that Buyer No. 1's and Buyer No. 3's elected proportions exceed their respective Basic Purchase Shares as proportions of the sum of the Non-Defaulting Buyers' Basic Purchase Shares. Since that is not true for Buyer No. 4, it will take its entire election.

         Buyer No. 1's and Buyer No. 3's elections must be reduced, since their elections sum to 200. Buyer No. 3's election is reduced first, because its election ratio (5.556) exceeds Buyer No. 1's (1.667). Even after Buyer No. 3's election is reduced so that its election ratio equals Buyer No. 1's, the Buyers' aggregate elections (130 Wafer Equivalents) are still too much (not shown in the table), so each of their elections is (further) reduced (rows 5 to 6, column 4) until their aggregate elections are 96 Wafer Equivalents. Note that at this point, their election ratios have been reduced to 1.231 (rows 5 to 6, column 5). Thus, once Buyer No. 3's election ratio is made equal to Buyer No. 1's, each Buyer's election is reduced by the same factor until the two Buyers' aggregate elections equal 96 Wafer Equivalents.

         Case 3: The Non-Defaulting Buyers elect 100 Wafer Equivalents each. Buyer No. 4 has the highest election ratio, followed by Buyer No. 3, then Buyer No. 1 (rows 1 to 3, column 7). As shown in rows 5 to 7, columns 6 to 7, each Non-Defaulting Buyer's election is reduced until their three Buyers' common election ratio is 1.220 (rows 5 to 7, column 7). In terms of the above method, Buyer No. 4's initial election ratio (25) is first reduced to Buyer No. 3's (5.556). Because the election total


                                       J-4
                                                       FUTURE PURCHASE AGREEMENT
still exceeds 100 Wafer Equivalents (not shown in the table), both Buyers' election ratios are reduced to Buyer No. 1's (1.667). Because the election total is still too high (not shown in the table), all Non-Defaulting Buyers' election ratios are reduced to the final value of 1.220, at which point the election total is 100 Wafer Equivalents.


                                       J-5
                                                       FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "K"

       FORM OF CONFIDENTIALITY AGREEMENT BETWEEN A BUYER AND ITS CUSTOMER

         This Confidentiality Agreement (the "Agreement") is made and entered into as of _________________________________ , by and between
___________________ [Buyer], a ______________________________ ("Disclosing
Party"), and ______________________________ , [a_____________ corporation [or other entity] (the "Receiving Party").

         WHEREAS, pursuant to that certain Purchase Agreement (as defined below), the Disclosing Party purchases part of the wafer production manufactured by WaferTech, LLC, a Delaware limited liability company (the "Company"), which owns and operates a semiconductor wafer-fabrication plant in Camas, Washington (such plant, the "Foundry"), and following such purchase, Disclosing Party uses the wafer production in its own products for resale to its customers; and

         WHEREAS, the Receiving Party is a customer of the Disclosing Party and desires to obtain from the Company's design rules, parametric information, and reliability data relating to Foundry products of interest to the Receiving Party (such information, the "Information"); and

         WHEREAS, the Receiving Party intends to use the Information to evaluate products incorporating the wafer production for purchase from the Disclosing Party (such purpose, the "Purpose"); and

         WHEREAS, the Disclosing Party is willing to provide the Information to the Receiving Party subject to the terms below; and

         WHEREAS, the Disclosing Party is a party to that certain Purchase Agreement, dated as of _________________, between the Company and other parties which, together with the Disclosing Party, are named as "Buyers" under the Purchase Agreement (the "Purchase Agreement"); and

         WHEREAS, the Disclosing Party is obligated by the Purchase Agreement to enter into this Agreement with the Receiving Party as a condition to the disclosure of the Information; and

         WHEREAS, the Receiving Party is willing to use such information and preserve its confidentiality in the manner set forth below;

         NOW THEREFORE, in consideration of the above premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                       K-1
                                                       FUTURE PURCHASE AGREEMENT

         1.       DEFINITION OF CONFIDENTIAL INFORMATION

                  As used herein, "Confidential Information" shall mean (a) all data, concepts, ideas, methods, processes, techniques, formulae, know-how, mask-works, trade and industrial secrets and improvements relating to research, development or manufacturing activities of the Company or other parties to the Purchase Agreement. Confidential Information shall include not only written information, but also (a) information transferred orally, visually, electronically or by any other means, provided that the Disclosing Party expressly indicates to the Receiving Party that such disclosures constitute "Confidential Information" for purposes of this Agreement, and (b) all notes, analyses, compilations, presentations or other documents (including materials prepared by the Receiving Party), which contain or otherwise reflect such information. Confidential Information shall include the Information.

         2.       NON-CONFIDENTIAL INFORMATION

                  The term "Confidential Information" does not include information which (a) becomes generally available to the public other than as the result of a disclosure by the Receiving Party; (b) was available to the Receiving Party on a nonconfidential basis (including, but not limited to information developed by that party) prior to its disclosure to the Receiving Party by the Disclosing Party; (c) becomes available to the Receiving Party on a nonconfidential basis from a source other than the Disclosing Party provided that such source is not bound by a confidentiality agreement with the Disclosing Party or the Company or is not otherwise prohibited from transmitting the information to the Receiving Party by a contractual, legal or fiduciary obligation; or (d) is required to be disclosed by the Receiving Party pursuant to law, governmental regulation or judicial order, provided that written notice is given to the Disclosing Party and the Company prior to the required disclosure.

         3.       USE OF CONFIDENTIAL INFORMATION

                  The Receiving Party shall use Confidential Information solely for the Purpose and for no other purpose.

         4.       DISCLOSURE OF CONFIDENTIAL INFORMATION

                  Without the prior consent of the Disclosing Party, the Receiving Party shall not disclose to any person the fact that Confidential Information has been made available to the Receiving Party or that the Receiving Party has inspected any Confidential Information, except to the extent the foregoing is required to be disclosed by the Receiving Party pursuant to law, governmental regulation or judicial order, provided that written notice is given to the Disclosing Party and the Company prior to the required disclosure. The fact that such information has been delivered to the Receiving Party is deemed to be Confidential Information for the purposes of this Agreement, except to the extent the foregoing is required to be disclosed by the Receiving Party pursuant to law, governmental regulation or judicial order, provided that written notice is given to the Disclosing Party and the Company prior to the required disclosure.


                                       K-2
                                                       FUTURE PURCHASE AGREEMENT

         5.       DESTRUCTION OR RETURN OF CONFIDENTIAL INFORMATION

                  Upon request from the Disclosing Party to the Receiving Party
(a) the Receiving Party shall (i) either destroy or return to the Disclosing Party all Confidential Information received in tangible form, including any copies of which the Receiving Party may have made, (ii) destroy all abstracts, summaries thereof or references thereto in the documents of the Receiving Party, and (iii) certify to Disclosing Party that this has been done, and (b) the Receiving Party shall not use any of the Confidential Information with respect to, or in furtherance of, any of the Receiving Party's businesses or in the business of anyone else, or for any other purpose whatsoever.

         6.       INDEMNIFICATION

                  The Receiving Party hereby agrees to indemnify, defend and hold harmless the Disclosing Party, the other parties to the Purchase Agreement, and the Company (each such indemnified party, an "Indemnitee") from any damages, loss, cost or liability (including legal fees and costs of enforcing this indemnity) arising out of or resulting from any unauthorized use or disclosure by the Receiving Party of the Confidential Information.

         7.       REMEDIES

                  Receiving Party acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by a Receiving Party, and that such breach would cause one or more Indemnitees irreparable harm. In addition to all other remedies available to an Indemnitee at law, in equity or under this Agreement, the Indemnitee will be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and the breaching party agrees to waive any requirement of receiving or posting of any bond in connection with such remedy. The Receiving Party agrees and consents to the entry of a preliminary injunction or protective order by any court of competent jurisdiction upon a showing by an Indemnitee that Confidential Information is being used or disclosed contrary to the provisions of this Agreement to the detriment of the Indemnitee.

         8.       NO LICENSE

                  This Agreement does not imply any license to the Receiving Party of Confidential Information or any of patents, copyrights, trademarks, mask-work rights or applications therefor. All proprietary rights, including but not limited to patent rights and trade and industrial secrets, in and to the Confidential Information shall remain the property of its owner prior to disclosure by the Disclosing Party to the Receiving Party.

         9.       DEGREE OF CARE, AGREEMENTS BINDING ON OFFICERS, EMPLOYEES,
                  ETC.

                  Receiving Party agrees (a) that it shall hold all Confidential Information it receives from the Disclosing Party in strict confidence and with the same degree of care that Receiving Party


                                       K-3
                                                       FUTURE PURCHASE AGREEMENT
gives to Receiving Party's own proprietary and confidential information, but not less than a reasonable degree of care, (b) Receiving Party's covenants and agreements set forth in this Agreement shall be binding upon its officers, directors, employees, representatives and agents; and (c) the Receiving Party shall cause its officers, directors, employees, representatives and agents to abide by the provisions of this Agreement.

         10.               WAIVERS

                  It is understood and agreed that no failure or delay by the Disclosing Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any or further exercise or the exercise of any right, power or privilege hereunder.

         11.               SEVERABILITY

                  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         12.               GOVERNING LAW

                  This Agreement shall be governed by and construed in accordance with the laws of Delaware.

         13.               DURATION

                  This Agreement shall become effective upon execution and delivery hereof and shall continue in full force and effect for so long as the Disclosing Party shall exist; provided, however, that the obligation of the Receiving Party under paragraphs 3, 4, 5, 6, 7, 8, 9, 12, 14 and 15 shall survive indefinitely.

         14.               ENTIRE AGREEMENT; SURVIVAL; SUCCESSORS AND ASSIGNS

                  This Agreement contains the entire understanding of the parties hereto concerning the subject matter hereof and supersedes any prior agreement or understanding of the parties. This Agreement may not be modified except in writing, duly signed by the party against whom enforcement is sought. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective heirs, successors, assigns and personal representatives.

         15. The Company is a third-party beneficiary under this Agreement. Further, the parties intend the Indemnitees, other than the Disclosing Party, to be third-party beneficiaries of the provisions of paragraph 6.


                                       K-4
                                                       FUTURE PURCHASE AGREEMENT

         16.               COUNTERPARTS.

                  This Agreement is expected to be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The facsimile signature of a party to this Agreement is and shall be deemed to be an original execution and is binding.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

DISCLOSING PARTY:                       RECEIVING PARTY:

__________________________________      _____________________________

By:_______________________________      By:_______________________________
      Name:_______________________            Name:_______________________
      Title:______________________            Title:______________________

Address for Notices:                    Address for Notices:

__________________________________      _________________________________
__________________________________      _________________________________
Telephone:________________________      Telephone:________________________
Facsimile:________________________      Facsimile:________________________


                                       K-5             FUTURE PURCHASE AGREEMENT

                                   EXHIBIT "L"

                           FORM OF INDEMNITY AGREEMENT

                               INDEMNITY AGREEMENT

                  This Indemnity Agreement ("Agreement") is entered into as of ______________ by [Buyer] , a ________________ corporation, as indemnifying party hereunder ("Indemnitor"), and WaferTech LLC, a Delaware limited liability company, as indemnified party ("Indemnitee").

                                    RECITALS

         A. Indemnitor and Indemnitee, among others, are parties, to that certain Purchase Agreement, dated ___________________ (the "Purchase Agreement").

         B. Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Purchase Agreement.

         C. Pursuant to the Purchase Agreement, Indemnitee will sell and the other parties to that agreement will buy semiconductor wafers produced by Indemnitee at the Foundry.

         D. Under Section 5.10 of the Purchase Agreement, if Indemnitor orders Products from Indemnitee that require the grant of non-exclusive Intellectual Property Rights relating to the Products' manufacture or sale, Indemnitor must, as a condition to Indemnitee's manufacturing and delivering such Products, either grant the necessary Intellectual Property Rights to Indemnitee or enter into this Agreement. Indemnitor wishes to order Products under the Purchase Agreement from Indemnitee and declines to obtain and grant to it non-exclusive rights in Intellectual Property Rights relating to such Products. Accordingly, Indemnitor desires to enter into this Agreement.

         E. The Product/Products covered by this Agreement is/are as follows:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                  NOW, THEREFORE, in consideration of the premises and covenants herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1. Except as expressly otherwise provided in Section 11.1 of the Purchase Agreement, Indemnitor shall indemnify, defend, and hold harmless Indemnitee, TSMC, and their respective Affiliates, employees, officers, directors, shareholders, partners, members, and agents (collectively,


                                       L-1             FUTURE PURCHASE AGREEMENT

"Indemnified Persons") against or from any Claim of infringement or misappropriation of a third party's Intellectual Property Rights arising out of, related to, or connected with the Product or Products described in Recital E above.

         2. This Agreement shall be governed by Section 10.2(a) of the Purchase Agreement.

         3. Any payment hereunder shall be made in U.S. dollars. Any amount due and payable to an Indemnified Person under paragraph 1 and not paid within 30 days of written demand for payment shall accrue interest compounded annually at a rate equal to the lesser of (a) the sum of (i) the prime or reference rate for commercial borrowing announced by the Bank of America N.T.&S.A. from time to time and (ii) 5% or (b) the maximum rate of interest permitted by applicable law.

         4. Indemnitor's obligation to Indemnitee under paragraph 1 shall be conditioned upon:

                  a. Indemnitee's giving Indemnitor prompt notice in writing of any Claims subject to the indemnity of paragraph 1 and of which Indemnitee is aware;

                  b. Indemnitee's permitting Indemnitor, through counsel of Indemnitor's choice and reasonably acceptable to Indemnitee, to defend against, contest or settle the same; and

                  c. Indemnitee's reasonably cooperating with Indemnitor and reasonably providing it with information and assistance to enable it to defend, contest or settle same.

         5. The indemnity of paragraph 1 shall be interpreted and construed as indemnifying Indemnitee against its negligence, whether active or passive.

         6. Time is of the essence with respect to each provision of this Agreement in which time is a factor.

         7. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, United States of America.

         8. This Agreement integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral negotiations and prior writings in respect to the subject matter hereof. This Agreement may be modified, supplemented, superseded or canceled only by an instrument signed by the parties hereto.

         9. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.


                                       L-2             FUTURE PURCHASE AGREEMENT

         10. No waiver of any provision hereof shall be effective unless and until made in writing and signed by the party to be charged. No waiver, forbearance or failure by any party hereto of its right to enforce any provision of this Agreement shall constitute a waiver or estoppel of such party's right to enforce any other provision of this Agreement or a continuing waiver by such party of compliance with any provision.

         11. In the event of any litigation, arbitration, judicial reference or other proceeding involving the parties hereto to enforce any provision hereof, to enforce any remedy available upon default hereunder, or seeking a declaration of the rights of a party hereunder, the prevailing party shall be entitled to recover from the other such attorneys' fees and costs as may be reasonably incurred, including the cost of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation, arbitration, judicial reference or other proceeding. Notwithstanding the foregoing, (a) in an arbitration proceeding the award of attorneys' fees shall be governed by the provisions of Section 17.6 in the Purchase Agreement; and (b) in a mediation under Section 17.2 of the Purchase Agreement, each Party shall pay its own attorneys' fees and expenses in accordance with said Section 17.2.

         12. With the exception of Section 17.7, the dispute resolution and arbitration provisions of Article 17 of the Purchase Agreement are incorporated by reference herein; provided that the term "Parties" as used in said Article 17 refer to Indemnitor and Indemnitee hereunder.

         13. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees, and assigns.

         14. Each party hereto irrevocably consents to the jurisdiction of the state and Federal courts located in San Jose, California; agrees, subject to the provisions of Article 17 of the Purchase Agreement, that any action, suit or proceeding by or between the parties may be brought in any such court sitting in San Jose, California; and waives any objection which the party may now or hereafter have concerning jurisdiction and venue, whether based on considerations of personal jurisdiction, forum non conveniens or on any other ground. Each party hereby irrevocably designates, appoints and empowers the Secretary of State of California to receive for and on behalf of such party service of process in the State of California and further irrevocably consents to the service of process outside of the territorial jurisdiction of said courts by mailing copies thereof by registered or certified United States mail, postage prepaid, to such party's last known address as established in accordance with the Purchase Agreement with the same effect as if the Party were a resident of the State of California and had been lawfully served in such state. Any process served on the California Secretary of State in accordance with the preceding sentence shall also be noticed to the party's last known address established in accordance with the Purchase Agreement. Nothing in this Agreement shall affect the right to service of process in any other manner permitted by law. Each party further agrees that final judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the State of California by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of such judgment.


                                       L-3             FUTURE PURCHASE AGREEMENT

         15. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        INDEMNITOR:

                                        ____________________________________,
                                        a ___________________ corporation

                                        By: ______________________________
                                        Name: ______________________________
                                        Title: ______________________________

                                        INDEMNITEE:

                                        WAFERTECH, LLC, a Delaware limited
                                        liability company

                                        By: ______________________________
                                        Name: ______________________________
                                        Title: ______________________________


                                       L-4             FUTURE PURCHASE AGREEMENT